AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2010.
================================================================================
                                                REGISTRATION FILE NO. 333-148420
                                                              FILE NO. 811-03915

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-6

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                         PRE-EFFECTIVE AMENDMENT NO. ___               [ ]

                         POST-EFFECTIVE AMENDMENT NO. 3                [X]

                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                         AMENDMENT NO. 19                              [X]
                                      ---

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                          CUNA MUTUAL INSURANCE SOCIETY
                               (NAME OF DEPOSITOR)
                             5910 MINERAL POINT ROAD
                                MADISON, WI 53705
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (319) 352-4090

                               KERRY A. JUNG, ESQ.
                          CUNA MUTUAL INSURANCE SOCIETY
                             5910 MINERAL POINT ROAD
                            MADISON, WISCONSIN 53705
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective (check appropriate box)

| | immediately upon filing pursuant to paragraph (b) of Rule 485. |x | on May 1, 2010 pursuant to paragraph (b) of Rule 485.
| | 60 days after filing pursuant to paragraph (a)(i) of Rule 485. | | on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:
| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Units of interest in a Variable Account under individual flexible premium deferred variable annuity contracts.

PROSPECTUS                                                           MAY 1, 2010


================================================================================

                      MEMBERS(R) VARIABLE UNIVERSAL LIFE II
           A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    ISSUED BY
                          CUNA MUTUAL INSURANCE SOCIETY

================================================================================

This Prospectus describes the Policy issued by CUNA Mutual Insurance Society ("we", "our" or "us") and supported by the CUNA Mutual Variable Life Insurance Account ("Separate Account"). The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire life of the Insured. This discussion in this Prospectus is meant for current Owners. We no longer issue new Policies and we no longer issue new riders on any Policy.

This Prospectus provides information that a prospective Owner should know before investing. You should keep this Prospectus for future reference as you consider the Policy in conjunction with other insurance you own.

With this Policy, you can allocate Net Premium and Policy Value to:

    o Subaccounts of the Separate Account, each of which invests in one of the mutual funds listed on this page; or

    o  A Fixed Account, which credits a specified rate of interest.

A prospectus for each of the mutual funds in which the Separate Account invests accompanies this Prospectus. Please read these documents before investing and save them for future reference.

The mutual funds available include:


ULTRA SERIES FUND
    Conservative Allocation Fund     Large Cap Value Fund
    Moderate Allocation Fund         Large Cap Growth Fund
    Aggressive Allocation Fund       Mid Cap Fund (f/k/a Mid Cap Value Fund)
    Money Market Fund                Small Cap Fund (f/k/a Small Cap Value Fund)
    Bond Fund                        International Stock Fund
    High Income Fund
    Diversified Income Fund


An investment in the Separate Account is not a bank or credit union deposit and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Separate Account involves certain risks including loss of Premium (principal).

Please refer to the "Summary" section of this Prospectus that describes certain risks associated with investing in a Policy.

--------------------------------------------------------------------------------

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED
   THIS POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
================================================================================


SUMMARY OF POLICY BENEFITS AND RISKS ........................................  1
  Benefits Summary...........................................................  1
  Cancellation, Surrender and Partial Withdrawals............................  1
  Risk Summary...............................................................  2
  Fee Tables.................................................................  4
CUNA MUTUAL INSURANCE SOCIETY................................................  7
THE SEPARATE ACCOUNT AND THE FUNDS ..........................................  8
  Ultra Series Fund..........................................................  8
  More Information About the Funds...........................................  9
THE FIXED ACCOUNT............................................................  9
THE POLICY ..................................................................  9
  Applying for a Policy .....................................................  9
  Policy Issue Date.......................................................... 10
  Temporary Insurance Agreement ............................................. 10
  "Right-to-Examine" Period ................................................. 10
  Flexibility of Premiums.................................................... 10
  Allocation of Net Premiums................................................. 11
  Lapse ..................................................................... 11
  Reinstatement ............................................................. 11
  Premiums to Prevent Lapse.................................................. 11
  Death Benefit Proceeds .................................................... 12
  Change of Death Benefit Option ............................................ 12
  Accelerated Benefit Option ................................................ 13
  Change of Specified Amount ................................................ 13
POLICY VALUES ............................................................... 14
  Policy Value .............................................................. 14
  Fixed Account Value........................................................ 14
  Variable Account Value .................................................... 14
  Transfer of Values......................................................... 15
  Dollar-Cost Averaging ..................................................... 17
  Automatic Personal Portfolio Rebalancing Service........................... 17
  Other Types of Automatic Transfers......................................... 17
  Surrender and Partial Withdrawals.......................................... 18
  Maturity................................................................... 18
  Payment of Benefits/Settlement Options..................................... 18
  Suspension of Payments..................................................... 19
  Policy Loans............................................................... 19
CHARGES AND DEDUCTIONS....................................................... 20
  Premium Expense Charge .................................................... 20
  Monthly Deduction.......................................................... 20
  Cost of Insurance Charge .................................................. 20
  Policy Fee................................................................. 21
  Administrative Charge...................................................... 21
  Cost of Additional Benefits................................................ 21
  Mortality and Expense Risk Charge.......................................... 21
  Surrender Charges ......................................................... 21
  Transfer Fee............................................................... 21
  Duplicate Policy Charge.................................................... 22
  Federal and State Income Taxes............................................. 22
  Increase of Specified Amount Charge........................................ 22
  Research Fee............................................................... 22
  Fund Expenses.............................................................. 22
DISTRIBUTION OF THE POLICIES ................................................ 22
  Compensation Arrangements For CUNA Brokerage and Its Sales Personnel ...... 22

  Compensation Arrangements For Selling Firms and Their Sales Personnel ..... 22
  Source of Compensation..................................................... 23
OTHER POLICY BENEFITS AND PROVISIONS ........................................ 23
  Owner, Beneficiary......................................................... 23
  Right to Convert .......................................................... 23
  Transfer of Ownership...................................................... 23
  Addition, Deletion, or Substitution of Investments ........................ 23
  Voting Rights ............................................................. 24
RIDERS AND ENDORSEMENTS...................................................... 24
  Children's Insurance....................................................... 24
  Guaranteed Insurability ................................................... 25
  Accidental Death Benefit .................................................. 25
  Other Insured.............................................................. 25
  Disability Waiver of Monthly Deductions ................................... 25
  Executive Benefits Plan Endorsement........................................ 25
FEDERAL INCOME TAX CONSIDERATIONS ........................................... 25
  Introduction .............................................................. 25
  Tax Status of the Policy................................................... 26
  Tax Treatment of Policy Benefits........................................... 26
  Special Rules for Pension and Profit-Sharing Plans......................... 27
  Estate, Gift and Generation-Skipping Transfer Taxes........................ 28
  Business Uses of the Policy................................................ 28
  Alternative Minimum Tax.................................................... 29
  Possible Tax Law Changes................................................... 29
  Our Taxes ................................................................. 29
LEGAL PROCEEDINGS............................................................ 29

FINANCIAL STATEMENTS ........................................................ 29

GLOSSARY .................................................................... 29

STATEMENT OF ADDITIONAL INFORMATION ......................................... 33

                      SUMMARY OF POLICY BENEFITS AND RISKS
================================================================================

This summary describes important benefits and risks of the Policy and corresponds to sections in this Prospectus which discuss the topics in more detail, including variations by state. Please refer to the Glossary for definitions of certain terms.

BENEFITS SUMMARY

General Benefits of the Policy. Like fixed benefit life insurance, the Policy offers a minimum Death Benefit and provides a Policy Value, loan privileges and a value on surrender. However, the Policy differs from a fixed benefit policy because it allows you to allocate your Net Premiums or transfer Policy Value to the Subaccounts. The amount and duration of life insurance protection and of the Policy Value varies with the investment experience of the Policy Value you place in the Subaccounts. Likewise, the Surrender Value varies with the investment experience of your selected Subaccounts.




Premiums. The amount of your Policy's Specified Amount determines the amount of your Initial Required Premium. After you make the Initial Required Premium, you can pay subsequent Premiums at any time. We may refuse any payments less than $50.

    o You can elect to pay Planned Premiums but you are not required to pay Premiums according to the plan. You can vary the frequency and amount of Premiums, and can skip Premiums. (If you do skip a Premium, you may increase the likelihood that your Policy will Lapse.) We do not accept any Premiums after the Insured reaches Attained Age 95.

    o As long as your cumulative Premiums less aggregate partial withdrawals and any Loan Amount equal or exceed the Accumulated Extended Guarantee Premiums, your Policy will not enter the Grace Period until the Insured's Attained Age 95. As long as your cumulative Premiums less aggregate partial withdrawals and any Loan Amount equal or exceed the Accumulated Basic Guarantee Premiums, your Policy will not enter the Grace Period before the later of (1) the tenth Policy Anniversary, or (2) the Insured's Attained Age 65.

Death Benefit Options. You must choose between two Death Benefit Options under the Policy. You may change Death Benefit Options at any time:

    o Option 1 is a level Death Benefit through Attained Age 95 that is the greater of:

       >  the Specified Amount on the date of death; or

       > the Policy Value on the date of death multiplied by the applicable Death Benefit percentage.

    o  Option 2 is a variable Death Benefit that is the greater of:

       >  the Specified Amount plus the Policy Value on the date of death; or

       > the Policy Value on the date of death multiplied by the applicable Death Benefit percentage.


You may select the Specified Amount which must be at least $50,000 ($25,000 for Insureds age 65 or over on the Policy Issue Date). You also may increase or decrease the Specified Amount, but you may not decrease it below $40,000 ($20,000 for Insureds age 65 or over).


Cancellation, Surrender and Partial Withdrawals


Cancellation: Once we issue your Policy, the Right-to-Examine Period begins. You may cancel the Policy during this period and receive a refund. A request to increase the Specified Amount also triggers a Right to Examine Period. See Right-to-Examine Period.


Surrender: At any time while the Insured is alive and the Policy is In Force, you may make a Written Request to surrender your Policy for its Surrender Value. Federal income taxes and a penalty tax may apply to surrenders.

Partial Withdrawals: You may withdraw part of the Surrender Value using a Written Request, subject to the following rules.

    o  Federal income taxes and a penalty tax may apply to partial withdrawals;

    o A partial withdrawal reduces the Death Benefit by at least the amount withdrawn;

    o If Death Benefit Option 1 is in effect, Specified Amount is reduced by the dollar amount of a partial withdrawal. Surrender charges apply to a reduction in Specified Amount resulting from a partial withdrawal; and

    o We may deduct a processing fee for each partial withdrawal. We currently do not deduct this fee.

Transfers. Each Policy Year, you may make:

    o  an unlimited number of Policy Value transfers from the Subaccounts; and

    o one Policy Value transfer from the Fixed Account. We currently waive this restriction.

Please note, however, that transfers between and among the Subaccounts are subject to our and the Fund's frequent transfers/trading policies and procedures.

A transfer from the Fixed Account may be limited to 25% of Fixed Account Value. We currently waive this restriction. Transfer privileges are subject to restriction based on our Frequent Transfers Procedures.

Loans. You may borrow money from us using the Surrender Value of Your Policy as collateral. Loans may have tax consequences. To secure the loan, we transfer an amount of your Policy Value equal to the loan from the Separate Account and Fixed Account to the Loan Account. Policy Value in the Loan Account earns interest at the guaranteed minimum rate of 4% per year. We charge you a maximum interest rate of 6% per year on money that you borrow. Interest is accrued throughout the year and is payable at the end of each Policy Year. Unpaid interest is added to the Loan Amount (becomes part of the outstanding loan) if it is not paid at the end of the Policy Year. You may repay all or part of your outstanding loans at any time. Loan repayments must be clearly marked as loan repayments or we will treat them as Premiums. Outstanding loans and accrued interest are deducted from the Death Benefit to arrive at the Death Benefit Proceeds (the amount payable to the Beneficiary upon the Insured's death).

RISK SUMMARY

Investment Risk. If you invest your Policy Value in one or more Subaccounts, you will be subject to the risk that investment experience will be unfavorable and that your Policy Value will decrease. If you allocate Net Premiums or transfer Policy Value to the Fixed Account, we credit your Policy Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

Because we continue to deduct charges from Policy Value, if investment results are not sufficiently favorable, or if interest rates are too low, or if you do not make additional Premium payments, then your Policy's Surrender Value may fall to zero. In that case, the Policy may Lapse. We do not guarantee any Policy Value you place in the Subaccounts. The value of each Subaccount may increase or decrease, depending on the investment experience of the corresponding Fund. You could lose some or all of your money.

However, if investment experience is sufficiently favorable and you have kept the Policy In Force for a substantial time, you may be able to draw upon Policy Value, through partial withdrawals and loans.

Inappropriate Frequent Transfers Risk. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers. In order to try to protect Owners and the Funds from potentially harmful trading activity, we have certain policies and procedures ("Frequent Transfers Procedures").

Risk of Lapse. Certain circumstances will cause your Policy to enter a Grace Period during which you must make a sufficient Premium payment to keep your Policy In Force:

    o If your Policy's Surrender Value on a Monthly Processing Day is too low to cover the Monthly Deduction, and the Basic Guarantee and Extended Guarantee are not in effect, then the Policy will enter a 61-day Grace Period.

    o Notwithstanding the foregoing, the Policy will not enter a Grace Period if, prior to the later of (1) the 10th Policy Anniversary or, (2) the Insured's Attained Age 65, Premiums less partial withdrawals and loans equal to the accumulated Basic Guarantee Premium for the period ending on that Monthly Processing Day have been paid.

    o Notwithstanding the foregoing, the Policy will not enter a Grace Period if, prior to the Insured's Attained Age 95, Premiums less partial withdrawals and loans equal to the accumulated Extended Guarantee Premium for the period ending on that Monthly Processing Day have been paid.

Whenever your Policy enters a Grace Period if you do not make a sufficient Premium payment before the Grace Period ends, your Policy will Lapse (terminate without value), and insurance coverage and other benefits under your Policy will cease. The Premium payment required to keep your Policy In Force beyond the Grace Period is the amount sufficient to result in enough Net Premiums to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interest due during the Grace Period.


Surrender Charge Risks. Surrender charges play a role in determining whether your Policy will Lapse. The surrender charges under this Policy are significant, especially in the early Policy Years. It is likely that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. If you do not have the financial ability to keep your Policy In Force at the initial Specified Amount for a substantial period of time or you intend to surrender all or part of the Policy Value during the deferred charge period, you may be subject to significant deferred sales charges. This Policy is designed to meet long-term financial goals. This Policy is not suitable as a short-term investment.


Even if you do not surrender your Policy, surrender charges may still help determine whether your Policy will Lapse. Surrender Value (that is, Policy Value minus any surrender charges and outstanding Loan Amount) is one measure we use to determine whether your Policy will enter a Grace Period, and possibly Lapse. A surrender may have adverse tax consequences.

Tax Risks. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended ("Code"). We expect that the policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of Premiums permitted under the policy.

Depending on the total amount of Premiums that you pay, your Policy may be treated as a modified endowment contract ("MEC") under federal income tax laws. If a Policy is treated as a MEC, then partial withdrawals, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any partial withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner's investment in the Policy. In addition, a 10% federal penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

Partial Withdrawal Risks. The Policy permits you to make a partial withdrawal, as long as the Specified Amount remaining after such withdrawal would not be less than $40,000 ($20,000 for issue ages 65 and over). A partial withdrawal reduces the Policy Value and Surrender Value, so it increases the risk that the Policy will Lapse. It also increases the likelihood that either the Basic Guarantee or the Extended Guarantee will not remain in effect. A partial withdrawal also may have adverse tax consequences.

A partial withdrawal reduces the Death Benefit. If you selected the level Death Benefit (Option 1), then when you make a partial withdrawal, the Specified Amount is reduced by the amount of the withdrawal. If you selected the variable Death Benefit (Option 2), then when you make a partial withdrawal, the Death Benefit is reduced because the Policy Value is reduced.

Currently there are no limitations on partial withdrawals, however, we may limit the number of partial withdrawals to two per Policy Year.

Loan Risks. A policy loan, whether or not repaid, affects Policy Value over time because we transfer an amount equal to the amount of the loan from the Subaccounts and Fixed Account to the Loan Account as collateral. We then credit a fixed interest rate of at least 4.0% annually to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive current interest rates in excess of 4.0% that we may, from time to time, credit to the Fixed Account. The longer the loan is outstanding, the greater the likely effect of not participating in the Subaccounts or the Fixed Account. Depending on the investment results of the Subaccounts and the interest rate credited to the Fixed Account, the effect could be favorable or unfavorable. We also charge you interest on the amount that you borrow at a rate ranging from 4.0% to 6.0% annually.

A policy loan reduces the Death Benefit Proceeds and Surrender Value by the Loan Amount (the amount of the loan(s), plus any interest you owe on the loan(s)). As with partial withdrawals, loans reduce the Surrender Value of your Policy and therefore increase the likelihood that the Policy will Lapse or that the Basic Guarantee or the Extended Guarantee would not remain in effect. A loan may have tax consequences.

Fund Risks. A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Fund's prospectus for more information.

FEE TABLES
The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Value among the Subaccounts and the Fixed Account.

---------------------------------------------------------------------------------------------------------------------------------
                                                         Transaction Fees
---------------------------------------------------------------------------------------------------------------------------------
Charge                         When Charge is
                               Deducted                                         Amount Deducted
---------------------------------------------------------------------------------------------------------------------------------
                                                          Maximum Guaranteed Charge          Current Charge
---------------------------------------------------------------------------------------------------------------------------------
Premium Expense Charge         Upon receipt of each       0-4.00% of each Premium            0-4.00% of each Premium
(Taxes)                        Premium payment            payment, depending on the          payment, depending on the
                                                          Insured's state of residence       Insured's state of residence
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Premiums (Load)     Not applicable             None                               None
---------------------------------------------------------------------------------------------------------------------------------
                               Upon surrender or
                               Lapse during the first
Surrender Charge               9 Policy Years, or         $0.87 - $42.31 per $1,000 of       $0.87 - $42.31 per $1,000
(Deferred Sales Charge)(1)     during the first 9         Specified Amount during the        of Specified Amount
(Minimum and Maximum Charge)   Policy Years               first Policy Year(2)               during the first Policy Year(2)
                               following an increase
                               in Specified Amount
---------------------------------------------------------------------------------------------------------------------------------
                               Upon surrender or
Charge for a male Insured,     Lapse during the first
Attained Age 35, in the        9 Policy Years, or         $7.71 per $1,000 of                $7.71 per $1,000 of
preferred non-tobacco          during the first 9         Specified Amount                   Specified Amount
rating class                   Policy Years
                               following an increase
                               in Specified Amount
---------------------------------------------------------------------------------------------------------------------------------
Accelerated Death Benefit      At the time the
Option Charge                  Accelerated Death          $300                               $300
                               Benefit is paid
---------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Fee         Upon partial               The lesser of: (1) $25 per         The lesser of: (1) $25 per
                               withdrawal                 withdrawal, or (2) 2% of the       withdrawal, or (2) 2% of
                                                          amount withdrawn                   the amount withdrawn
---------------------------------------------------------------------------------------------------------------------------------
Specified Amount Increase      Upon increase in           $100 for each Specified Amount
Charge                         Specified Amount(3)        increase, after the first in a     None
                                                          Policy Year
---------------------------------------------------------------------------------------------------------------------------------
                               Upon 13th transfer
Transfer Fee                   and each transfer
                               thereafter during a        $10 per transfer                   None
                               Policy Year
---------------------------------------------------------------------------------------------------------------------------------
                               Upon request
Research Fee                   information that is        $50                                $50
                               duplicative of
---------------------------------------------------------------------------------------------------------------------------------

------------------------
(1) The surrender charge varies based on the Insured's Attained Age, gender, rating class, Policy Year, and Specified Amount (or increase in Specified Amount). These charges as shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's issue age and rating class, the Death Benefit Option, Specified Amount, Planned Premium, and riders requested.
(2) The surrender charge decreases annually each year during the first 9 Policy Years or the first 9 years after an increase in Specified Amount. After the 9th year, there is no charge.
(3) We do not assess a Specified Amount increase charge for the first increase in a Policy Year.

---------------------------------------------------------------------------------------------------------------------------------
                                                         Transaction Fees
---------------------------------------------------------------------------------------------------------------------------------
Charge                         When Charge is
                               Deducted                                         Amount Deducted
---------------------------------------------------------------------------------------------------------------------------------
                                                          Maximum Guaranteed Charge          Current Charge
---------------------------------------------------------------------------------------------------------------------------------
                               information previously
                               provided to you and
                               that requires extensive
                               research
---------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

---------------------------------------------------------------------------------------------------------------------------------
                                     Periodic Charges Other Than Portfolio Operating Expenses
---------------------------------------------------------------------------------------------------------------------------------
                               When Charge is                                Annual Amount Deducted
Charge                         Deducted                 -------------------------------------------------------------------------
                                                          Maximum Guaranteed Charge          Current Charge
---------------------------------------------------------------------------------------------------------------------------------
                               Upon exercise, if
Executive Benefits Plan        during the first 2         $150                               None
Endorsement Charge             Policy Years only
---------------------------------------------------------------------------------------------------------------------------------
                               On Policy Issue
Policy Fee                     Date and each Monthly
                               Processing Day             $72(5)                             $72(5)
---------------------------------------------------------------------------------------------------------------------------------
                               On Policy Issue  Date
                               and each Monthly           $0.45 per $1,000 Net Amount        $0.45 per $1,000 Net
Administrative Charge          Processing Day, during     at Risk(5)                         Amount at Risk(5)
                               Policy Years 1 - 10
---------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance              On Policy Issue Date
Charge(4) (Minimum and         and each Monthly           $0.68 - $311.27 per $1,000 of      $0.19 - $223.23 per $1,000
Maximum Charge)                Processing Day             Net Amount at Risk(5)              of Net Amount at Risk(5)
---------------------------------------------------------------------------------------------------------------------------------
Charge for a male              On Policy Issue Date
Insured, Attained Age 35       and each Monthly           $1.73 per $1,000 of Net            $1.56 per $1,000 of Net
in the preferred non-          Processing Day             Amount at Risk(5)                  Amount at Risk(5)
tobacco rating class
---------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense          Daily                      0.90% Variable Account Value       0.90% Variable Account Value
Risk Charge
---------------------------------------------------------------------------------------------------------------------------------

------------------------
(4)Cost of insurance charges vary based on the Insured's Attained Age, gender, rating class, Policy Year and Net Amount at Risk. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from us. Also, before you purchase the Policy, we may provide you personalized illustrations of your future benefits under the Policy based upon the Insured's issue age and rating class, the Death Benefit Option, Specified Amount, Planned Premium, and riders requested.
(5)The annual amount is shown, 1/12th of this amount is deducted on each Monthly Processing Day.

---------------------------------------------------------------------------------------------------------------------------------
                                     Periodic Charges Other Than Portfolio Operating Expenses
---------------------------------------------------------------------------------------------------------------------------------
                               When Charge is                                Annual Amount Deducted
Charge                         Deducted                 -------------------------------------------------------------------------
                                                          Maximum Guaranteed Charge          Current Charge
---------------------------------------------------------------------------------------------------------------------------------
                               On Policy Anniversary or   2.00%                              2.00% in Policy Years 1-10 0.50% in
Loan Interest Spread           earlier, as applicable(6)                                     Policy Years 11 and later
---------------------------------------------------------------------------------------------------------------------------------
Rider Charges:(7)
---------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit       On Policy Issue
Rider (Minimum and Maximum     Date and each              $0.46 - $1.86 per $1,000 of        $0.46 - $1.86 per $1,000 of
Charge)                        Monthly Processing Day     Coverage(8)                        Coverage(8)
---------------------------------------------------------------------------------------------------------------------------------
Charge for a male              On Policy Issue Date
Insured, Attained Age 24       and each Monthly           $0.84 per $1,000 of Coverage(8)    $0.84 per $1,000 of Coverage(8)
in the standard non-           Processing Day
tobacco rating class,
---------------------------------------------------------------------------------------------------------------------------------
                               On Policy Issue Date
Children's Insurance Rider     and each Monthly           $9.00 per Unit of Coverage(8)      $9.00 per Unit of Coverage(8)
                               Processing Day
---------------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability        On Policy Issue Date
Rider (Minimum and             and each Monthly           $0.87 - $ 2.07 per $1,000 of       $0.87 - $2.07 per $1,000 of
Maximum Charge)                Processing Day             Coverage(8)                        Coverage(8)
---------------------------------------------------------------------------------------------------------------------------------
Charge for a female            On Policy Issue Date
Insured, Attained Age 9,       and each Monthly
in the standard non-           Processing Day             $1.08 per $1,000 of Coverage(8)    $1.08 per $1,000 of Coverage(8)
tobacco rating class
---------------------------------------------------------------------------------------------------------------------------------
                               On Policy Issue Date
                               and each Monthly           $0.68 - $311.27 per $1,000 of      $0.19 - $223.23 per $1,000
Other Insured Rider            Processing Day                Coverage(9)                     of Coverage(9)
(Minimum and                   --------------------------------------------------------------------------------------------------
Maximum Charge)                On Policy Issue
                               Date and each              $20                                $20
                               Policy Anniversary
---------------------------------------------------------------------------------------------------------------------------------
                               On Policy Issue
                               Date and each                                                 $1.09 per $1,000 of
Charge for a female            Monthly Processing         $1.25 per $1,000 of Coverage(9)    Coverage(9)
Insured, Attained Age          Day
30, in the Preferred non-      --------------------------------------------------------------------------------------------------
tobacco rating class           On Policy Issue
                               Date and each              $20                                $20
                               Policy Anniversary
---------------------------------------------------------------------------------------------------------------------------------

------------------------

(6)Loan interest must be paid in arrears on each Policy Anniversary, or, if earlier, on the date of loan repayments, Lapse, surrender or the insured's death. The loan interest spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your Loan Account. After the 10th Policy Year, the loan interest spread is 0.5%.
(7)Charges for the Accidental Death Benefit Rider, Children's Insurance Rider, Guaranteed Insurability Rider, Other Insured Rider, and Waiver of Premium Disability Rider vary based on the Insured's Attained Age, gender, and rating class, and may vary based on Policy Year, Specified Amount, and Net Amount at Risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's issue age and rating class, the Death Benefit Option, Specified Amount, Planned Premium, and riders requested. We are not currently issuing new riders on any Policy.
(8)The annual amount is shown, 1/12th of this amount is deducted on each Monthly Processing Day.
(9)The annual amount shown, is 1/12th of this amount is deducted on each Monthly Processing Day.

---------------------------------------------------------------------------------------------------------------------------------
Disability Waiver of
Monthly Deductions             On Policy Issue            2.20% - 24.20% of Deductions       2.20% - 24.20% of
Rider                          Date and each              based on guaranteed maximum        Deductions based on current
(Minimum and                   Monthly Processing         cost of insurance rates            cost of insurance rates
Maximum Charge)                Day
---------------------------------------------------------------------------------------------------------------------------------
Charge for a female            On Policy Issue
Insured, Attained Age          Date and each              6% of the Monthly Deductions       6% of Monthly Deductions
21, in the preferred non-      Monthly Processing         based on guaranteed maximum        based on current cost of
tobacco rating class           Day                        cost of insurance rates            insurance rates
---------------------------------------------------------------------------------------------------------------------------------



The next table describes the Fund fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy. The following table describes the minimum and maximum fees and expenses (before waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2009.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

--------------------------------------------------------------------------------
                                                  Minimum               Maximum
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses               0.74%                 1.17%
--------------------------------------------------------------------------------

The expenses used to prepare this table were provided to us by the Funds. The expenses shown reflect the highest and lowest expenses incurred for the year ended December 31, 2009, rounded to the nearest one hundredth of one percent. Current or future expenses may be greater or less than those shown. The table showing the range of expenses for the portfolios takes into account the expenses of several Ultra Series Fund allocation portfolios that are "fund of funds." A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios, including exchange traded funds (each such portfolio an "Acquired Fund"). Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, we took into account the information received from the Ultra Series Fund on the combined actual expenses for each of the "fund of funds" and the portfolios in which it invests. (The combined expense information includes the pro rata portion of the fees and expenses incurred indirectly by a Ultra Series Fund allocation portfolio as a result of its investment in shares of one or more Acquired Funds.) See the prospectus for the Ultra Series Fund for a presentation of the applicable Acquired Fund fees and expenses.


In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed.

We may be required to implement a Fund's redemption fee. The redemption fee will be assessed against your Policy Value. For more information, please see each Fund's prospectus.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                          CUNA MUTUAL INSURANCE SOCIETY
================================================================================

CUNA Mutual Insurance Society is a mutual life insurance company that was originally organized in Wisconsin in 1935. Effective as of December 31, 2007, CUNA Mutual Life Insurance Company merged into CUNA Mutual Insurance Society.

We are one of the world's largest direct underwriters of credit life and disability insurance, and is a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.


CUNA Brokerage Services, Inc. ("CBSI") is our indirect wholly owned subsidiary.

As of December 31, 2009, we and our subsidiaries had approximately $14 billion in assets and we had more than $69.8 billion of life insurance in force. The Company does not file reports under the Securities Exchange Act of 1934, as amended, in reliance on applicable regulation.

                       THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account was established by CUNA Mutual Life Insurance Company on August 16, 1983. CUNA Mutual Life Insurance Company merged with us as of December 31, 2007. Although the assets in the Separate Account are our property, the assets attributable to the Policies are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. We may transfer to the General Account any assets of the Separate Account that are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to us for mortality and expense charges.

The Separate Account is divided into Subaccounts. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of us by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

We do not guarantee the investment experience of the Separate Account or of any Subaccount. Policy Value varies daily with the value of the assets under the Separate Account. The Death Benefit Proceeds may also vary with the value of the assets in the Subaccounts selected by the Owner. To the extent that the Death Benefit Proceeds payable upon the death of the Insured exceed the Policy Value, such amounts, like all other benefits payable under a Policy, are our general obligations and payable out of our General Account.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance, fees, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund, its investment adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described below under "Servicing Fees" and "Distribution of the Contract." We review the Funds periodically and may remove or limit a Fund's availability to new purchase payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management fees that the Funds pay their respective investment advisers, and in some cases, subadvisers (see the Funds' prospectuses for more information). As discussed above, an investment adviser or subadviser to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.


ULTRA SERIES FUND
Madison Asset Management, LLC, in which we have an ownership interest, serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. Wellington Management Company, LLP serves as the investment subadviser for the Small Cap Value Fund. Shenkman Capital Management, Inc. serves as the investment subadviser for the High Income Fund. Lazard Freres & Co. LLC serves as the investment subadviser for the International Stock Fund. Shares of the Ultra Series Fund also are offered to CUNA Mutual Insurance Society's separate accounts and qualified pension plans.


Conservative Allocation Fund. This Fund seeks income, capital appreciation and relative stability of value by investing primarily in shares of underlying funds, including Exchange Traded Funds ("ETFs"). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.

Moderate Allocation Fund. This Fund seeks capital appreciation, income and moderated market risk by investing primarily in shares of underlying funds, including ETFs. The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.

Aggressive Allocation Fund. This Fund seeks capital appreciation by investing primarily in shares of underlying funds, including Exchange Traded Funds (ETFs). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.

Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity.

Bond Fund. This Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

High Income Fund. This Fund seeks high current income. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Diversified Income Fund. This Fund seeks a high total return through the combination of income and capital appreciation.

Large Cap Value Fund. This Fund seeks long-term growth of capital with income as a secondary consideration.

Large Cap Growth Fund. This Fund seeks long-term capital appreciation.


Mid Cap Fund. This Fund seeks long-term capital appreciation.

Small Cap Fund. This Fund seeks long-term capital appreciation.

International Stock Fund. This Fund seeks long-term growth of capital.


MORE INFORMATION ABOUT THE FUNDS
In addition to the Separate Account, Ultra Series Fund, may sell shares to pension and retirement plans qualifying under Section 401 of the Code.


These Funds are not available for purchase directly by the general public, and are not the same as other mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds available under the Policy may be very similar to the investment objectives and policies of other Funds that are or may be managed by Madison Asset Management, LLC. Nevertheless, the investment performance of the Funds available under the Policy may be lower or higher than the investment performance of these other (publicly available) Funds. There can be no assurance, and we make no representation, that the investment performance of any of the Funds available under the Policy will be comparable to the investment performance of any other Fund, even though the other Fund is managed by Madison Asset Management, LLC and has the same investment subadviser, the same investment objectives and policies, and a very similar name. Please note that during extended periods of low interest rates, the yields of the Money Market Fund may become extremely low and possibly negative.


                                THE FIXED ACCOUNT
================================================================================

The Fixed Account is part of our General Account. We use General Account assets to support our insurance and annuity obligations other than those funded by various separate accounts. The Fixed Account is not subject to the same laws as the Separate Account and the SEC has not reviewed material in this Prospectus relating to the Fixed Account. However, information relating to the Fixed Account is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all assets contributed to the Fixed Account. We guarantee that all Policy Value allocated to the Fixed Account is credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. The Fixed Account is not available in New Jersey.

                                   THE POLICY
================================================================================

APPLYING FOR A POLICY
To purchase a Policy, you must complete an application and submit it to an authorized registered representative. There may be delays in our receipt of application that are outside of its control because of the failure of your registered representative to forward the application to us promptly, or because of delays in determining that the Policy is suitable for you. You must also pay an Initial Required Premium, as further described below, while the Insured is alive, on or before the Policy Issue Date. All Premiums after the Initial Required Premium must be paid to us at our Mailing Address.

Please note that certain provisions of your Policy may be different than the general description in this Prospectus and certain riders and options may not be available because of legal restrictions in your state. Contact us at our Mailing Address or see your Policy for specific variations since any such state variations will be included in your Policy or in riders or endorsements attached to your Policy.




POLICY ISSUE DATE
Full Insurance coverage under the Policy begins as of the Policy Issue Date. The Policy Issue Date is also used to determine Policy Anniversaries and Monthly Processing Days. If the Initial Required Premium is paid with the application, and, after underwriting is complete, the Policy is approved for issue as applied for, then the Policy Issue Date is the Valuation Day as of which the Policy is approved. If the Initial Required Premium does not accompany the application, or if the Policy is approved other than as applied for, then the Policy Issue Date is approximately ten days after the Valuation Day as of which the Policy is approved.


TEMPORARY INSURANCE AGREEMENT
If the Initial Required Premium is paid with the application, the Proposed Insured(s) is covered prior to the Policy Issue Date under a Temporary Insurance Agreement. The coverage is limited to 50 percent of the amount of coverage applied for up to a maximum benefit of $150,000 per proposed insured. The details of the Temporary Insurance Agreement are found in the Temporary Insurance Agreement section of the application.


"RIGHT-TO-EXAMINE" PERIOD
You may cancel the Policy before the latest of the following three events:

    o  45 days after the date of the application.

    o 10 days after we have personally delivered or have sent the Policy and a notice of right of withdrawal to you by first class mail. (20 days if the policy is a replacement for an existing policy, or longer if required by state law.)

    o 10 days after you receive the Policy. (20 days if the policy is a replacement for an existing policy, or longer if required by state law.)


To cancel the Policy, you must mail or deliver a Written Request to cancel in good order to the registered representative who sold it or to our Mailing Address. If you cancel the Policy, we will treat it as if it had not been issued. You will receive a refund equal to the Premiums paid, unless state law requires a different result. We may require that you return the Policy.


FLEXIBILITY OF PREMIUMS
The Policy provides for a schedule of planned annual Premiums determined by you. You are not required, however, to pay Premiums in accordance with the schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay Premiums after the Initial Required Premium at any time while the Policy is In Force.

We will process additional Premium at the Accumulation Unit Value next determined after the request is received in good order at our Mailing Address. If we receive your Premium on a Valuation Day at our Mailing Address in good order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time), your Premium will be applied with that day's Accumulation Unit Value.

If you want the Basic or Extended Guarantee to be in effect, the Initial Required Premium is at least one-sixth (1/6) of the Basic Guarantee Premium. If you do not choose to utilize the Basic Guarantee or Extended Guarantee, the Initial Required Premium is at least one-twelfth (1/12) of the Basic Guarantee Premium. The Basic Guarantee Premium is the sum of the expected first year charges plus the first year Surrender Charge and provides certain protections against Lapse. The Initial Required Premium for your policy is shown on the Policy's data page.

A higher level of Premium, the Extended Guarantee Premium, will fund the Policy at the Extended Guarantee Level which provides protection against Lapse. The Extended Guarantee Premium equals the current guideline level Premium as determined by the current Code.

The Initial Required Premium, the Planned Premium, the Extended Guarantee Premium, and the Basic Guarantee Premium are shown on the data page of the Policy. We may refuse any Premium payment that is less than $50.

The total of all Premiums paid may never exceed the maximum Premium limitation determined by the Code for treatment of the Policy as a life insurance policy. If at any time a Premium is paid which would result in total Premiums exceeding the maximum Premium limitation, we will only accept that portion of the Premium which would make total Premiums equal the maximum. We will return any excess amount and will not accept further Premiums until the maximum Premium limitation increases.

We may refuse any Premium or part of a Premium that would increase the Death Benefit by more than the amount of the Net Premium.

ALLOCATION OF NET PREMIUMS
You determine what percentages of the Net Premiums are allocated to each Subaccount and the Fixed Account. The minimum allocation is 1% of any Net Premium using only whole percentages. If the Initial Required Premium is received before we issue the Policy, it is held in a suspense account until the Policy Issue Date. On the Policy Issue Date, the Net Premium is allocated to the Subaccounts and the Fixed Account. Allocations are made by the Owner and recorded on the application for the Policy. These allocations apply to future Net Premiums until the allocations are changed by the Owner.

LAPSE
Unless the Basic Guarantee or Extended Guarantee is in effect, your Accumulated Value on any Monthly Processing Day is insufficient to pay the Monthly Deduction, then we will mail you a written notice informing you that a Grace Period has begun under the Policy. If sufficient Net Premium is not paid during the Grace Period, the Policy will Lapse without value. The Net Premium required to terminate the Grace Period is that which is sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interest due during the Grace Period. If the Insured dies during the Grace Period, unpaid Monthly Deductions are deducted from the Death Benefit Proceeds.

REINSTATEMENT
You may ask to have a Lapsed Policy reinstated. We will reinstate a Policy based upon the original terms of the Policy if all of the following conditions are met:

    o The Owner makes a Written Request to reinstate the Policy within five years after the Lapse;
    o  The Insured meets our insurability requirements;
    o The Owner pays a Net Premium in an amount sufficient to cover any unpaid Monthly Deductions and Surrender Charges that have been used to pay Monthly Deductions due prior to the end of the Grace Period, plus the anticipated amount of two Monthly Deductions; and
    o You pay the amount of or reinstate any loan outstanding as of the date of Lapse.

A reinstatement becomes effective only after we approve it. Cost of insurance rates following reinstatement, if approved, will be based upon the risk classification of the reinstated policy.

PREMIUMS TO PREVENT LAPSE
If your Policy meets the Premium requirements of one of the guarantees described below, your Policy will continue In Force for the duration of the guarantee. The guarantees described may vary by state.

    a. Basic Guarantee: The Basic Guarantee is in effect if the total of your Net Premiums on each Monthly Processing Day following your Policy Issue Date, less the total of any partial withdrawals (including cash dividends) and loans taken to date, is at least equal to the Basic Guarantee Premium multiple. The Basic Guarantee Premium multiple is equal to the Basic Guarantee Premium multiplied by the number of years the Policy has been In Force as of that Monthly Processing Day. This Basic Guarantee will remain in effect as long as you meet the Premium requirements, and continues until the later of: (1) the Insured's Attained Age 65; or (2) 10 years after the Policy Issue Date. The Basic Guarantee Premium as of the Policy Issue Date is shown on the data page of the Policy. If you change your Policy benefits or change how you fund your Policy, the Basic Guarantee Premium will change. The Basic Guarantee only applies for the first five Policy Years in some states, including Florida, Maryland, Massachusetts, New Jersey, Pennsylvania, and Texas.

    b. Extended Guarantee: The Extended Guarantee is in effect if the total of your Net Premiums on each Monthly Processing Day following your Policy Issue Date, less the total of any partial withdrawals (including cash dividends) and loans taken to date, is at least equal to the Extended Guarantee Premium multiple. The Extended Guarantee Premium multiple is equal to the Extended Guarantee Premium multiplied by the number of years the Policy has been In Force as of that Monthly Processing Day. This Extended Guarantee will remain in effect as long as you meet the Premium requirements, and will continue until the Insured's Attained Age
       95. The Extended Guarantee Premium as of the Policy Issue Date is shown on the data page of the Policy. If you make a change to your Policy benefits or change how you fund your Policy, the Extended Guarantee Premium will change. The Extended Guarantee may not be available in all states. It is currently not available in Florida, Maryland, Massachusetts, New Jersey, Pennsylvania, and Texas.

We will notify you if your accumulated Net Premiums, less withdrawals and loans, are no longer sufficient to keep the Basic Guarantee or Extended Guarantee in effect. If the Basic or Extended Guarantee ends, you will have 61 days (31 days for residents of Florida) to pay us sufficient Premium to reinstate it.

During the guarantee period, the Monthly Deduction is deducted and may result in a Surrender Value of less than zero at the end of the period. If your Surrender Value is equal to or less than zero at the end of the guarantee period, we will mail a notice informing you that a Grace Period has begun under your Policy.

DEATH BENEFIT PROCEEDS

Payment of Death Benefit Proceeds. When we receive satisfactory, written proof of the Insured's death at our Mailing Address, we will pay the Death Benefit Proceeds to the Beneficiary. We wait to receive all required claim forms and information before processing the claim settlement, as requested by the beneficiary. If no Beneficiary survives the Insured, we will pay the Death Benefits Proceeds to you, if living, or to your estate.

We will pay Death Benefit Proceeds payable to your estate in one sum. We will pay Death Benefit Proceeds payable to you or to other beneficiaries in one sum unless another settlement option is selected. If the Beneficiary is not a natural person, Death Benefit Proceeds due may only be applied under settlement options to which we consent.

We pay interest on single sum Death Benefit Proceeds from the date we receive proof of death (or from the date of the Insured's death, as required by each state), until the date of payment. Interest is paid at an annual rate that we determine or as required by the state, whichever is greater.

During the Insured's lifetime, you may elect a settlement option for the payment of the Death Benefit Proceeds. To make such an election, we must receive the written consent of all Irrevocable Beneficiaries and assignees. After the Insured's death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.

Death Benefit Options 1 and 2. You may select one of two Death Benefit Options. Your selection will affect the Death Benefit, the Monthly Deduction, and the Policy Value. Under either option, Death Benefit Proceeds are equal to:

    o  The Death Benefit as of the date of the Insured's death; plus
    o  Any Premiums received after date of death; minus
    o  Any partial withdrawals taken after the date of death; minus
    o  Any insurance charges due if the Insured dies during a Grace Period;
       minus
    o  Any Loan Amount.

The Death Benefit, however, differs under the two options.

Under Option 1, the Death Benefit through Attained Age 95 is the greater of:

    o  The Specified Amount.
    o The Policy Value as of the Insured's date of death multiplied by the Death Benefit Percentage Factor.

Under Option 2, the Death Benefit is the greater of:

    o The Specified Amount plus the Policy Value as of the Insured's date of death.
    o The Policy Value as of the Insured's date of death multiplied by the Death Benefit Percentage Factor.

The Death Benefit Percentage Factor is the ratio of Death Benefit to Policy Value required by the Code for treatment of the Policy as a life insurance Policy. The Death Benefit Percentage Factor varies by Attained Age. The Death Benefit Percentage Factor decreases as the Attained Age of the Insured increases.

CHANGE OF DEATH BENEFIT OPTION
You may change the Death Benefit Option at any time by Written Request. Changing the Death Benefit Option may have tax consequences. A change becomes effective as of the first Monthly Processing Day after we receive the Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The written consent of all assignees and irrevocable beneficiaries must be obtained prior to the change. We may require evidence of insurability.

If option 1 is changed to option 2, the Specified Amount is reduced by the amount of the Policy Value as of the effective date of the change. This change does not alter the amount of the Policy's Death Benefit at the time of the change, but does affect how the Death

Benefit is determined from that point on. The Death Benefit will vary with Policy Value from that point on, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies. No change from Death Benefit Option 1 to Death Benefit Option 2 is allowed if the resulting Specified Amount would be less than $40,000 ($20,000 if Issue Age is 65 and over).

If option 2 is changed to option 1, the Specified Amount is increased by the amount of the Policy Value as of the effective date of the change. This change does not alter the amount of the Policy's Death Benefit at the time of the change, but does affect the determination of the Death Benefit from that point on. The Death Benefit as of the date of the change becomes the new Specified Amount and remains at that level, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.

Your insurance goals should determine the appropriate Death Benefit Option. If you prefer to have favorable investment results and additional Net Premiums reflected in the form of an increased Death Benefit, you should choose Death Benefit Option 2. If you are satisfied with the amount of insurance coverage and wish to have favorable investment results and additional Net Premiums reflected to the maximum extent in increasing Cash Value, you should choose Death Benefit Option 1.

A change of Death Benefit Option may also change the Cost of Insurance for the duration of the Policy. Though the Cost of Insurance rate is the same under both options, the Net Amount at Risk varies inversely with Policy Value under option 1, but is constant under option 2, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.


A change of Death Benefit Option may have tax consequences. You should consult a tax advisor before changing the Death Benefit Option.


ACCELERATED BENEFIT OPTION
If you elect to receive an accelerated payment of the Death Benefit and provide us with satisfactory evidence that the Insured is terminally ill, we will advance up to 50% of a Policy's eligible Death Benefit subject to a $250,000 maximum per Insured. Terminal illness is a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. The eligible Death Benefit is the Death Benefit calculated without including Policy Value. We assess an administrative charge (of no more than $300) for an accelerated payment of the Death Benefit and deduct interest on the amount paid. As a result, the Death Benefit Proceeds payable to the Beneficiary upon the death of the Insured is reduced by an amount greater than the amount you receive as an accelerated benefit.

In order to be considered eligible, the coverage must:

    1) be In Force other than as extended term insurance; and

    2) have more than two years until its maturity or expiration date, from the date written notification to exercise this benefit is received at our Mailing Address.

The accelerated benefit option is not available in all states and may vary by state. The tax consequences of accelerated benefits are uncertain and you should consult a tax advisor before exercising this option.


CHANGE OF SPECIFIED AMOUNT
A Written Request is needed to change the Specified Amount. Changing the Specified Amount is currently allowed at any time. We may discontinue our current practice of allowing a change in Specified Amount during the first Policy Year. Changing the Specified Amount may have tax consequences. You should consult a tax advisor before changing the Specified Amount. If more than one increase is requested in a Policy Year, we may charge $100 for each increase after the first. Changes are subject to the following conditions.

Decreases. After the decrease, the Specified Amount must be at least $40,000 ($20,000 for Issue Ages 65 and over). The decrease is effective as of the Monthly Processing Day coincident with or next following the day the request is received by us at our Mailing Address. The effective date of the decrease will be shown on an endorsement to the Policy. For purposes of determining the Cost of Insurance, any decrease is applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they became effective. A decrease does not result in reduced surrender charges.


Increases. A supplemental application containing evidence of insurability satisfactory to us is required. The increase is effective as of the first Monthly Processing Day after we receive the Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The effective date of the increase will be shown on an endorsement to the Policy.

Because the surrender charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the applicable surrender charge. However, no additional Surrender Charges accrue for increases in Specified Amount due to a change from Death Benefit Option 2 to Death Benefit Option 1.

Likewise, because the administrative charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the ongoing administrative charge. As with the surrender charge, an increase resulting from a change in Death Benefit Option 2 to Option 1, does not result in an increase in the administrative charge.

We may require for a Specified Amount increase, the payment of additional Premiums in an amount equal to the Initial Required Premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase.

The rating class assigned to an increase in Specified Amount may result in the use of a cost of insurance rate different than the cost of insurance rate charged on the original Specified Amount.

                                  POLICY VALUES
================================================================================

POLICY VALUE
The Policy Value is the sum of the Variable Account Value (itself the sum of the Subaccount Values), the Fixed Account Value and the Loan Account Value. As a result, Policy Value increases whenever:

    o  Investment gains occur in any Subaccount.
    o  Interest is credited to the Policy for amounts held in the Fixed Account.
    o Interest is credited to the Policy for any Loan Amounts held in the Loan Account.
    o  Additional Net Premiums are paid.
    o  Policy dividends are paid into the Subaccounts or Fixed Account.

Policy Value decreases whenever:

    o  Investment losses occur in any Subaccount.
    o  Monthly Deduction or service fees are paid.
    o  A partial withdrawal is made.

Policy Value is unaffected when:

    o  A Policy loan is either disbursed or repaid.
    o Policy Value is transferred between any Subaccount or the Fixed Account and the Loan Account, between Subaccounts or between the Subaccounts and the Fixed Account (exclusive of any transfer fee).

Policy Value is determined as of the end of each Valuation Period by adding the Variable Account Value, the Fixed Account Value and the Loan Account Value.

FIXED ACCOUNT VALUE
A Policy's Fixed Account Value is equal to:

    o  aggregate Net Premium allocated to the Fixed Account; plus
    o  Policy Value transferred to the Fixed Account; plus
    o  interest credited to the Fixed Account; minus
    o any partial withdrawals (including any applicable surrender charges deducted); minus
    o any transfers of Policy Value from the Fixed Account (including any transfer fees); minus
    o the aggregated portion of monthly deductions made from the Fixed Account; less
    o  the Fixed Account's portion of any Increase of Specified Amount Charge.

VARIABLE ACCOUNT VALUE
Variable Account Value is the sum of the Subaccount Values and therefore reflects the investment experience of the Subaccounts to which it is allocated.

The Subaccount Value of any Subaccount as of the Policy Issue Date is equal to the amount of the initial Net Premium allocated to that Subaccount. For subsequent Valuation Periods, the Subaccount Value is equal to that part of any Net Premium allocated to and any Policy Value transferred to the Subaccount during the Valuation Period, adjusted by dividends, realized and unrealized net capital gains and losses during the Valuation Period, and decreased by partial withdrawals (including any applicable surrender charges) from the Subaccount during the Valuation Period and by any transfers of Policy Value (including any transfer fees) from the Subaccount during the Valuation Period.

Net Premiums allocated to a Subaccount and Policy Value transferred to a Subaccount are converted into Accumulation Units. For each such allocation or transfer, the number of Accumulation Units of a Subaccount credited to a Policy is determined by dividing the dollar amount of the allocation or transfer directed to the Subaccount by the value of the Subaccount's Accumulation Unit for the Valuation Period during which the allocation or transfer is made. Therefore, Net Premium allocated to or Policy Value transferred to a Subaccount increases the number of the Subaccount's Accumulation Units credited to the Policy as of the end of the Valuation Period for which they are credited.

Certain events reduce the number of Accumulation Units of a Subaccount credited to a Policy. Partial withdrawals or transfers of Subaccount Value from a Subaccount result in the cancellation of an appropriate number of Accumulation Units of that Subaccount, as do: (1) surrender of the Policy, (2) payment of the Death Benefit Proceeds, and (3) the deduction of that Subaccount's share of the monthly deduction or any applicable Increase of Specified Amount Charge. Accumulation Units are cancelled as of the end of the Valuation Period during which the transaction is executed or we receive notice regarding the event.

The value of an Accumulation Unit for a Subaccount is calculated for each Valuation Period subtracting (2) from (1) and dividing the result by (3) where:

    (1) is (a) the net assets of the Subaccount as of the end of the Valuation Period; (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

    (2) is a daily factor representing the mortality and expense risk charge multiplied by the number of days in the Valuation Period.

    (3) is the number of Accumulation Units outstanding as of the end of the Valuation Period.

The Accumulation Unit Value may increase or decrease from one Valuation Period to the next as a result of investment experience. The Accumulation Unit Value varies between Subaccounts.

TRANSFER OF VALUES
You may make the following transfers of Policy Value: (1) between Subaccounts at anytime; (2) from a Subaccount to the Fixed Account at any time except for the six month period after a transfer out of the Fixed Account; and (3) from the Fixed Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary. Only one transfer of up to 25% of the Fixed Account Value is allowed each Policy Year. However, we currently waive these restrictions on transfers from the Fixed Account.

The first twelve transfers in a Policy Year are free. We may charge $10 for the thirteenth and each additional transfer in a Policy Year. We currently waive this fee. All transfers on the same Valuation Day are considered one transfer for purposes of the transfer fee.

A request to transfer Subaccount Values to other Subaccounts and/or Fixed Account or from the Fixed Account to one or more Subaccounts which is received before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will take effect as of the day it is received. Transfer requests received after that time are processed as the following Valuation Day.

We further may restrict the ability to transfer Policy Value among Subaccounts and/or the Fixed Account if we believe such action is necessary to maintain the tax status of the Policies.

Transfers can be made by Written Request. The Written Request will take effect the day it is received at our Mailing Address if prior to the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time). Requests received after the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will be processed the next Valuation Day.

Telephone and Facsimile Transfers. You also may make transfers by telephone if we have a signed telephone transfer authorization form from you. We cannot, however, guarantee that telephone transfer privileges will be available at all times. We will exercise reasonable care to prevent unauthorized telephone transactions. For example, we will:

    o  Record calls requesting transfers.
    o Ask the caller questions in an attempt to determine if you are the caller.
    o  Transfer funds only to other Subaccounts and to the Fixed Account.

    o  Send a written confirmation of each transfer.

We also permit written transfer requests by facsimile provided that we have an original signed fax authorization from you. We may discontinue allowing telephone and fax transfers at any time and for any reason. In the event we discontinue this privilege, we will send written notice to all Owners who have currently valid telephone and fax authorizations on file. Please note that the use of facsimile may not always be available. Any facsimile operation can experience outages or slowdowns for a variety of reasons that may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by calling or writing to us at our Mailing Address.

If we use reasonable procedures and believe the instructions to be genuine, you bear the loss if someone gives unauthorized or fraudulent telephone or facsimile transfer requests to us.

Additional Transfer Limitations. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers. In order to try to protect Owners and the Funds from potentially harmful trading activity, we have adopted certain policies and procedures ("Frequent Transfers Procedures").

Detection. We employ various means in an attempt to detect, deter, and prevent inappropriate frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. We may vary the Frequent Transfers Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, we will apply the Frequent Transfers Procedures, including any variance in the Frequent Transfers Procedures by Subaccount, uniformly to all Owners. We also coordinate with the Funds to identify potentially inappropriate frequent trading, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Frequent Transfers Procedures.

Please note that despite our best efforts, we may not be able to detect nor stop all harmful transfers.

Deterrence. If we determine under the Frequent Transfers Procedures that an Owner has engaged in inappropriate frequent transfers, we notify Owner that from that date forward, for three months from the date we mailed the notification letter, the telephone transfer and withdrawal privilege will be revoked. He or she will only be permitted to make transfers or withdrawals by Written Request with an original signature conveyed through the U.S. mail or overnight delivery service.

In our sole discretion, we may revise the Frequent Transfers Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or
(iii) impose additional or alternate restrictions on Owners who make inappropriate frequent transfers (such as dollars or percentage limits on transfers). We also may, to the extent permitted by applicable law, implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, we may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, we also may defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Funds. You should be aware that we are contractually obligated to prohibit purchases and transfers or redemptions of Fund shares at the Fund's request.

We currently do not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our policies in deterring inappropriate frequent transfers or other disruptive transfers and in preventing or limiting harm from such transfers.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Frequent Transfers Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Frequent Transfers Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to inappropriate frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the polices and procedures we have adopted to discourage inappropriate frequent transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Frequent Transfers Procedures. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in inappropriate frequent transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

You should be aware that we are required to provide to a Fund or its designee, promptly upon request, certain information about the transfer activity of individual Owners and, if requested by the Fund, to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating the frequent trading policies established for that Fund.

DOLLAR-COST AVERAGING
If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly, quarterly, semi-annual or annual basis) specified dollar amounts from the Ultra Series Money Market Class I Subaccount and/or Fixed Account to other Subaccounts and/or Fixed Accounts. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per Accumulation Unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. If less than $100 remains in a Subaccount and/or Fixed Account, the entire amount will be transferred. The amount transferred to a subaccount and/or a Fixed Account must be at least 1% of the amount transferred and must be stated in whole percentages.

Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Policy Value in the Subaccount and/or Fixed Account is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Policy Value in the Subaccount and/or Fixed Account has been insufficient to implement the dollar-cost averaging instructions you have given to us. We will notify you when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. Dollar-cost averaging transfers do not count against the twelve free transfers in a Policy Year. We may discontinue offering dollar-cost averaging at any time and for any reason. We may discontinue offering automatic transfers at any time for any reason.

AUTOMATIC PERSONAL PORTFOLIO REBALANCING SERVICE
If elected at the time of the application or requested at any time by Written Request, you may instruct us to automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Policy Value between and among specified Subaccounts and/or Fixed Account in order to achieve a particular percentage allocation of Policy Value among the Subaccounts. The percentage allocations must be in whole percentages and must be at least 1% per allocation. You may start and stop automatic Policy Value rebalancing at any time and may specify any percentage allocation of Policy Value between or among as many Subaccounts and/or Fixed Account as are available at the time the rebalancing is elected. (If you elect automatic Policy Value rebalancing without specifying percentage allocation(s), we will allocate Policy Value in accordance with your currently effective Premium payment allocation schedule.) There is no additional charge for using Policy Value rebalancing. If the Owner does not specify a frequency for rebalancing, we will rebalance quarterly. We may discontinue offering automatic transfers at any time and for any reason.

OTHER TYPES OF AUTOMATIC TRANSFERS
If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Policy Value from one Subaccount and/or Fixed Account to another. Such automatic transfer amounts may be requested on the following basis: (1) as a specified dollar amount; (2) as a specified number of Accumulation Units; (3) as a specified percent of Policy Value in a particular Subaccount and/or Fixed Account, or (4) in an amount equal to the excess of a Specified Amount of Policy Value in a particular Subaccount and/or Fixed Account.

The minimum automatic transfer amount is the equivalent of $100 per month. If less than $100 remains in the Subaccount and/or Fixed Account from which transfers are being made, the entire amount will be transferred. The amount transferred to a Subaccount and/or Fixed Account must be at least 1% of the amount transferred and must be stated in whole percentages. Once elected, automatic transfers remain in effect until the earliest of: (1) the Policy Value in the Subaccount and/or Fixed Account from which the transfers are being made is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Policy Value in the Subaccount and/or Fixed Account from which transfers are being made has been insufficient to implement the automatic transfer instructions you have given us. We will notify you when automatic transfer instructions are no longer in effect.

There is no additional charge for using automatic transfers. We may discontinue offering automatic transfers at any time and for any reason.


SURRENDER AND PARTIAL WITHDRAWALS
For information on the possible tax effects of surrenders and partial withdrawals, see "Tax Treatment of Policy Benefits."


Policy Surrender. You may surrender the Policy for its Surrender Value. A Policy surrender may have adverse tax consequences. You must obtain the written consent of all assignees or Irrevocable Beneficiaries before a surrender. We may require the return of the Policy.

Surrender of the Policy will take effect the day a Written Request is received at our Mailing Address if prior to the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time). Requests received after the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will be processed the next Valuation Day. The Policy and all insurance terminate upon surrender.

Partial Withdrawal. You may make partial withdrawals by Written Request. A partial withdrawal may have adverse tax consequences. Written consent of all assignees or irrevocable beneficiaries must be obtained prior to any partial withdrawal. An amount up to the Surrender Value, less two months of insurance charges, may be taken as a partial withdrawal. Partial withdrawals will take effect the day a Written Request is received at our Mailing Address if prior to the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time). Requested received after the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will be processed on the next Valuation Day. A partial withdrawal request for the Surrender Value is considered a surrender of the Policy.

You may specify the accounts from which the partial withdrawal will be deducted. If any account value is insufficient, or if you do not specify the accounts, the amount will be deducted pro rata from the remaining accounts.


If Death Benefit Option 1 is in effect at the time of a partial withdrawal, the Specified Amount will be reduced by the amount of the partial withdrawal, including the amount of the service fee. If Death Benefit Option 2 is in effect at the time of a partial withdrawal, Specified Amount will not change. We may decline a partial withdrawal request if the Specified Amount after the partial withdrawal would be below $40,000 ($20,000 for Insureds age 65 or over). If the Death Benefit derived from application of the Death Benefit Percentage Factor applies, the Death Benefit decreases by more than the amount withdrawn causing the Net Amount at Risk and the monthly Cost of Insurance to diminish.


Cash dividend payments are included as partial withdrawals when determining whether the Basic and Extended Premium Guarantees are in effect.

Currently there are no limitations on partial withdrawals, however, we may limit the number of partial withdrawals to two per Policy Year. Payment is generally made within seven days of the surrender or partial withdrawal date.

MATURITY
The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date and you will receive maturity proceeds equal to the Surrender Value as of that date, unless the Maturity Date has been extended, as allowed by state law. The tax consequences associated with continuing the Policy beyond the Insured's 100th birthday are uncertain and you should consult a tax adviser.

PAYMENT OF BENEFITS/SETTLEMENT OPTIONS
There are several options for receiving Death Benefit Proceeds, surrender proceeds, and maturity proceeds, other than in a lump sum. None of these options vary based upon the performance of the Separate Account. For more information concerning the options listed below, please contact us at our Mailing Address:

    o  Interest Option
    o  Installment Option
    o  Life Income - Guaranteed Period Certain
    o  Joint and Survivor Life

Your beneficiary may elect to deposit the Death Benefit Proceeds into an interest bearing account maintained by a financial institution and retained by us in our General Account. In that case, we will provide your beneficiary with a checkbook to access those Death Benefit Proceeds, and your beneficiary will receive any interest earned on the Death Benefit Proceeds. Please note that the Death Benefit Proceeds deposited into the account, as well as any interest earned, will not be federally insured by the Federal Deposit

Insurance Corporation or any other governmental agency, but will be backed by our full faith and credit. This option is not available in all states. For more information concerning this settlement option, please contact us at our Mailing Address.

SUSPENSION OF PAYMENTS
For amounts allocated to the Separate Account, we may suspend or postpone the right to transfer among Subaccounts, make a surrender or Partial Withdrawal, or take a Policy loan when:

    1. The New York Stock Exchange is closed other than for customary weekend and holiday closings.

    2. During periods when trading on the Exchange is restricted as determined by the SEC.

    3. During any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets.

    4. During any other period permitted or required by order of the SEC for the protection of investors.

To the extent values are allocated to the Fixed Account, the payment of full or Partial Withdrawal proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request, unless state law requires exception to the period of deferment. Death Benefit Proceeds may be deferred for up to 60 days from the date we receive proof of death. If payment is postponed for more than 29 days, we will pay interest at an effective annual rate of 4.00% for the period of postponement.

If mandated under applicable law, we may be required to reject a Premium. We may also be required to provide additional information about an Owner's account to government regulators. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulator.

POLICY LOANS

General. At any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may, by Written Request, borrow money from us using the Cash Value as the security for the loan. The maximum amount that you may borrow is 90% of the Cash Value of the Policy (100% of the Cash Value for residents of Florida and Texas) as of the date of the loan.

Interest. We charge interest on amounts that you borrow. The interest rate charged is a maximum of 6% and is an effective annual rate compounded annually on the Policy Anniversary. Interest is charged in arrears from the date of the loan and is due from you on each Policy Anniversary for the prior Policy Year. If you do not pay the interest when due, the amount of the interest is added to the outstanding Loan Amount. Thus, unpaid interest is charged interest during the ensuing Policy Year. For Policies in the 11th Policy Year or later, we charge a preferred effective annual interest rate up to 4.5% on amounts borrowed. We may charge interest at lower rates from time to time.

We credit Loan Account Value with interest at an effective annual rate of 4%. On each Policy Anniversary, interest earned on Loan Account Value since the preceding Anniversary is transferred to the Subaccounts and the Fixed Account. Unless you specify otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.

Loan Collateral. When we make a loan to you, we transfer an amount of Policy Value sufficient to secure the loan out of the Subaccounts and the Fixed Account and into the Loan Account. You may specify how this transferred Policy Value is allocated from among the Subaccount Values and the Fixed Account Value. If you do not specify the allocation, we make the allocation based on the proportion that each Subaccount Value and the Fixed Account Value bear to the Policy Value as of the date that the transfer is made. If unpaid interest is due from you on a Policy Anniversary it is added to the Loan Amount. Policy Value in the amount of the interest also is transferred to the Loan Account as of that Anniversary. The Policy Value transferred in connection with unpaid interest is allocated on the same basis as other Policy Value transferred to the Loan Account.

Loan Account Value is recalculated when interest is added to the Loan Amount, a loan repayment is made, or a new loan is made under Policy.

Non-Payment Of Policy Loans. If Loan Account Value exceeds Cash Value, then you must make either a loan repayment or a Net Premium payment sufficient to raise the Cash Value or lower the Loan Account Value so that Cash Value exceeds the Loan Account Value. We will send you and any assignee of record a notice indicating the amount that must be paid. If payment is not received by us at our Mailing Address within 30 days of the notice being mailed, the Grace Period will begin. (See "Lapse") If the Grace Period expires without the payment being made, then the Policy Lapses.

Loan Repayment. You may repay a loan or repay any part of a loan at any time while the Insured is still living and the Policy is In Force prior to the Maturity Date. Loan payments must be clearly marked as loan payments or we will treat them as Premiums. Upon repayment of any part of a loan, Loan Account Value in an amount equal to the payment is transferred to the Subaccounts and the Fixed Account will take effect the day it is received at our Mailing Address if prior to the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time). Loan repayments received after the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will be processed the next Valuation Day. Unless you specify otherwise, the amount transferred is allocated among or between the Subaccounts and the Fixed Account in accordance with your allocation instructions for Net Premium Payments in effect at that time.


Effect of a Policy Loan. A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Subaccounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Subaccounts to which Surrender Value is allocated is unfavorable. If a Policy Lapses with loans outstanding, certain amounts may be subject to income tax. See "Federal Income Tax Considerations," for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a modified endowment contract ("MEC") under federal tax law, loans may be currently taxable and subject to a 10% federal penalty tax.


                             CHARGES AND DEDUCTIONS
================================================================================

PREMIUM EXPENSE CHARGE
We deduct from Premiums the Premium Expense Charges charged by your state of residence. We determine your state of residence by the mailing address as shown on our records. The initial percentage of reduction for state charges is shown on the data page of the Policy.

MONTHLY DEDUCTION
The Monthly Deduction due on each Monthly Processing Day is the sum of:

    o  The cost of insurance charge for that month; plus
    o  The policy fee; plus
    o  The administrative fee; plus
    o  The cost of any additional benefits provided by rider, if any.

The Monthly Deduction is allocated to all subaccounts and fixed account values on a pro rata basis is collected by liquidating the number of Accumulation Units (or fraction of Accumulation Units) in Subaccounts (and/or withdrawing values from the Fixed Account) in an amount equal to the Monthly Deduction.

COST OF INSURANCE CHARGE
This charge compensates us for the expense of underwriting the Death Benefit. The cost of insurance ("COI") rate for the Policy is determined by the Insured's Attained Age, gender, duration, Net Amount at Risk, tobacco status, and rating class. COI rates depend on our expectations as to future mortality experience. Higher rates are charged if we determine that for some reason the Insured is a higher mortality risk. The Tobacco User and Non-Tobacco User rates are further classified as either preferred or standard based on underwriting guidelines and principles.

The COI rate also varies based on the Specified Amount of each Policy. There are four Specified Amount rate bands. Band 1 is for Specified Amounts of less than $100,000; Band 2 is for Specified Amounts of at least $100,000 but less than $250,000; Band 3 is for Specified Amounts of at least $250,000 but less than $1 million; and band 4 is for Specified Amounts of $1 million or more. Generally, the COI rate for a higher band is less than that of lower bands for the same age, gender, and underwriting class. The monthly COI rate will not exceed the rates shown in the Policy. However, we may charge less than these rates. While not guaranteeing to do so, we currently intend to charge less than the guaranteed maximum insurance rates after the 10th Policy Year. The guaranteed maximum insurance rates are based on the 1980 CSO Mortality Tables.

The COI is determined by multiplying the COI rate by the Net Amount At Risk for a Policy. Under Death Benefit Option 2, the Net Amount At Risk is always the Specified Amount. Under Death Benefit Option 1, the Net Amount At Risk is the Specified Amount less the Policy Value. Therefore, under Death Benefit Option 1, all of the factors that affect Policy Value affect the Net Amount at Risk. For a Policy where there has been an increase in Specified Amount, there is a Net Amount At Risk associated with the initial Specified Amount and a Net Amount At Risk associated with the increase. The COI rate applicable to the Net Amount At Risk associated with initial Specified Amount is usually less than the rate for the Net Amount at Risk attributable to the increase. The Net Amount At Risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the Net Amount At Risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 Death Benefit, Policy Value is first used to offset the initial Specified Amount, and any Policy Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.

POLICY FEE
The Policy Fee is $6 per month. It is a fee we charge to compensate for some of the administrative expenses associated with the Policy. The fee cannot be increased.

ADMINISTRATIVE CHARGE
We assess a monthly administrative charge at an annual rate of $0.45 per thousand dollars of Specified Amount per Policy Year on a monthly basis to reimburse us for some of the administrative expenses associated with the Policy. The charge increases if the Specified Amount increases, in proportion to the amount of increase. The charge does not decrease in the event of a Specified Amount decrease. This charge is only charged during the first 10 Policy Years of the Policy or, on an increase in Specified Amount, during the first 10 Policy Years after the increase. An administrative charge of $300 may be assessed if an Owner elects to receive an accelerated Death Benefit.

The administrative charge, together with the policy fee, is designed to equitably distribute the administrative costs among all Policies.

COST OF ADDITIONAL BENEFITS
The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy. These charges, which are outlined in the fee table above, will vary for each Policy Owner.

MORTALITY AND EXPENSE RISK CHARGE
We daily deduct a mortality and expense risk charge of .00246575% of the Policy's Variable Account Value, which is equal on an annual basis to 0.9%. The mortality risk assumed by us is that the Insured may not live as long as expected. The expense risk assumed by us is that the actual expense to us of administering the Policy will exceed what we expected when setting the other charges under the Policy. If proceeds from this charge are not needed to cover mortality and expense risks, we may use proceeds to finance distribution of the Policies or for any other lawful purpose.

SURRENDER CHARGES
To reimburse us for sales expenses and Policy issue expenses, including but not limited to registered representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses, we deduct surrender charges from the proceeds in the event of a complete surrender of the Policy during the first 9 Policy Years or the first 9 years following an increase in Specified Amount. If the Policy is not surrendered in the first 9 Policy Years or the first 9 years following an increase in Specified Amount, there is no charge. A chart showing the percentage of surrender charges remaining at the beginning of Policy Years 2 through 9 (or the same number of years following an increase in Specified Amount) is shown below.

The surrender charges vary by the age of Insured, gender, and rating class and are shown on the specifications page of your Policy. For a 35-year-old male Non-Tobacco User, the initial surrender charges would be $7.71 per $1,000 of the Specified Amount. For more information on how these charges vary, please contact us at our Mailing Address.

The surrender charges decrease annually after the first year. The percentage of the surrender charges remaining in each Policy Year is:

                      ---------------------------------------
                                      Percentage of Surrender
                       Policy Year       Charges Remaining
                      ---------------------------------------
                            2                  95%
                            3                  90%
                            4                  85%
                            5                  75%
                            6                  65%
                            7                  50%
                            8                  35%
                            9                  20%
                           10+                  0%

TRANSFER FEE
Currently, we allow an unlimited number of transfers in each Policy Year without charge. After twelve transfers in any given Policy Year, we may deduct $10 per transfer from the amount transferred.

DUPLICATE POLICY CHARGE
You can obtain a summary of your policy at no charge. There will be a $30 charge for a duplicate policy. In addition, a Written Request is needed to request a duplicate policy.

FEDERAL AND STATE INCOME TAXES
Other than the Premium expense charge, no charges are currently made against the Separate Account and/or Fixed Account for federal or state income taxes. In the event we determine that any such taxes will be imposed, we may make deductions from the Separate Account and/or Fixed Account to pay such taxes.

INCREASE OF SPECIFIED AMOUNT CHARGE
We may assess a $100 charge for each increase in Specified Amount after the first in a Policy Year. This charge compensates us for administrative expenses associated with underwriting the increase in Specified Amount.

We currently intend to waive certain fees as stated above. We, however, may reinstate the fees and charges in the future.

RESEARCH FEE
We may charge you up to $50 per request when you request information that is duplicative of information previously provided to you and that requires extensive research.

FUND EXPENSES
Expenses of the Funds, including fees and charges, are discussed in the Funds' prospectuses and in their statements of additional information available by writing to us at our Mailing Address.

Please note that the Funds and their investment adviser are affiliated with us. In addition, as discussed under "The Separate Account and the Funds" above, the Funds pay us for providing certain administrative services.

                           DISTRIBUTION OF THE POLICY
================================================================================

We no longer issue new Policies. CBSI serves as principal underwriter for the Policy. CBSI is a Wisconsin corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is our indirect, wholly owned subsidiary, and is registered as a broker-dealer with the Securities and Exchange Commission ('SEC') under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. CBSI services Owners through its registered representatives. CBSI also may enter into selling agreements with other broker-dealers ('selling firms') and compensate them for their services. Registered representatives of CBSI and of other selling firms are appointed as our insurance agents.

COMPENSATION ARRANGEMENTS FOR CUNA BROKERAGE AND ITS SALES PERSONNEL
We pay commissions to CUNA Brokerage for the sale of the Policies by its registered representatives in the amount of: 100.00% of Premiums up to the guarantee Premium and 6.00% of excess Premiums above that amount paid in the first Policy Year; 3.30% of Premium in Policy Years 2 through 10; and 1.125% of Premium paid thereafter for so long as the Contract remains in effect. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Registered representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year. The investment adviser for, or another affiliate of one or more of the Funds also may, from time to time, make payments to CUNA Brokerage for services.

CUNA Brokerage pays its registered representatives a portion of the commissions received for their sales of Policies. Registered Representatives may also be eligible for non-cash compensation items that we may provide jointly with CUNA Brokerage. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, CUNA Brokerage's registered representatives who meet certain overall productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits. CUNA Brokerage's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

COMPENSATION ARRANGEMENTS FOR SELLING FIRMS AND THEIR SALES PERSONNEL
We pay commissions to selling firms for sales of the Policies by their registered representatives in the amount of: 97% of Premiums up to the guarantee Premium and 5.8% of excess Premiums above that amount paid in the first Policy Year; 3.2% of Premium in Policy Years 2 through 10; and 1% of Premium paid thereafter for so long as the Contract remains in effect. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Registered representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year.

Selling firms pays their registered representatives a portion of the commissions received for their sales of Policies. We and/or CBSI may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their registered representatives, and (3) other expenses incurred by them. We and/or CBSI may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy Year for sales by their registered representatives, which may be up to the amount of the basic commission for the particular Policy Year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. These programs also may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

SOURCE OF COMPENSATION
Commissions and other incentives or payments described above are not charged directly to Owners or to the Separate Account. We recoup commissions and other sales expenses through fees and charges deducted under the Policy.

                      OTHER POLICY BENEFITS AND PROVISIONS
================================================================================

OWNER, BENEFICIARY
You are the person who purchases the Policy and is named in the application. You may or may not be the Insured.

You may name one or more Beneficiaries in the application. Beneficiaries may be primary or contingent. If no primary Beneficiary survives the Insured, payment is made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Benefit Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless you direct otherwise. If no Beneficiary survives the Insured, the Death Benefit Proceeds will be paid to you, if living, or to your estate.

You may change the Beneficiary while the Insured is living. The written consent of all Assignees and Irrevocable Beneficiaries must be obtained before such a change. To make a change, you must provide us with a Written Request satisfactory to us. The request will not be effective until we record it. After the request is recorded, it will take effect as of the date you signed the request. We will not be responsible for any payment or other action taken before the request is recorded. We may require the Policy be returned for endorsement of the Beneficiary change.

RIGHT TO CONVERT
You may convert this Policy to a fixed policy during the first 24 months after the Policy Issue Date. It may be converted to a fixed policy by transferring, without charge, the value in the Subaccounts to the Fixed Account unless state law requires or allows otherwise. If you do so, future payments will be allocated to the Fixed Account, unless you specify otherwise. The conversion will become effective when we receive your Written Request.

TRANSFER OF OWNERSHIP
You may transfer ownership of the Policy. A transfer of ownership may have tax consequences. The written consent of all assignees and Irrevocable Beneficiaries must be obtained before the transfer. A Written Request must be in writing and filed at our Mailing Address. The transfer will take effect as of the date the notice was signed. We may require that the Policy be sent in for endorsement to show the transfer of ownership.

We are not responsible for the validity or effect of any transfer of ownership. We will not be responsible for any payment or other action we have taken before receiving the Written Request for transfer.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS
We may make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another

Fund. To the extent required by the 1940 Act or other applicable law, we will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.

We also may establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. We may, in our sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Some existing subaccounts may be closed to certain classes of Owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If you object to the change, you may exchange the Policy for a fixed benefit whole life insurance policy then issued by us. The new Policy will be subject to normal underwriting rules and other conditions determined by us. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to you of the investment Policy change. You may also surrender the Policy.

If we consider it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of ours. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

VOTING RIGHTS
We will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. We will vote shares for which we have not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as we vote shares for which we have received instructions. This means that a small number of Owners may control the outcome of the vote. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that we are allowed to vote the shares in our own right, we may elect to do so.

You have the voting interest under a Policy. The number of votes you have a right to instruct will be calculated separately for each Subaccount. You may instruct one vote for each $1 of Policy Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes you have available will coincide with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the Funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

We may, when required by state insurance regulatory authorities, vote shares of a Fund without regard to voting instructions from owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a Fund, or investment objectives of a Fund, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may, under certain circumstances, vote shares of a Fund without regard to voting instructions from owners in favor of changes initiated by owners in the investment Policy, or the investment adviser or the principal underwriter of a Fund. For example, we may vote against a change if we in good faith determine that the proposed change is contrary to state or federal law or we determine that the change would not be consistent with the investment objectives of a Fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by our other Separate Accounts.

To reduce service expenses, we intend to send only one copy of its reports per household regardless of the number of Owners at the household. However, any Owner may obtain additional reports upon request to us.

                             RIDERS AND ENDORSEMENTS
================================================================================

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. We are not currently issuing new riders on any Policy.


CHILDREN'S INSURANCE
The rider provides level term insurance to Children of the Insured up to the earlier of age 23 of the child or age 65 for the Insured. The Death Benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies before termination of this rider, the coverage on each child becomes paid-up term insurance to age 23. On the Policy Anniversary following each Insured child's 23rd birthday or at age 65 of the Insured, if sooner, each child may convert this rider to a new policy without evidence of insurability.

GUARANTEED INSURABILITY
This rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard or preferred risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.


ACCIDENTAL DEATH BENEFIT
This rider provides for the payment of an additional Death Benefit on the life of the Insured should death occur due to accidental bodily injury occurring before age 70. The Premium for the Accidental Death Benefit is payable to age
70. We are no longer issuing this rider.

OTHER INSURED
This rider provides additional level term insurance. The "other Insured" could be the Insured (except in states where it is not allowed by law) or could be another person within the immediate family of the Insured. The Death Benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the Death Benefit. The rider may be issued until the Policy Anniversary following the Insured's 75th Birthday.

DISABILITY WAIVER OF MONTHLY DEDUCTIONS
This rider provides that, during the Insured's total disability, we will waive Monthly Deductions for administrative and life insurance costs or Basic Guarantee Premium, if greater. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

EXECUTIVE BENEFITS PLAN ENDORSEMENT
This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the Surrender Charges on the Policy to which it is attached subject to the following conditions:

    1. The Policy is surrendered and the proceeds are used to fund a new Policy provided through CUNA Mutual Insurance Society or an affiliate.

    2. The Policy is owned by a business or trust.

    3. The new Policy is owned by the same entity.

    4. The Insured under the Policy is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended).

    5. The Insured under the new contract is also a selected manager or highly compensated employee.

    6. We receive an application for the new Policy (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two Policy Years, we may charge a fee to offset expenses incurred where allowed by state law. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

                        FEDERAL INCOME TAX CONSIDERATIONS
================================================================================

INTRODUCTION
The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service ("IRS").

TAX STATUS OF THE POLICY
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements should be applied is limited. Nevertheless, we believe that Policies issued on a standard rating class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of Premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we may restrict Policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account. We may modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account through the Eligible Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the Death Benefit under a Policy generally should be excludible from the gross income of the Beneficiary.

Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to Premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of Premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level Premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy Years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit due to a requested increase in the specified amount. To prevent your Policy from becoming a MEC, it may be necessary to limit Premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than Death Benefits from a Modified Endowment Contract, including distributions upon surrender and partial withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of your investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and partial withdrawals.

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.


Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans where the difference between the interest rate charged on the loan and the interest rate credited to the loaned amount is very small is less clear and a tax advisor should be consulted about such loans.


Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally the aggregate Premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or Lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges. Changes to a Policy's Death Benefit Option or face amount, the conversion or exchange of a Policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding foreign taxation with respect to a life insurance policy purchase.

Accelerated Death Benefit Option. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. You should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement. (See "Accelerated Death Benefit" for more information regarding the Endorsement.)

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy In Force beyond the Insured's 100th year.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS
If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the Net Amount At Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "Economic Benefit" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the Death Benefit over the Policy Value is not taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.


Estate, Gift and Generation-Skipping Transfer Taxes in 2010. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre- EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

BUSINESS USES OF THE POLICY
Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If the value of a Policy to you depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has issued guidance relating to split dollar insurance plans. Any business contemplating the purchase of a new insurance policy or a change in an existing insurance policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

ALTERNATIVE MINIMUM TAX
There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.

POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

OUR TAXES
Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct charges from the Separate Account for its federal income taxes. We may charge the Separate Account for any future federal income taxes that we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to Premium expense charges). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

FOREIGN TAX CREDITS
We may benefit from foreign tax credits attributable to the taxes paid by certain funds to foreign jurisdictions to the extent permitted under Federal tax law.

                                LEGAL PROCEEDINGS
================================================================================

We, like other life insurance companies, are often involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or us.

                              FINANCIAL STATEMENTS
================================================================================

Our and the Separate Account's financial statements are contained in the Statement of Additional Information ("SAI"). Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please contact us at our Mailing Address.

                                    GLOSSARY
================================================================================

ACCUMULATION UNIT
A unit of measurement used to calculate Subaccount Value.

ATTAINED AGE
The Insured's age on the most recent Policy Anniversary.

BASIC GUARANTEE
Our guarantee that the Policy will not Lapse prior to the later of (1) the tenth Policy Anniversary, or (2) the Insured's Attained Age 65.

BASIC GUARANTEE PREMIUM
The amount of Premium each Policy Year necessary to keep the Basic Guarantee in effect.

BENEFICIARY
The person(s) you select to receive the Death Benefit Proceeds under this Policy. You may designate primary, contingent and irrevocable Beneficiaries.

CASH VALUE
The Policy Value minus any applicable surrender charge.

CONTINGENT BENEFICIARY
The person(s) you select to receive the Death Benefit Proceeds upon the death of the Insured if the primary Beneficiary is not living.

DEATH BENEFIT
The amount we pay to the Beneficiary under a Death Benefit Option before adjustments if the Insured dies while the Policy is In Force before the Maturity Date.

DEATH BENEFIT OPTION
One of two options that you may select for computation of the Death Benefit.

DEATH BENEFIT PROCEEDS
The amount we pay to the Beneficiary when we receive proof of the Insured's death. It equals the Death Benefit on the date of the Insured's death with the following adjustments: (1) plus any Premium received after the date of death,
(2) less the amount of any partial withdrawals made after the date of death, (3) less unpaid Monthly Deduction if death occurred during the Grace Period, and (4) less any Loan Amount.

EXTENDED GUARANTEE
Our guarantee that the Policy will not Lapse prior to the Insured's Attained Age 95.

EXTENDED GUARANTEE PREMIUM
The amount of Premium each Policy Year necessary to keep the Extended Guarantee in effect.

FIXED ACCOUNT
Part of our General Account to which Net Premium may be allocated or Policy Value transferred.

FIXED ACCOUNT VALUE
Policy Value in the Fixed Account.

FUND
Each investment portfolio of Ultra Series Fund or any other open-end management investment company or unit investment trust in which a Subaccount invests.

GENERAL ACCOUNT
Our assets other than those allocated to the Separate Account or another of our separate accounts.

GRACE PERIOD
The 61-day period during which you may pay Premiums to cover overdue (and other specified) Monthly Deductions and thereby prevent the Policy from Lapsing.

IN FORCE
Status of the Policy after the Policy Issue Date and prior to its termination by Lapse, Surrender or Maturity.

INITIAL REQUIRED PREMIUM
The amount required on or prior to the Policy Issue Date. The Initial Required Premium is shown on the data page of your policy.

INSURED
The person whose life is insured by this Policy.

IRREVOCABLE BENEFICIARY
A Beneficiary who has certain rights that you can change only with his or her consent.

LAPSE
Termination of the Policy at the expiration of the Grace Period while the Insured is still living before the Maturity Date.

LOAN ACCOUNT
A portion of our General Account to which Variable Account Value or Fixed Account Value is transferred to provide collateral for any loan taken under the Policy.

LOAN ACCOUNT VALUE
Policy Value in the Loan Account.

LOAN AMOUNT
At any time other than a Policy Anniversary, the Loan Account Value plus any interest charges accrued on the Loan Account Value up to that time. On a Policy Anniversary, the Loan Amount equals the Loan Account.

MAILING ADDRESS
2000 Heritage Way, Waverly, IA 50677

MATURITY DATE
The Policy Anniversary when the Insured reaches Attained Age 95 (unless extended). This Policy terminates and life insurance coverage ends on the Maturity Date.

MONTHLY DEDUCTION
The amount we deduct from the Policy Value each month. It includes the cost of insurance charge, the monthly administration charge, the monthly policy fee, and the cost of any riders.

MONTHLY PROCESSING DAY
The day each month as of which we determine the Monthly Deduction and deduct it from Policy Value. It is the same date each month as the Policy Issue Date. If the Monthly Processing Day is not a Valuation Day, then it is the next Valuation Day.

NET AMOUNT AT RISK
As of any Monthly Processing Day, the Death Benefit (discounted for the upcoming month) less the Policy Value (after deduction of the Monthly Deduction).

NET PREMIUM
Any Premium less the Premium expense charge.

OWNER (YOU, YOUR)
The person entitled to exercise all rights as Owner of the Policy.

PLANNED PREMIUM
The Premium payment selected by the Owner as a level amount that he or she plans to pay on a monthly, quarterly, semi-annual or annual basis over the life of the Policy.

POLICY
MEMBERS Variable Universal Life II

POLICY ANNIVERSARY
The same date in each Policy Year as the Policy Issue Date.

POLICY ISSUE DATE
The date as of which the Policy is issued and coverage takes effect. We measure Policy months, Policy Years, and Policy Anniversaries from the Policy Issue Date.

POLICY VALUE
The sum of the Variable Account Value, the Fixed Account Value and the Loan Account Value.

POLICY YEAR
A twelve month period beginning on the Policy Issue Date or on a Policy Anniversary.

PREMIUM
Any payment you make under the Policy other than a loan repayment.


RIGHT-TO-EXAMINE PERIOD
The period when you may cancel the Policy and receive a refund. The length of the period varies by state. Your Policy's cover page shows the Right-to-Examine Period.


SEPARATE ACCOUNT
CUNA Mutual Variable Life Insurance Account. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding portfolio of a designated mutual fund.

SPECIFIED AMOUNT
The dollar amount selected by the Owner and shown on the Policy data page that is used to determine the Death Benefit.

SUBACCOUNT
A subdivision of the Separate Account, the assets of which are invested in a corresponding Fund.

SUBACCOUNT VALUE
The Policy Value in a Subaccount.

SURRENDER VALUE
The Cash Value less any Loan Amount.

VALUATION DAY
For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD
The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

VARIABLE ACCOUNT VALUE
The sum of all Subaccount Values.


WRITTEN REQUEST
A request in writing and in a form satisfactory to us signed by the Owner and received at our Mailing Address. A Written Request may also include a telephone or fax request for specific transactions that are made as allowed under the terms of an executed telephone or fax authorization, with original signature, on file at our Mailing Address. We may also accept a surrender request properly submitted by fax or e-mail by your registered representative in connection with the purchase of another contract issued by us

                       STATEMENT OF ADDITIONAL INFORMATION
================================================================================


To learn more about the Policy, you should read the SAI dated May 1, 2010, as it may be amended. The SAI includes additional information about the Separate Account. For a free copy of the SAI, personalized illustrations of Death Benefits, net cash Surrender Values, and Policy Values, and to request other information about the Policy please call toll-free at (800) 798-5500 or write to us at 2000 Heritage Way, Waverly, Iowa 50677-9202.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-03915

                      MEMBERS(R) VARIABLE UNIVERSAL LIFE II

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT

                          CUNA MUTUAL INSURANCE SOCIETY

                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
                                 (800) 798-5500

                       STATEMENT OF ADDITIONAL INFORMATION
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information ("SAI") contains additional information regarding the MEMBERS Variable Universal Life II flexible premium variable life insurance policy ("Policy") issued by CUNA Mutual Insurance Society and supported by CUNA Mutual Variable Life Insurance Account ("Separate Account"). This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2010 and the prospectus for the Ultra Series Fund. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. This SAI does not include information incorporated by reference from other documents. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

                      The date of this SAI is May 1, 2010.

                                TABLE OF CONTENTS
================================================================================

                                                                            Page
POLICY INFORMATION 1
  The Policy ...............................................................   1
  Our Right to Contest the Policy ..........................................   1
  Misstatement of Age or Sex................................................   1
  Suicide Exclusion.........................................................   1
  Collateral Assignments ...................................................   1
  Dividends ................................................................   2
  Additional Information on Underwriting and Charges .......................   2
  Additional Information on Benefits and Settlement Options.................   2
ILLUSTRATIONS 3
OTHER INFORMATION 3
  Registration Statement ...................................................   3
  Distribution of the Policies .............................................   3
  Records ..................................................................   4
  State Regulation .........................................................   4
  Experts ..................................................................   4
  Information About Us .....................................................   5
  The Fixed Account.........................................................   5
  Additional Information about the Separate Account and the Funds ..........   5
  Financial Statements .....................................................   5
Appendix A - First Year Surrender Charges per 1,000 of Specified Amount .... A-1
Appendix B - Death Benefit Percentage Factor ............................... B-1

                               POLICY INFORMATION
================================================================================

THE POLICY
The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OUR RIGHT TO CONTEST THE POLICY
We have the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. We also have the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, we consider statements made in the application(s) to be representations and not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after it has been In Force during the lifetime of the Insured for two years from the Policy Issue Date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot contest any increase in coverage effective after the Policy Issue Date, or any reinstatement thereof, after such increase or reinstatement has been In Force for two years from its effective date.

MISSTATEMENT OF AGE OR SEX
For a Policy based on male or female cost of insurance rates (see data page for basis), if the Insured's age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows (unless a different result is required by state law):

       a) If the misstatement is discovered at death, the Death Benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Processing Day would have been at the Insured's correct age and gender.
       b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age and gender beginning on the next Monthly Processing Day.

For a Policy based on blended cost of insurance rates (see data page for basis), a misstatement of gender will not result in an adjustment. However, if the Insured's age has been misstated, an adjustment will be made to reflect the correct age as follows (unless a different result is required by state law):

       a) If the misstatement is discovered at death, the Death Benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Processing Day would have been at the Insured's correct age.
       b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age beginning on the next Monthly Processing Day.

SUICIDE EXCLUSION
If the Insured commits suicide, while sane or insane, within two years of the Policy Issue Date or date of reinstatement, our liability is limited to an amount equal to the Policy Value less any Loan Amount. We will pay this amount to the Beneficiary in one sum.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, our liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

COLLATERAL ASSIGNMENTS
You may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained before an assignment. The assignment must be in writing and filed at our Mailing Address. The assignment will then take effect as of the date the Written Request was signed.

We are not responsible for the validity or effect of any collateral assignment. We will not be responsible for any payment or other action we have taken before receiving the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom you give some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership. A collateral assignment may have tax consequences.

DIVIDENDS
While the Policy is In Force, it will share in our divisible surplus. We determine the Policy's share annually. It is payable annually on the Policy Anniversary. You may select to have dividends:

       a)  Paid into the Subaccounts and the Fixed Account as Net Premiums; or
       b)  Paid to you in cash.

If no option is selected, the dividends will be paid into Subaccounts and/or Fixed Account as Net Premiums. We currently do not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, we project annual dividends equal to 0.70% of the Policy Value at the end of the Policy year. For each Policy year 21 and after we project annual dividends equal to 1.10% of the Policy Value at the end of the Policy Year. These dividends are not guaranteed.

ADDITIONAL INFORMATION ON UNDERWRITING AND CHARGES
We currently place each Insured into one of three standard rating classes - preferred, non-tobacco, and tobacco or into a rating class with sub-standard and flat extra charges. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with sub-standard and flat extra charges.

       o The preferred rating class is only available if the Specified Amount equals or exceeds $100,000.

       o Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco in the same rating class. The non-tobacco designation is not available for Insureds under attained age 21, but shortly before an Insured attains age 21, we may notify the Insured about possible classification as non-tobacco. If the Insured does not qualify as non-tobacco or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification, and qualifies as non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

       o Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as non-tobacco.

       o Premium classes with sub-standard and flat extra charges may be available for those Insured's who we find uninsurable under our preferred or standard underwriting guidelines. These charges may be related to health or to participate in certain hazardous sports, aviation activities, or other avocations. Generally we will not issue contracts with more than 400% extra substandard cost of insurance charges or $15 per $1000 in flat extra charges.

ADDITIONAL INFORMATION ON BENEFITS AND SETTLEMENT OPTIONS
Settlement options other than lump sum payments are, in our discretion, available for Death Benefit Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Benefit Proceeds. Proceeds payable to a non-natural person are available only under settlement options we agree to. The four available settlement options are as follows:

       1) Interest Option. The proceeds may be left with us to collect interest during the lifetime of the payee. We determine the interest rate each year. It is guaranteed to be not less than an effective annual rate of 4%. The payee may choose to receive interest payments either once a year or once a month (may not be available in all states) unless the amount of interest to be paid monthly is less than $25 per month, or the total amount deposited is less than $2,500, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

       2) Installment Option. The proceeds may be left with us to provide equal monthly installments for a specified period not less than 5 or more than 30 years. If the original payee dies before payments have been made for the chosen number of years; a.) payments will be continued for the remainder of the period to the successor payee; or b.) the present value of the remaining payments, computed at the interest rate used to create the Option 2 rates, will be paid to the successor payee or to the last surviving payee's estate, if there is no successor payee. The interest we guarantee to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by us. (This option may not be available in all states.)

       3) Life Income - Guaranteed Period Certain. The proceeds may be left with us to provide monthly installments for as long as the original payee lives. A guaranteed period of 0, 10, or 20 years may be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee or the successor payee may receive the present value of the remaining payments computed at the interest rate for this option. Dividends, if any, will be payable as determined by us.

       4) Joint and Survivor Life. The proceeds may be left with us to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. Dividends, if any, will be payable as determined by us.

Not all settlement options are available. See your Policy for details on which options are available to you.

The minimum amount that can be applied under settlement options 2, 3 and 4 is $2,500 or that amount which will provide an initial monthly installment of at least $25. The minimum amount that can be applied under settlement option is $25,000.

Even if the death benefit under the Policy is excludible from income, payments under settlement options may not excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the settlement options.

We may, at our option, provide for additional settlement options or cease offering any of the settlement options above.

                                  ILLUSTRATIONS
================================================================================

We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insured's issue age and premium class, the Death Benefit Option, Specified Amount, Planned Premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy Year.

                                OTHER INFORMATION
================================================================================

REGISTRATION STATEMENT
A Registration Statement under the Securities Act of 1933, as amended, relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the SEC. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

DISTRIBUTION OF THE POLICIES
Information About the Distributor. CUNA Brokerage Services, Inc. ("CBSI") is responsible for distributing the Policies pursuant to a distribution agreement with us. CBSI serves as principal underwriter for the Policies. CBSI, a Wisconsin corporation organized in 1983 and an indirect, wholly owned subsidiary of CUNA Mutual Investment Corporation which in turn is wholly owned by us, is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc.

Sales Commissions and Other Compensation. We no longer offer new Policies. We intend to recoup commissions and other sales expenses for through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

Description of Servicing Network. CBSI services the Policies through its registered representatives. CBSI also may have entered into selling agreements with other broker-dealers and compensates these broker-dealers ("selling firms") for their services up to the amounts disclosed in the prospectus. Registered representatives of CBSI and selling firms who sell the Policies have been appointed by us as insurance agents.

Compensation Received. CBSI received sales compensation with respect to the Policies in the following amounts during the periods indicated:


----------------------------------------------------------------------------------------------------
                 Aggregate Amount of       Aggregate Amount of Commissions Retained by CBSI After
Fiscal year   Commissions Paid to CBSI   Payments to its Registered Persons and Other Broker-Dealers
----------------------------------------------------------------------------------------------------
2009                          $180,220                                                       $43,253
----------------------------------------------------------------------------------------------------
2008                          $469,556                                                       $51,651
----------------------------------------------------------------------------------------------------
2007                        $1,072,597                                                          None
----------------------------------------------------------------------------------------------------


Compensation arrangements for CBSI sales personnel. Because registered representatives of CBSI are also our insurance agents, they may be eligible for various cash benefits and non-cash compensation programs that we offer. Sales of the Policies may help registered representatives qualify for such benefits.

Additional compensation paid to selling firms. We may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their registered representatives, and (3) other expenses incurred by them. We may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy year for sales by their registered representatives, which may be up to the amount of the basic commission for the particular Policy year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Distributor's receipt of Rule 12b-1 fees. Though no longer an investment option under the Policies, the Franklin Templeton Developing Markets Securities Fund - Class 2 Shares has adopted a distribution plan in connection with its class of shares sold to the Separate Account to support its Policies and pays CBSI for its costs in distributing these shares, all or some of which may be passed on to a selling broker-dealer that has entered into a selling agreement with CBSI. These distribution plans have been adopted pursuant to Rule 12b-1 under the 1940 Act, that permits mutual funds to pay fees out of their assets to broker-dealers that sell fund shares. The distribution plan's fees are in consideration of distribution services and expenses incurred in the performance of CBSI' obligations under an agreement with the distributor of the Franklin Templeton Developing Markets Securities Fund - Class 2 Shares. Under the distribution plan, 0.25% is paid to CBSI for its distribution-related services and expenses under this agreement. The Adviser for the Franklin Templeton Developing Markets Securities Fund may, from time to time use its own resources as may be permitted by regulations, to make payments for distribution services to CBSI, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

Source of revenue for sales compensation. Sales charges deducted from premium payments, as well as proceeds from the contingent deferred sales charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

RECORDS
We will maintain all records relating to the Separate Account and the Fixed Account at our Mailing Address.

Change of Address Notification. To protect you from fraud and theft, we may verify any changes in address you request by sending a confirmation of the change to both your old and new address. We may also call you to verify the change of address.

STATE REGULATION
We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.


EXPERTS
The financial statements of the Subaccounts comprising the CUNA Mutual Variable Life Insurance Account as of December 31, 2009 and for each of the two years in the period ended December 31, 2009, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, dated February 15, 2010, appearing herein. Such financial statements are included herein in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of CUNA Mutual Insurance Society and Subsidiaries (the Company) as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, dated March 26, 2010, appearing herein. Such report (1) expresses an unqualified opinion, (2) includes an explanatory paragraph related to the change in method of accounting and reporting for other-than-temporary impairments in 2009 and the fair value measurement of financial instruments in 2008, and (3) states that (a) Deloitte & Touche LLP did not audit the consolidated financial statements of the CUMIS Group Limited and Subsidiaries, CMG Mortgage Insurance Company, and CMG Mortgage Assurance Company, all which were audited by other auditors whose reports have been furnished to Deloitte & Touche LLP, and (b) their opinion, insofar as it relates to the balances of these companies included in the consolidated financial statements, is based solely on the reports of other auditors. The Company's equity interest in The CUMIS Group Limited and Subsidiaries as of December 31, 2008 and for each of the three years in the period ended December 31, 2009 (not presented separately herein) are included within discontinued operations in the consolidated financial statements of the Company and have been audited by KPMG LLP, independent auditors, as stated in their report, dated February 9, 2010. The financial position and results of operations of CMG Mortgage Insurance Company and CMG Mortgage Assurance Company as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 (not presented separately herein) are reflected using the equity method in the consolidated financial statements of the Company and have been audited by Ernst & Young LLP, independent auditors, as stated in their reports, dated March 5, 2010. The financial statements of the Company are included herein in reliance upon the respective reports of the foregoing firms given upon their authority as experts in accounting and auditing.


INFORMATION ABOUT US
CUNA Mutual Insurance Society is a mutual life insurance company that was originally organized in Wisconsin in 1935. Effective as of December 31, 2007, CUNA Mutual Life Insurance Company merged into CUNA Mutual Insurance Society.

We are one of the world's largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.


CBSI is our indirect wholly owned subsidiary.


Periodically, rating agencies, review our ratings for financial stability and operating performance. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this SAI.

THE FIXED ACCOUNT
The Fixed Account is not registered with the SEC and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE FUNDS
The Separate Account was established by CUNA Mutual Life Insurance Company on August 16, 1983. CUNA Mutual Life Insurance Company merged with us as of December 31, 2007. The Separate Account is registered under 1940 Act as a unit investment trust. The Separate Account purchases shares of the Funds in accordance with separate participation agreements. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, owners will no longer be able to allocate purchase payments or transfer Policy Value to the Subaccount investing in that Fund.

Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose contract values are allocated to the Separate Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus and statement of additional information.


FINANCIAL STATEMENTS


Our financial statements and those of the Separate Account appear on the following pages. Our financial statements should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under your Policy.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
           STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

-----------------------------------------------------------------------------------------------------------------------------------
                                                           CONSERVATIVE     MODERATE      AGGRESSIVE       MONEY
                                                            ALLOCATION     ALLOCATION     ALLOCATION       MARKET          BOND
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
   Conservative Allocation Fund, 27,449 shares at net
   asset value of $9.61 per share (cost $283,279) .....    $    263,777    $       --     $       --     $       --     $        --
   Moderate Allocation Fund, 214,841 shares at net
   asset value of $8.87 per share (cost $2,190,486) ...              --     1,904,937             --             --              --
   Aggressive Allocation Fund, 72,763 shares at net
   asset value of $8.30 per share (cost $718,156) .....              --            --        603,669             --              --
   Money Market Fund, 5,792,561 shares at net
   asset value of $1.00 per share (cost $5,792,561) ...              --            --             --      5,792,561              --
   Bond Fund, 1,036,719 shares at net
   asset value of $10.14 per share (cost $10,693,685) .              --            --             --             --      10,510,345
                                                           ------------    ----------     ----------     ----------     -----------
      Total assets ....................................         263,777     1,904,937        603,669      5,792,561      10,510,345
                                                           ------------    ----------     ----------     ----------     -----------
LIABILITIES:
Accrued adverse mortality and expense charges .........             201         1,426            457          4,682           8,050
                                                           ------------    ----------     ----------     ----------     -----------
      Total liabilities ...............................             201         1,426            457          4,682           8,050
                                                           ------------    ----------     ----------     ----------     -----------
      Total net assets ................................    $    263,576    $1,903,511     $  603,212     $5,787,879     $10,502,295
                                                           ============    ==========     ==========     ==========     ===========
NET ASSETS:
   Net Assets: Type 1 .................................              --            --             --     $1,777,261     $ 6,048,852
   Outstanding units: Type 1 (note 6) .................              --            --             --         74,905         143,425
   Unit Value -- Type 1 ...............................              --            --             --     $    23.74     $     42.18
                                                           ------------    ----------     ----------     ----------     -----------
   Net Assets: Type 2 .................................    $    263,576    $1,903,511     $  603,212     $4,010,618     $ 4,453,443
   Outstanding units: Type 2 (note 6) .................          27,912       229,419         82,078        337,611         293,183
   Unit Value -- Type 2 ...............................    $       9.44    $     8.30     $     7.35     $    11.88     $     15.19
                                                           ------------    ----------     ----------     ----------     -----------
      Total net assets ................................    $    263,576    $1,903,511     $  603,212     $5,787,879     $10,502,295
                                                           ============    ==========     ==========     ==========     ===========

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                           STRATEGIC          HIGH        OPPENHEIMER    DIVERSIFIED    LARGE CAP
                                                             INCOME          INCOME       HIGH INCOME      INCOME         VALUE
                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN MFS VARIABLE INSURANCE TRUST:
   Strategic Income Series, 59,567 shares at net
   asset value of $9.68 per share (cost $592,301) .....    $  576,609      $       --     $        --    $        --    $        --
INVESTMENTS IN ULTRA SERIES FUND:
   High Income Fund, 166,158 shares at net
   asset value of $9.11 per share (cost $1,617,955) ....           --       1,513,178              --             --             --
INVESTMENTS IN OPPENHEIMER VARIABLE ACCOUNTS TRUST:
   High Income Fund/VA, 45,328 shares at net
   asset value of $1.98 per share (cost $364,783) .....            --              --          89,750             --             --
INVESTMENTS IN ULTRA SERIES FUND:
   Diversified Income Fund, 3,594,881 shares at net
   asset value of $15.37 per share (cost $59,846,848)              --              --              --     55,253,900             --
   Large Cap Value Fund, 2,781,875 shares at net
   asset value of $22.17 per share (cost $70,656,544)..            --              --              --             --     61,682,904
                                                           ----------      ----------     -----------    -----------    -----------
      Total assets ....................................       576,609       1,513,178          89,750     55,253,900     61,682,904
                                                           ----------      ----------     -----------    -----------    -----------
LIABILITIES:
Accrued adverse mortality and expense charges .........           445           1,149              68         42,526         47,120
                                                           ----------      ----------     -----------    -----------    -----------
      Total liabilities ...............................           445           1,149              68         42,526         47,120
                                                           ----------      ----------     -----------    -----------    -----------
      Total net assets ................................    $  576,164      $1,512,029     $    89,682    $55,211,374    $61,635,784
                                                           ==========      ==========     ===========    ===========    ===========
NET ASSETS:
    Net Assets: Type 1 ................................    $  570,820              --              --    $47,353,873    $53,264,417
    Outstanding units: Type 1 (note 6) ................        30,103              --              --        824,022        742,445
    Unit Value -- Type 1 ..............................    $    18.96              --              --    $     57.47    $     71.74
                                                           ----------      ----------     -----------    -----------    -----------
    Net Assets: Type 2 ................................    $    5,344      $1,512,029     $    89,682    $ 7,857,501    $ 8,371,367
    Outstanding units: Type 2 (note 6) ................           335         102,870          25,319        668,155        949,135
    Unit Value -- Type 2 ..............................    $    15.95      $    14.70     $      3.54    $     11.76    $      8.82
                                                           ----------      ----------     -----------    -----------    -----------
       Total net assets ...............................    $  576,164      $1,512,029     $    89,682    $55,211,374    $61,635,784
                                                           ==========      ==========     ===========    ===========    ===========

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                           LARGE CAP        MID CAP        MID CAP       SMALL CAP      SMALL CAP
                                                            GROWTH           VALUE          GROWTH         VALUE         GROWTH
                                                           SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
   Large Cap Growth Fund, 1,709,812 shares at net
   asset value of $19.87 per share (cost $32,233,744) .   $33,973,222      $       --     $        --    $       --     $        --
   Mid Cap Value Fund, 426,705 shares at net
   asset value of $11.83 per share (cost $6,529,058) ..            --       5,048,146              --            --              --
   Mid Cap Growth Fund, 2,481,419 shares at net
   asset value of $4.44 per share (cost $13,868,550) ..            --              --      11,011,204            --              --
   Small Cap Value Fund, 10,101 shares at net
   asset value of $8.54 per share (cost $79,660) ......            --              --              --        86,226              --
   Small Cap Growth Fund, 4,379 shares at net
   asset value of $6.59 per share (cost $38,358) ......            --              --              --            --          28,880
                                                          -----------      ----------     -----------    ----------     -----------
      Total assets ....................................    33,973,222       5,048,146      11,011,204        86,226          28,880
                                                          -----------      ----------     -----------    ----------     -----------
LIABILITIES:
Accrued adverse mortality and expense charges .........        25,732           3,815           8,354            65              42
                                                          -----------      ----------     -----------    ----------     -----------
      Total liabilities ...............................        25,732           3,815           8,354            65              42
                                                          -----------      ----------     -----------    ----------     -----------
      Total net assets ................................   $33,947,490      $5,044,331     $11,002,850    $   86,161     $    28,838
                                                          ===========      ==========     ===========    ==========     ===========
NET ASSETS:
   Net Assets: Type 1 .................................   $26,111,776              --     $ 7,124,483            --              --
   Outstanding units: Type 1 (note 6) .................       918,023              --         512,524            --              --
   Unit Value - Type 1 ................................   $     28.44              --     $     13.90            --              --
                                                          -----------      ----------     -----------    ----------     -----------
   Net Assets: Type 2 .................................   $ 7,835,714      $5,044,331     $ 3,878,367    $   86,161     $    28,838
   Outstanding units: Type 2 (note 6) .................       839,841         297,293         279,019        10,144           4,693
   Unit Value - Type 2 ................................   $      9.33      $    16.97     $     13.90    $     8.49     $      6.14
                                                          -----------      ----------     -----------    ----------     -----------
      Total net assets ................................   $33,947,490      $5,044,331     $11,002,850    $   86,161     $    28,838
                                                          ===========      ==========     ===========    ==========     ===========

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              TEMPLETON
                                                                                            T. ROWE PRICE     DEVELOPING
                                                             GLOBAL       INTERNATIONAL     INTERNATIONAL      MARKETS
                                                           SECURITIES         STOCK            STOCK          SECURITIES
                                                           SUBACCOUNT      SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
   Global Securities Fund, 116,401 shares at net
   asset value of $7.04 per share (cost $1,191,043) ...    $  819,515     $          --     $          --     $       --
   International Stock Fund, 226,915 shares at net
   asset value of $9.53 per share (cost $2,755,202) ...            --         2,161,698                --             --
INVESTMENTS IN T. ROWE PRICE INTERNATIONAL SERIES, INC.:
   International Stock Portfolio, 622,557 shares at net
   asset value of $12.27 per share (cost $8,650,528) ..            --                --         7,638,774             --
INVESTMENTS IN FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST:
   Developing Markets Securities Fund, 4,523 shares at net
   asset value of $9.78 per share (cost $32,074) ......            --                --                --         44,238
                                                           ----------     -------------     -------------     ----------
      Total assets ....................................       819,515         2,161,698         7,638,774         44,238
                                                           ----------     -------------     -------------     ----------
LIABILITIES:
Accrued adverse mortality and expense charges .........           633             1,652             5,811             34
                                                           ----------     -------------     -------------     ----------
      Total liabilities ...............................           633             1,652             5,811             34
                                                           ----------     -------------     -------------     ----------
      Total net assets ................................    $  818,882     $   2,160,046     $   7,632,963     $   44,204
                                                           ==========     =============     =============     ==========
NET ASSETS:
   Net Assets: Type 1 .................................            --                --     $   7,322,558             --
   Outstanding units: Type 1 (note 6) .................            --                --           452,068             --
   Unit Value -- Type 1 ...............................            --                --     $       16.20             --
                                                           ----------     -------------     -------------     ----------
   Net Assets: Type 2 .................................    $  818,882     $   2,160,046     $     310,405     $   44,204
   Outstanding units: Type 2 (note 6) .................        48,466           114,394            31,674          2,248
   Unit Value -- Type 2 ...............................    $    16.90     $       18.88     $        9.80     $    19.67
                                                           ----------     -------------     -------------     ----------
      Total net assets ................................    $  818,882     $   2,160,046     $   7,632,963     $   44,204
                                                           ==========     =============     =============     ==========

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
          STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

-----------------------------------------------------------------------------------------------------------------------------------
                                                           CONSERVATIVE     MODERATE      AGGRESSIVE       MONEY
                                                            ALLOCATION     ALLOCATION     ALLOCATION       MARKET          BOND
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
   Dividend income ....................................    $      8,843    $   37,952     $    7,612     $      269     $  457,846
   Mortality and expense charges (note 3) .............          (2,677)      (13,988)        (4,455)       (63,537)       (97,265)
                                                           ------------    ----------     ----------     ----------     ----------
   Net investment income (loss) .......................           6,166        23,964          3,157        (63,268)       360,581
                                                           ------------    ----------     ----------     ----------     ----------
REALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares ........         (34,884)      (27,789)       (17,162)            --        (34,089)
   Realized gain distributions ........................              --            --             --             --             --
                                                           ------------    ----------     ----------     ----------     ----------
   Net realized gain (loss) on investments ............         (34,884)      (27,789)       (17,162)            --        (34,089)
NET CHANGE IN UNREALIZED APPRECIATION OR
   (DEPRECIATION) ON INVESTMENTS ......................          71,659       287,805        141,366             --        258,221
                                                           ------------    ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................    $     42,941    $  283,980     $  127,361     $  (63,268)    $  584,713
                                                           ============    ==========     ==========     ==========     ==========

-----------------------------------------------------------------------------------------------------------------------------------
                                                           STRATEGIC          HIGH        OPPENHEIMER    DIVERSIFIED    LARGE CAP
                                                             INCOME          INCOME       HIGH INCOME      INCOME         VALUE
                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
   Dividend income ....................................    $   53,625      $  111,775     $        --    $ 2,177,447    $ 1,250,186
   Mortality and expense charges (note 3) .............        (4,829)        (12,613)           (745)      (478,937)      (498,794)
                                                           ----------      ----------     -----------    -----------    -----------
   Net investment income (loss) .......................        48,796          99,162            (745)     1,698,510        751,392
                                                           ----------      ----------     -----------    -----------    -----------
REALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares ........        (4,662)        (36,740)        (44,859)    (1,207,791)    (2,315,532)
   Realized gain distributions ........................            --              --              --             --             --
                                                           ----------      ----------     -----------    -----------    -----------
   Net realized gain (loss) on investments ............        (4,662)        (36,740)        (44,859)    (1,207,791)    (2,315,532)
NET CHANGE IN UNREALIZED APPRECIATION OR
   (DEPRECIATION) ON INVESTMENTS ......................        67,213         333,655          63,661      4,354,877      9,963,947
                                                           ----------      ----------     -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................    $  111,347      $  396,077     $    18,057    $ 4,845,596    $ 8,399,807
                                                           ==========      ==========     ===========    ===========    ===========

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
    STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                          LARGE CAP        MID CAP        MID CAP       SMALL CAP      SMALL CAP
                                                           GROWTH           VALUE          GROWTH         VALUE         GROWTH
                                                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
   Dividend income ....................................   $   215,772     $   49,328     $      282     $      418     $       --
   Mortality and expense charges (note 3) .............      (270,129)       (39,648)       (85,779)          (572)          (656)
                                                          -----------     ----------     ----------     ----------     ----------
   Net investment income (loss) .......................       (54,357)         9,680        (85,497)          (154)          (656)
                                                          -----------     ----------     ----------     ----------     ----------
REALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares ........      (544,721)      (285,922)      (712,403)        (1,839)       (23,167)
   Realized gain distributions ........................            --             --             --             --             --
                                                          -----------     ----------     ----------     ----------     ----------
   Net realized gain (loss) on investments ............      (544,721)      (285,922)      (712,403)        (1,839)       (23,167)
NET CHANGE IN UNREALIZED APPRECIATION OR
   (DEPRECIATION) ON INVESTMENTS ......................    10,112,553      1,281,300      4,422,090         22,321         35,947
                                                          -----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................   $ 9,513,475     $1,005,058     $3,624,190     $   20,328     $   12,124
                                                          ===========     ==========     ==========     ==========     ==========

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              TEMPLETON
                                                                                              T. ROWE         DEVELOPING
                                                             GLOBAL       INTERNATIONAL     INTERNATIONAL      MARKETS
                                                           SECURITIES         STOCK            STOCK          SECURITIES
                                                           SUBACCOUNT      SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
   Dividend income ....................................    $    9,932     $      40,434     $     170,175     $    1,698
   Mortality and expense charges (note 3) .............        (6,517)          (17,158)          (58,114)          (344)
                                                           ----------     -------------     -------------     ----------
   Net investment income (loss) .......................         3,415            23,276           112,061          1,354
                                                           ----------     -------------     -------------     ----------
REALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares ........       (96,772)          168,873)         (375,612)           793
   Realized gain distributions ........................            --                --                --            164
                                                           ----------     -------------     -------------     ----------
   Net realized gain (loss) on investments  ...........       (96,772)          168,873)         (375,612)           957
NET CHANGE IN UNREALIZED APPRECIATION OR
   (DEPRECIATION) ON INVESTMENTS ......................       252,537           619,742         2,982,564         18,407
                                                           ----------     -------------     -------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................    $  159,180     $     474,145     $   2,719,013     $   20,718
                                                           ==========     =============     =============     ==========

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------------------
                                                      CONSERVATIVE ALLOCATION SUBACCOUNT    MODERATE ALLOCATION SUBACCOUNT
                                                       YEAR ENDED         YEAR ENDED       YEAR ENDED         YEAR ENDED
                                                    DECEMBER 31, 2009 DECEMBER 31, 2008 DECEMBER 31, 2009 DECEMBER 31, 2008
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................     $      6,166        $      7,067    $       23,964      $     16,982
  Net realized gain (loss) on investments .......          (34,884)            (36,219)          (27,789)           11,009
  Net change in unrealized appreciation or
    (depreciation) on investments ...............           71,659             (81,607)          287,805          (571,359)
                                                      ------------        ------------    --------------      ------------
    Net increase (decrease) in net
      assets from operations ....................           42,941            (110,759)          283,980          (543,368)
                                                      ------------        ------------    --------------      ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ........           26,503              98,866           243,222           485,333
  Transfers between subaccounts (including
    fixed accounts), net ........................         (150,860)            (51,500)          124,083           376,792
  Payment for contract benefits and terminations                --              (5,249)          (10,650)          (31,380)
  Contract charges and fees .....................          (18,318)            (16,550)         (121,039)         (111,468)
                                                      ------------        ------------    --------------      ------------
    Net increase (decrease) in net assets
      from contract transactions ................         (142,675)             25,567           235,616           719,277
                                                      ------------        ------------    --------------      ------------
  Total increase (decrease) in net assets .......          (99,734)            (85,192)          519,596           175,909
NET ASSETS:
  Beginning of period ...........................          363,310             448,502         1,383,915         1,208,006
                                                      ------------        ------------    --------------      ------------
  End of period .................................     $    263,576        $    363,310    $    1,903,511      $  1,383,915
                                                      ============        ============    ==============      ============

---------------------------------------------------------------------------------------------------------------------------
                                                       AGGRESSIVE ALLOCATION SUBACCOUNT      MONEY MARKET SUBACCOUNT
                                                       YEAR ENDED          YEAR ENDED      YEAR ENDED        YEAR ENDED
                                                    DECEMBER 31, 2009 DECEMBER 31, 2008 DECEMBER 31, 2009 DECEMBER 31, 2008
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................     $      3,157        $       (480)    $      (63,268)     $     37,733
  Net realized gain (loss) on investments .......          (17,162)             (6,899)                --                --
  Net change in unrealized appreciation or
    (depreciation) on investments ...............          141,366            (243,073)                --                --
                                                      ------------        ------------     --------------      ------------
     Net increase (decrease) in net
       assets from operations ...................          127,361            (250,452)           (63,268)           37,733
                                                      ------------        ------------     --------------      ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ........          156,752             234,225            304,348           347,253
  Transfers between subaccounts (including
     fixed accounts), net .......................          (17,518)             50,056            357,954         4,342,585
  Payment for contract benefits and terminations            (5,504)            (46,370)        (2,107,625)       (2,079,350)
  Contract charges and fees .....................          (62,123)            (51,950)          (502,156)         (310,437)
                                                      ------------        ------------     --------------      ------------
     Net increase (decrease) in net assets
       from contract transactions ...............           71,607             185,961         (1,947,479)        2,300,051
                                                      ------------        ------------     --------------      ------------
  Total increase (decrease) in net assets .......          198,968             (64,491)        (2,010,747)        2,337,784
NET ASSETS:
  Beginning of period ...........................          404,244             468,735          7,798,626         5,460,842
                                                      ------------        ------------     --------------      ------------

  End of period .................................     $    603,212        $    404,244     $    5,787,879      $  7,798,626
                                                      ============        ============     ==============      ============

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                                                             BOND SUBACCOUNT                STRATEGIC INCOME SUBACCOUNT
                                                       YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                    DECEMBER 31, 2009 DECEMBER 31, 2008 DECEMBER 31, 2009 DECEMBER 31, 2008
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................     $    360,581        $    472,656     $       48,796      $     29,904
  Net realized gain (loss) on investments .......          (34,089)            (14,303)            (4,662)           (1,182)
  Net change in unrealized appreciation or
    (depreciation) on investments ...............          258,221            (233,984)            67,213          (102,828)
                                                      ------------        ------------     --------------      ------------
    Net increase (decrease) in net
      assets from operations ....................          584,713             224,369            111,347           (74,106)
                                                      ------------        ------------     --------------      ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ........          578,253             652,774                119               109
  Transfers between subaccounts (including
    fixed accounts), net ........................         (475,602)            (59,739)              (722)           (5,757)
  Payment for contract benefits and terminations          (730,548)           (673,657)            (8,349)           (9,214)
  Contract charges and fees .....................         (649,070)           (618,455)           (21,664)          (18,962)
                                                      ------------        ------------     --------------      ------------
     Net increase (decrease) in net assets
       from contract transactions ...............       (1,276,967)           (699,077)           (30,616)          (33,824)
                                                      ------------        ------------     --------------      ------------
  Total increase (decrease) in net assets .......         (692,254)           (474,708)            80,731          (107,930)
NET ASSETS:
  Beginning of period ...........................       11,194,549          11,669,257            495,433           603,363
                                                      ------------        ------------     --------------      ------------
  End of period .................................     $ 10,502,295        $ 11,194,549     $      576,164      $    495,433
                                                      ============        ============     ==============      ============

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   OPPENHEIMER
                                                          HIGH INCOME SUBACCOUNT              HIGH INCOME SUBACCOUNT
                                                       YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                    DECEMBER 31, 2009 DECEMBER 31, 2008 DECEMBER 31, 2009 DECEMBER 31, 2008
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................     $     99,162        $    110,920     $         (745)     $     23,257
  Net realized gain (loss) on investments .......          (36,740)            (40,740)           (44,859)          (39,020)
  Net change in unrealized appreciation or
     (depreciation) on investments ..............          333,655            (313,047)            63,661          (325,913)
                                                      ------------        ------------     --------------      ------------
     Net increase (decrease) in net
       assets from operations ...................          396,077            (242,867)            18,057          (341,676)
                                                      ------------        ------------     --------------      ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ........           96,594             140,360                 --                --
  Transfers between subaccounts (including
     fixed accounts), net .......................          (46,424)           (203,470)              (193)           (5,233)
  Payment for contract benefits and terminations           (96,416)            (36,941)            (5,710)          (27,320)
  Contract charges and fees .....................          (92,602)            (83,770)            (5,144)          (14,409)
                                                      ------------        ------------     --------------      ------------
     Net increase (decrease) in net assets
       from contract transactions ...............         (138,848)           (183,821)           (11,047)          (46,962)
                                                      ------------        ------------     --------------      ------------
  Total increase (decrease) in net assets .......          257,229            (426,688)             7,010          (388,638)
NET ASSETS:
  Beginning of period ...........................        1,254,800           1,681,488             82,672           471,310
                                                      ------------        ------------     --------------      ------------
  End of period .................................     $  1,512,029        $  1,254,800     $       89,682      $     82,672
                                                      ============        ============     ==============      ============

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------

                                                       DIVERSIFIED INCOME SUBACCOUNT        LARGE CAP VALUE SUBACCOUNT
                                                       YEAR ENDED         YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                    DECEMBER 31, 2009 DECEMBER 31, 2008 DECEMBER 31, 2009 DECEMBER 31, 2008
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................     $  1,698,510        $  2,402,602     $      751,392      $  1,333,968
  Net realized gain (loss) on investments .......       (1,207,791)           (211,489)        (2,315,532)         (517,342)
  Net change in unrealized appreciation or
     (depreciation) on investments ..............        4,354,877         (11,755,640)         9,963,947       (36,131,326)
                                                      ------------        ------------     --------------      ------------
     Net increase (decrease) in net
       assets from operations ...................        4,845,596          (9,564,527)         8,399,807       (35,314,700)
                                                      ------------        ------------     --------------      ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ........        3,917,734           4,416,816          5,080,392         5,596,976
  Transfers between subaccounts (including
     fixed accounts), net .......................         (415,752)           (817,475)          (734,133)       (2,973,014)
  Payment for contract benefits and terminations        (4,903,043)         (3,942,422)        (4,507,005)       (4,660,898)
  Contract charges and fees .....................       (4,423,372)         (4,340,429)        (4,793,495)       (4,919,658)
                                                      ------------        ------------     --------------      ------------
     Net increase (decrease) in net assets
       from contract transactions ...............       (5,824,433)         (4,683,510)        (4,954,241)       (6,956,594)
                                                      ------------        ------------     --------------      ------------
  Total increase (decrease) in net assets ........        (978,837)        (14,248,037)         3,445,566       (42,271,294)
NET ASSETS:
  Beginning of period ...........................       56,190,211          70,438,248         58,190,218       100,461,512
                                                      ------------        ------------     --------------      ------------
  End of period .................................     $ 55,211,374        $ 56,190,211     $   61,635,784      $ 58,190,218
                                                      ============        ============     ==============      ============

---------------------------------------------------------------------------------------------------------------------------
                                                       LARGE CAP GROWTH SUBACCOUNT           MID CAP VALUE SUBACCOUNT
                                                       YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                    DECEMBER 31, 2009 DECEMBER 31, 2008 DECEMBER 31, 2009 DECEMBER 31, 2008
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................     $    (54,357)       $    (85,745)    $        9,680      $     33,777
  Net realized gain (loss) on investments .......         (544,721)            167,339           (285,922)         (740,288)
  Net change in unrealized appreciation or
     (depreciation) on investments ..............       10,112,553         (17,120,161)         1,281,300        (2,455,187)
                                                      ------------        ------------     --------------      ------------
     Net increase (decrease) in net
       assets from operations ...................        9,513,475         (17,038,567)         1,005,058        (3,161,698)
                                                      ------------        ------------     --------------      ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ........        2,722,175           3,116,320            488,679           580,044
  Transfers between subaccounts (including
     fixed accounts), net .......................         (558,293)           (261,461)            26,379        (1,081,885)
  Payment for contract benefits and terminations        (2,659,141)         (2,591,886)          (354,552)         (378,883)
  Contract charges and fees .....................       (2,342,580)         (2,333,144)          (411,814)         (490,895)
                                                      ------------        ------------     --------------      ------------
     Net increase (decrease) in net assets
       from contract transactions ...............       (2,837,839)         (2,070,171)          (251,308)       (1,371,619)
                                                      ------------        ------------     --------------      ------------
  Total increase (decrease) in net assets .......        6,675,636         (19,108,738)           753,750        (4,533,317)
NET ASSETS:
  Beginning of period ...........................       27,271,854          46,380,592          4,290,581         8,823,898
                                                      ------------        ------------     --------------      ------------
  End of period .................................     $ 33,947,490        $ 27,271,854     $    5,044,331      $  4,290,581
                                                      ============        ============     ==============      ============

              See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                                                        MID CAP GROWTH SUBACCOUNT           SMALL CAP VALUE SUBACCOUNT
                                                       YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                    DECEMBER 31, 2009 DECEMBER 31, 2008 DECEMBER 31, 2009 DECEMBER 31, 2008
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................     $    (85,497)       $   (107,318)    $         (154)     $        (14)
  Net realized gain (loss) on investments .......         (712,403)           (192,967)            (1,839)              (65)
  Net change in unrealized appreciation or
     (depreciation) on investments ..............        4,422,090          (7,213,298)            22,321           (13,693)
                                                      ------------        ------------     --------------      ------------
     Net increase (decrease) in net
       assets from operations ...................        3,624,190          (7,513,583)            20,328           (13,772)
                                                      ------------        ------------     --------------      ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ........        1,080,706           1,221,415              3,332             3,928
  Transfers between subaccounts (including
    fixed accounts), net ........................         (168,278)           (202,716)            21,096            39,829
  Payment for contract benefits and terminations          (742,336)         (1,027,040)            (2,734)               --
  Contract charges and fees .....................         (927,904)           (964,070)            (3,565)           (2,404)
                                                      ------------        ------------     --------------      ------------
     Net increase (decrease) in net assets
       from contract transactions ...............         (757,812)           (972,411)            18,129            41,353
                                                      ------------        ------------     --------------      ------------
  Total increase (decrease) in net assets .......        2,866,378          (8,485,994)            38,457            27,581
NET ASSETS:
  Beginning of period ...........................        8,136,472          16,622,466             47,704            20,123
                                                      ------------        ------------     --------------      ------------
  End of period .................................     $ 11,002,850        $  8,136,472     $       86,161      $     47,704
                                                      ============        ============     ==============      ============

---------------------------------------------------------------------------------------------------------------------------
                                                       SMALL CAP GROWTH SUBACCOUNT          GLOBAL SECURITIES SUBACCOUNT
                                                       YEAR ENDED        YEAR ENDED        YEAR ENDED          YEAR ENDED
                                                    DECEMBER 31, 2009 DECEMBER 31, 2008 DECEMBER 31, 2009 DECEMBER 31, 2008
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................     $       (656)       $       (534)    $        3,415      $     42,974
  Net realized gain (loss) on investments .......          (23,167)               (502)           (96,772)          (17,271)
  Net change in unrealized appreciation or
     (depreciation) on investments ..............           35,947             (44,877)           252,537          (454,896)
                                                      ------------        ------------     --------------      ------------
     Net increase (decrease) in net
       assets from operations ...................           12,124             (45,913)           159,180          (429,193)
                                                      ------------        ------------     --------------      ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ........            3,424               3,527            117,280           140,655
  Transfers between subaccounts (including
     fixed accounts), net .......................          (49,778)            101,155             14,499           (11,472)
  Payment for contract benefits and terminations            (2,456)                 --            (92,914)          (31,672)
  Contract charges and fees .....................           (3,606)             (2,579)           (71,500)          (77,502)
                                                      ------------        ------------     --------------      ------------
     Net increase (decrease) in net assets
       from contract transactions ...............          (52,416)            102,103            (32,635)           20,009
                                                      ------------        ------------     --------------      ------------
  Total increase (decrease) in net assets .......          (40,292)             56,190            126,545          (409,184)
NET ASSETS:
  Beginning of period ...........................           69,130              12,940            692,337         1,101,521
                                                      ------------        ------------     --------------      ------------
  End of period .................................     $     28,838        $     69,130     $      818,882      $    692,337
                                                      ============        ============     ==============      ============

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                    T. ROWE PRICE
                                                       INTERNATIONAL STOCK SUBACCOUNT      INTERNATIONAL STOCK SUBACCOUNT
                                                       YEAR ENDED          YEAR ENDED      YEAR ENDED          YEAR ENDED
                                                    DECEMBER 31, 2009 DECEMBER 31, 2008 DECEMBER 31, 2009 DECEMBER 31, 2008
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................     $     23,276        $     24,914     $      112,061      $     99,284
  Net realized gain (loss) on investments .......         (168,873)           (527,590)          (375,612)          301,266
  Net change in unrealized appreciation or
     (depreciation) on investments ..............          619,742          (1,329,675)         2,982,564        (5,931,286)
                                                      ------------        ------------     --------------      ------------
     Net increase (decrease) in net
       assets from operations ...................          474,145          (1,832,351)         2,719,013        (5,530,736)
                                                      ------------        ------------     --------------      ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ........          244,500             301,446            515,842           576,752
  Transfers between subaccounts (including
     fixed accounts), net .......................          (22,315)         (1,175,744)          (257,760)           97,476
  Payment for contract benefits and terminations          (176,482)            (81,618)          (515,675)         (430,773)
  Contract charges and fees .....................         (166,180)           (214,696)          (467,465)         (466,270)
                                                      ------------        ------------     --------------      ------------
     Net increase (decrease) in net assets
       from contract transactions ...............         (120,477)         (1,170,612)          (725,058)         (222,815)
                                                      ------------        ------------     --------------      ------------
  Total increase (decrease) in net assets .......          353,668          (3,002,963)         1,993,955        (5,753,551)
NET ASSETS:
  Beginning of period ...........................        1,806,378           4,809,341          5,639,008        11,392,559
                                                      ------------        ------------     --------------      ------------
  End of period .................................     $  2,160,046        $  1,806,378     $    7,632,963      $  5,639,008
                                                      ============        ============     ==============      ============

---------------------------------------------------------------------------------------------------------------------------
                                                       TEMPLETON DEVELOPING MARKETS
                                                           SECURITIES SUBACCOUNT
                                                       YEAR ENDED         YEAR ENDED
                                                    DECEMBER 31, 2009 DECEMBER 31, 2008
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................     $      1,354        $      1,026
  Net realized gain (loss) on investments .......              957              14,956
  Net change in unrealized appreciation or
     (depreciation) on investments ..............           18,407             (55,470)
                                                      ------------        ------------
     Net increase (decrease) in net
       assets from operations ...................           20,718             (39,488)
                                                      ------------        ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ........               --                  --
  Transfers between subaccounts (including
     fixed accounts), net .......................           (2,318)                (73)
  Payment for contract benefits and terminations            (1,650)             (3,050)
  Contract charges and fees .....................           (4,907)             (5,085)
                                                      ------------        ------------
     Net increase (decrease) in net assets
       from contract transactions ...............           (8,875)             (8,208)
                                                      ------------        ------------
  Total increase (decrease) in net assets .......           11,843             (47,696)
NET ASSETS:
  Beginning of period ...............................       32,361              80,057
                                                      ------------        ------------
  End of period ..................................... $     44,204        $     32,361
                                                      ============        ============

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

    The CUNA Mutual Variable Life Insurance Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940, as amended, with the Securities Exchange Commission (SEC). The Account was established as a separate account of CUNA Mutual Insurance Society (CMIS or the Company), a mutual life insurance company, to receive and invest net premiums paid by policyholders to CMIS under flexible premium variable life insurance policies issued by CMIS (Contracts).

    Although the assets of the Account are the property of the Company, the assets in the Account are attributable to the policies and are segregated and may not be used to satisfy other liabilities arising out of any other business which the Company may conduct. The net assets of the Account are available to cover the general liabilities arising under the Contracts. The Company has the right to transfer to the general account any of the assets of the Account which are in excess of reserves and other Contract liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

    The net assets maintained in the Account are the basis for the periodic determination of the increased or decreased benefits under the policies. When the benefit is equal to a specified amount, in addition to the account value, the Company will hold additional assets in the general account to cover any additional benefits that are greater than the amount required under state insurance laws.

    The Account currently has two variable products: MEMBERS(R) Variable Universal Life and UltraVERS ALL (Type 1) and MEMBERS(R) Variable Universal Life II (Type 2).

    The accompanying financial statements include only the policyholder deposits applicable to the variable portions of the policies and exclude deposits for fixed dollar benefits, which are included in the general account of the Company.

    The Account is divided into a number of subaccounts from which the policyholder makes elections as to which subaccounts to participate in. The Account may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying open-end management investment company or unit investment trust. The net investment income, and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

    The Account invests in shares of certain funds within the Ultra Series Fund,
    T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, and Franklin Templeton Variable Insurance Products Trust. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

    There are subaccounts of the Account that correspond to twelve series of the Ultra Series Fund and one series each of the MFS(R) Variable Insurance Trust(SM), T. Rowe Price International Series, Inc., Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust. However, not all subaccounts are currently available as allocation options in every policy. T. Rowe Price International Series, Inc., Ultra Series Fund, MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust also have other series in which the Account does not invest. These fund companies may, in the future, create additional series in which the Account may or may not invest.

    Madison Asset Management, LLC, with which the Company has an alliance, serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. The Company receives a percentage of the advisory fees

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    charged by the alliance. Prior to June 30, 2009, MEMBERS Capital Advisors, Inc., a wholly-owned subsidiary of the Company, served as the Ultra Series Fund's investment adviser.

    T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Series, Inc.

    Massachusetts Financial Services Company (MFS) serves as the investment adviser to the MFS Strategic Income Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance Trust(SM).

    Oppenheimer Funds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds.

    Templeton Asset Management Ltd. serves as the investment adviser to the Franklin Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions in accordance with general policies and guidelines established by the board of trustees of the Franklin Templeton Variable Insurance Products Trust.

(2) SIGNIFICANT ACCOUNTING POLICIES

    Investment Valuation

    Investments in shares of the funds are stated at fair value, which is based on the net asset value per share as determined by the funds. Transactions are recorded on the trade date. Realized gains and losses from security transactions are determined using cost calculated on an average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund.

    Federal Income Taxes

    The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under current provisions of the IRC the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent these earnings are credited to the contracts. Accordingly, no charge for income tax is currently recorded. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

    In September 2008, the Company determined that the assets of the Ultra Series Money Market Fund (the Fund) failed the diversification test set forth in Section 817(h) of the IRC. The Company undertook corrective actions to adequately diversify the Fund's assets and satisfy the IRC 817(h) requirements effective September 30, 2008. The Company intends to file a closing agreement with the Internal Revenue Service in accordance with published procedures which will serve to resolve the issue for all Federal income tax purposes for the Company and its affected policyholders. It is expected that a payment will be made by the Company to the IRS along with the closing agreement. The cost of this payment will be borne by the Company.

    Use of Estimates

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) FEES AND CHARGES

    Policy Charges

    In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by the Company by redeeming an appropriate number of units for each policy.

    ADMINISTRATIVE FEE: The Company has primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, the Company may assess each policy a monthly administrative fee. This fee on an annual basis is $0.45 per $1,000 of a specified amount for the first 10 policy years. This fee is not assessed after ten policy years. These charges are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

    DEFERRED CONTINGENT SALES AND ADMINISTRATIVE CHARGES: For the Type 1 product, the sales and administrative expenses incurred when a policy is issued are deferred (Deferred Charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during the first ten years. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the policy. The Deferred Charges are normally established in the general account of the Company in twelve equal monthly increments during the first policy year. Beginning on the second policy anniversary, incremental amounts are released by transfer allocations back to the subaccounts on each anniversary until the tenth policy anniversary when all remaining Deferred Charges are released. All amounts in the Deferred Charges Account are held and interest credited to the policy at a minimum rate of 4 percent with the Company crediting additional amounts at its discretion.

    For Type 2 product, a surrender charge is levied to reimburse the Company for its sales expenses and policy issue expenses, including but not limited to sales representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses. The surrender charges are deducted from the payout in the event of a complete surrender of the policy during the first nine policy years; there is no surrender charge after nine policy years. Should there be a change of a specified amount surrender charges are deducted from the payout for the first nine years following the change. There are no surrender charges after nine years following the change to a specified amount. These charges are included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets.

    POLICY FEE: The Company incurs first-year expenses upon issue of a policy, and assessed each policy a monthly policy fee in the amount of $6 per month ($3 per month for issue ages 0-19 for the Type I product only) to recover these expenses. These charges are included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets.

    COST OF INSURANCE AND ADDITIONAL BENEFITS PROVIDED: The Company is responsible for providing the insurance benefits provided in the policy. The cost of insurance is determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables such as the death benefit option, the specified amount, and the cash value, as described in the Account's prospectus. Several riders are available on the contracts that provide additional benefits, including Children's Insurance, Guaranteed Insurability, Accidental Death Benefit, Other Insured term rider, and Disability Waiver of Deductions or Premium. These charges are levied each month and can vary based on the

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    amount of additional benefit selected, age of the insured (or other insured) and amount of other policy deductions in the case of the Waiver benefit. These charges are included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets.

    Account Charges

    MORTALITY AND EXPENSE CHARGE: The Company levies a daily mortality and expense risk charge to the Account at an annual rate of 0.90% of the average daily net asset value of the Account. These charges are levied by the Company in return for its assumption of risks associated with mortality experience or excess administrative expenses in connection with policies issued. These charges are included in the Mortality and Expense Charges in the accompanying Statement of Operations.

(4) FAIR VALUE MEASUREMENT

    The Company follows the guidance of Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (FASB ASC 820). FASB ASC 820 defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and enhances disclosures about fair value measurements. FASB ASC 820 provides guidance on how to measure fair value when required under existing accounting standards.

    The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. We have categorized our financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

    o Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date (for example, U.S. Government securities and active exchange-traded equity securities).

    o Level 2: Inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets,
        (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means, (for example, certain corporate and municipal bonds and certain preferred stocks).

    o Level 3: Inputs are unobservable inputs reflecting the Company's estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (for example, certain structured securities and privately held investments).

    The hierarchy requires the use of market observable information when available for assessing fair value. The following table summarizes the Account's assets that are measured at fair value on a recurring basis as of December 31, 2009. All of the Account's assets consist of mutual funds that have daily quoted net asset values at which the Account could transact.

--------------------------------------------------------------------------------
ASSETS, AT FAIR VALUE                                LEVEL 2         TOTAL
--------------------------------------------------------------------------------
Investments in funds .......................      $199,003,533    $199,003,533
                                                  ------------    ------------
Total assets ...............................      $199,003,533    $199,003,533
                                                  ============    ============

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(5) PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2009, were as follows:

-------------------------------------------------------------------------------------------
                                                                     PURCHASES      SALES
-------------------------------------------------------------------------------------------
Conservative Allocation Fund ..............................         $    56,313   $ 192,909
Moderate Allocation Fund ..................................             358,052      98,097
Aggressive Allocation Fund ................................             124,687      49,778
Money Market Fund .........................................           1,503,400   3,514,741
Bond Fund .................................................             920,397   1,837,804
Strategic Income Series ...................................              57,236      39,006
High Income Fund ..........................................             195,565     235,085
Oppenhiemer High Income Fund ..............................                  --      11,794
Diversified Income Fund ...................................           2,862,666   6,991,354
Large Cap Value Fund ......................................           2,588,164   6,790,318
Large Cap Growth Fund .....................................           1,164,879   4,052,881
Mid Cap Value Fund ........................................             300,535     541,987
Mid Cap Growth Fund .......................................             499,479   1,340,740
Small Cap Value Fund ......................................              27,587       9,583
Small Cap Growth Fund .....................................               9,227      62,309
Global Securities Fund ....................................             117,862     146,992
International Stock Fund ..................................             243,213     340,487
T. Rowe Price International Stock Portfolio ...............             382,294     993,827
Templeton Developing Markets Securities Fund ..............               1,851       9,201

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(6) CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding for the years ended December 31, 2009 and 2008 were as follows:

---------------------------------------------------------------------------------------------------------------------------------
                                                  CONSERVATIVE           MODERATE            AGGRESSIVE             MONEY
                                                   ALLOCATION           ALLOCATION           ALLOCATION             MARKET
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                               ------------------   ------------------   ------------------   ------------------
                                               TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2     TYPE 1     TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 2007 ......    --       44,738      --      120,318      --       47,199     82,864   293,870
Units sold ..................................    --       43,702      --      103,970      --       38,025     49,061   345,416
Units repurchased ...........................    --      (43,901)     --      (24,917)     --      (15,497)   (45,597) (161,100)
                                               -------   -------    -------   -------    -------   -------    -------  --------
Units outstanding at December 31, 2008 ......    --       44,539      --      199,371      --       69,727     86,328   478,186
Units sold ..................................    --        7,574      --       61,719      --       31,833     56,338    47,223
Units repurchased ...........................    --      (24,201)     --      (31,671)     --      (19,482)   (67,761) (187,798)
                                               -------   -------    -------   -------    -------   -------    -------  --------
Units outstanding at December 31, 2009 ......    --       27,912      --      229,419      --       82,078     74,905   337,611
                                               =======   =======    =======   =======    =======   =======    =======  ========

---------------------------------------------------------------------------------------------------------------------------------
                                                          BOND         STRATEGIC INCOME       HIGH INCOME      OPPENHEIMER HIGH
                                                       SUBACCOUNT         SUBACCOUNT           SUBACCOUNT      INCOME SUBACCOUNT
                                                   -----------------   -----------------   -----------------   ------------------
                                                   TYPE 1     TYPE 2   TYPE 1   TYPE 2     TYPE 1*    TYPE 2   TYPE 1*    TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 2007 ......      164,227   370,607    33,750     484       --     128,652      --      34,908
Units sold ..................................       21,472   212,778         6      --       --      91,387      --          --
Units repurchased ...........................      (34,867) (224,270)   (1,892)   (114)      --    (106,408)     --      (5,920)
                                                   -------  --------    ------    ----     ------  --------    ------    ------
Units outstanding at December 31, 2008 ......      150,832   359,115    31,864     370       --     113,631      --      28,988
Units sold ..................................       16,152   151,568       253      --       --      70,200      --          --
Units repurchased ...........................      (23,559) (217,500)   (2,014)    (35)      --     (80,961)     --      (3,669)
                                                   -------  --------    ------    ----     ------  --------    ------    ------
Units outstanding at December 31, 2009 ......      143,425   293,183    30,103     335       --     102,870      --      25,319
                                                   =======  ========    ======    ====     ======  ========    ======    ======

---------------------------------------------------------------------------------------------------------------------------------
                                                   DIVERSIFIED INCOME    LARGE CAP VALUE      LARGE CAP GROWTH    MID CAP VALUE
                                                       SUBACCOUNT           SUBACCOUNT            SUBACCOUNT       SUBACCOUNT
                                                   -----------------   -------------------   ------------------  ---------------
                                                   TYPE 1    TYPE 2     TYPE 1     TYPE 2      TYPE 1    TYPE 2  TYPE 1*  TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 2007 ......      982,470   850,657   866,425   1,315,202   1,068,291   973,379   --   407,938
Units sold ..................................       76,312   240,378    66,873     438,798     104,510   425,802   --   156,696
Units repurchased ...........................     (138,093) (346,175) (120,065)   (732,488)   (164,402) (476,120)  --  (249,687)
                                                  --------  --------  --------   ---------   ---------  --------  ---  --------
Units outstanding at December 31, 2008 ......      920,689   744,860   813,233   1,021,512   1,008,399   923,061   --   314,947
Units sold ..................................       79,441   189,681    88,796     475,132     112,604   387,145   --   162,116
Units repurchased ...........................     (176,108) (266,386) (159,584)   (547,509)   (202,980) (470,365)  --  (179,770)
                                                  --------  --------  --------   ---------   ---------  --------  ---  --------
Units outstanding at December 31, 2009 ......      824,022   668,155   742,445     949,135     918,023   839,841   --   297,293
                                                  ========  ========  ========   =========   =========  ========  ===  ========

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                   MID CAP GROWTH      SMALL CAP VALUE      SMALL CAP GROWTH   GLOBAL SECURITIES
                                                     SUBACCOUNT           SUBACCOUNT           SUBACCOUNT         SUBACCOUNT
                                                --------------------  ------------------    -----------------  -----------------
                                                  TYPE 1     TYPE 2   TYPE 1*    TYPE 2     TYPE 1*   TYPE 2   TYPE 1*   TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 2007 .....     599,588    319,002     --        2,279       --       1,369     --      48,551
Units sold .................................      67,019    172,072     --       12,618       --      17,400     --      60,520
Units repurchased ..........................    (117,958)  (185,278)    --       (7,574)      --      (5,724)    --     (59,288)
                                                --------   --------   ------    -------     ------   -------   ------   -------
Units outstanding at December 31, 2008 .....     548,649    305,796     --        7,323       --      13,045     --      49,783
Units sold .................................      80,928    193,382     --       16,756       --       9,044     --      63,016
Units repurchased ..........................    (117,053)  (220,159)    --      (13,935)      --     (17,396)    --     (64,333)
                                                --------   --------   ------    -------     ------   -------   ------   -------
Units outstanding at December 31, 2009 .....     512,524    279,019     --       10,144       --       4,693     --      48,466
                                                ========   ========   ======    =======     ======   =======   ======   =======

---------------------------------------------------------------------------------------------------------------------------------
                                                                         T. ROWE PRICE      TEMPLETON DEVELOPING
                                                INTERNATIONAL STOCK   INTERNATIONAL STOCK    MARKETS SECURITIES
                                                     SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                                --------------------  -------------------   --------------------
                                                  TYPE 1*    TYPE 2    TYPE 1    TYPE 2     TYPE 1*      TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 2007 .....        --      196,381   510,915    48,051       --          3,263
Units sold .................................        --       86,267    59,369        --       --             --
Units repurchased ..........................        --     (161,377)  (69,660)   (6,404)      --           (448)
                                                 -------   --------  --------   -------     ------        -----
Units outstanding at December 31, 2008 .....        --      121,271   500,624    41,647       --          2,815
Units sold .................................        --       96,548    56,838       116       --             --
Units repurchased ..........................        --     (103,425) (105,394)  (10,089)      --           (567)
                                                 -------   --------  --------   -------     ------        -----
Units outstanding at December 31, 2009 .....        --      114,394   452,068    31,674       --          2,248
                                                 =======   ========  ========   =======     ======        =====

--------------
* This subaccount not available in this product type

(7) FINANCIAL HIGHLIGHTS

    There are two variable products as listed in Note 1.

    The following table displays the financial information for the product types in each subaccount.

---------------------------------------------------------------------------------------------------------------------------------
                                                                CONSERVATIVE ALLOCATION SUBACCOUNT
                                                         2009               2008                     2007
                                                --------------------  -------------------   --------------------
                                                  TYPE 1*    TYPE 2    TYPE 1*   TYPE 2     TYPE 1*   TYPE 2***
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period .....................        --        $8.16      --      $10.03       --       $10.00
   End of period ...........................        --        $9.44      --       $8.16       --       $10.03
Net assets at end of period (000's) ........        --         $264      --        $363       --         $449
Units outstanding at end of period (000's) .        --           28      --          45       --           45
Total return (1) ...........................        --       15.69%      --     (18.64%)      --        0.30%**
Investment income ratio (2) ................        --        3.00%      --       2.40%       --        3.98%
Expense ratio (3) ..........................        --        0.90%      --       0.90%       --        0.90%

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                  MODERATE ALLOCATION SUBACCOUNT
                                                         2009               2008                     2007
                                                --------------------  -------------------   --------------------
                                                  TYPE 1*    TYPE 2    TYPE 1*   TYPE 2     TYPE 1*   TYPE 2***
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period .....................        --        $6.94      --      $10.04       --      $10.00
   End of period ...........................        --        $8.30      --       $6.94       --      $10.04
Net assets at end of period (000's) ........        --       $1,904      --      $1,384       --      $1,208
Units outstanding at end of period (000's) .        --          229      --         199       --         120
Total return (1) ...........................        --       19.60%      --     (30.88%)      --       0.40%**
Investment income ratio (2) ................        --        2.42%      --       2.04%       --       2.67%
Expense ratio (3) ..........................        --        0.90%      --       0.90%       --       0.90%

---------------------------------------------------------------------------------------------------------------------------------
                                                                 AGGRESSIVE ALLOCATION SUBACCOUNT
                                                         2009               2008                     2007
                                                --------------------  -------------------   --------------------
                                                  TYPE 1*    TYPE 2    TYPE 1*   TYPE 2     TYPE 1*   TYPE 2***
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period .....................        --        $5.80      --       $9.93       --      $10.00
   End of period ...........................        --        $7.35      --       $5.80       --       $9.93
Net assets at end of period (000's) ........        --         $603      --        $404       --        $244
Units outstanding at end of period (000's) .        --           82      --          70       --          47
Total return (1) ...........................        --       26.72%      --     (41.59%)      --      (0.70%)**
Investment income ratio (2) ................        --        1.53%      --       0.80%       --       2.22%
Expense ratio (3) ..........................        --        0.90%      --       0.90%       --       0.90%

---------------------------------------------------------------------------------------------------------------------------------
                                                                               MONEY MARKET SUBACCOUNT
                                                      2009             2008            2007            2006            2005
                                                ---------------   --------------  --------------  --------------  ---------------
                                                TYPE 1   TYPE 2   TYPE 1  TYPE 2  TYPE 1  TYPE 2  TYPE 1  TYPE 2  TYPE 1  TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period .....................    $23.96   $11.98   $23.76  $11.88  $22.89  $11.45  $22.10  $11.05  $21.69  $10.85
   End of period ...........................    $23.74   $11.88   $23.96  $11.98  $23.76  $11.88  $22.89  $11.45  $22.10  $11.05
Net assets at end of period (000's) ........    $1,777   $4,011   $2,068  $5,730  $1,969  $3,492  $1,800  $3,936  $3,218  $2,906
Units outstanding at end of period (000's) .        75      338       86     478      83     294      79     344     146     263
Total return (1) ...........................    (0.92%)  (0.83%)   0.84%   0.84%   3.80%   3.76%   3.57%   3.62%   1.89%   1.84%
Investment income ratio (2) ................     0.00%    0.00%    1.66%   1.66%   4.54%   4.54%   4.38%   4.38%   2.77%   2.77%
Expense ratio (3) ..........................     0.90%    0.90%    0.90%   0.90%   0.90%   0.90%   0.90%   0.90%   0.90%   0.90%

---------------------------------------------------------------------------------------------------------------------------------
                                                                              BOND SUBACCOUNT
                                                      2009             2008            2007            2006            2005
                                                ---------------   --------------  --------------  --------------  ---------------
                                                TYPE 1   TYPE 2   TYPE 1  TYPE 2  TYPE 1  TYPE 2  TYPE 1  TYPE 2  TYPE 1  TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period .....................    $39.96   $14.39   $39.20  $14.12  $37.65  $13.56  $36.53  $13.15  $35.95  $12.95
   End of period ...........................    $42.18   $15.19   $39.96  $14.39  $39.20  $14.12  $37.65  $13.56  $36.53  $13.15
Net assets at end of period (000's) ........    $6,049   $4,453   $6,027  $5,168  $6,436  $5,233  $6,146  $5,115  $6,398  $4,686
Units outstanding at end of period (000's) .       143      293      151     359     164     371     163     377     175     356
Total return (1) ...........................     5.56%    5.56%    1.94%   1.91%   4.12%   4.13%   3.07%   3.12%   1.61%   1.54%
Investment income ratio (2) ................     4.24%    4.24%    5.02%   5.02%   4.04%   4.04%   4.49%   4.49%   3.87%   3.87%
Expense ratio (3) ..........................     0.90%    0.90%    0.90%   0.90%   0.90%   0.90%   0.90%   0.90%   0.90%   0.90%

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        STRATEGIC INCOME SUBACCOUNT
                                              2009               2008                 2007              2006              2005
                                        ---------------   -----------------     ---------------   ---------------   ---------------
                                        TYPE 1   TYPE 2   TYPE 1     TYPE 2     TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2
-----------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period ...............  $15.40   $12.95    $17.66     $14.86    $17.19   $14.46   $16.26   $13.68   $16.10   $13.54
   End of period .....................  $18.96   $15.95    $15.40     $12.95    $17.66   $14.86   $17.19   $14.46   $16.26   $13.68
Net assets at end of period (000's) ..    $571       $5      $491         $5      $596       $7     $608      $12     $608      $13
Units outstanding at
   end of period (000's) .............      30      0.5        32        0.5        34        1       35        1       37        1
Total return (1) .....................  23.12%   23.17%   (12.80%)   (12.85%)    2.73%    2.77%    5.72%    5.70%    0.99%    1.03%
Investment income ratio (2) ..........   9.94%    9.94%     6.27%      6.27%     4.79%    4.79%    5.24%    5.24%    6.81%    6.81%
Expense ratio (3) ....................   0.90%    0.90%     0.90%      0.90%     0.90%    0.90%    0.90%    0.90%    0.90%    0.90%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            HIGH INCOME SUBACCOUNT
                                              2009               2008                 2007              2006              2005
                                        ---------------   -----------------     ---------------   ---------------   ---------------
                                        TYPE 1*  TYPE 2   TYPE 1*    TYPE 2     TYPE 1*  TYPE 2   TYPE 1*  TYPE 2   TYPE 1*  TYPE 2
-----------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period ...............      --   $11.04       --      $13.07        --   $12.92       --   $11.93       --   $11.74
   End of period .....................      --   $14.70       --      $11.04        --   $13.07       --   $12.92       --   $11.93
Net assets at end of period (000's) ..      --   $1,512       --      $1,255        --   $1,681       --   $1,704       --   $1,238
Units outstanding at
   end of period (000's) .............      --      103       --         114        --      129       --      132       --      104
Total return (1) .....................      --   33.15%       --     (15.53%)       --    1.16%       --    8.30%       --    1.62%
Investment income ratio (2) ..........      --    7.92%       --       8.50%        --    7.85%       --    7.68%       --    6.75%
Expense ratio (3) ....................      --    0.90%       --       0.90%        --    0.90%       --    0.90%       --    0.90%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     OPPENHEIMER HIGH INCOME SUBACCOUNT
                                              2009               2008                 2007              2006              2005
                                        ---------------   -----------------     ---------------   ---------------   ---------------
                                        TYPE 1*  TYPE 2   TYPE 1*    TYPE 2     TYPE 1*  TYPE 2   TYPE 1*  TYPE 2   TYPE 1*  TYPE 2
-----------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period ...............      --    $2.85       --      $13.50        --   $13.64       --   $12.58       --   $12.40
   End of period .....................      --    $3.54       --       $2.85        --   $13.50       --   $13.64       --   $12.58
Net assets at end of period (000's) ..      --      $90       --         $83        --     $471       --     $614       --     $631
Units outstanding at
   end of period (000's) .............      --       25       --          29        --       35       --       45       --       50
Total return (1) .....................      --   24.21%       --     (78.89%)       --   (1.03%)      --    8.43%       --    1.45%
Investment income ratio (2) ..........      --    0.00%       --       7.85%        --    7.44%       --    7.55%       --    6.50%
Expense ratio (3) ....................      --    0.90%       --       0.90%        --    0.90%       --    0.90%       --    0.90%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       DIVERSIFIED INCOME SUBACCOUNT
                                              2009               2008                2007              2006               2005
                                        ---------------   -----------------    ---------------   ---------------   ----------------
                                        TYPE 1   TYPE 2   TYPE 1     TYPE 2    TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1    TYPE 2
-----------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period ...............   $52.36  $10.71    $60.91     $12.46    $59.96   $12.27   $55.01   $11.25   $53.42   $10.93
   End of period .....................   $57.47  $11.76    $52.36     $10.71    $60.91   $12.46   $59.96   $12.27   $55.01   $11.25
Net assets at end of period (000's) ..  $47,354  $7,858   $48,213     $7,977   $59,839  $10,599  $63,829  $10,961  $65,428  $10,350
Units outstanding at
   end of period (000's) .............      824     668       921        745       982      851    1,065      893    1,189      920
Total return (1) .....................    9.76%   9.80%   (14.04%)   (14.04%)    1.58%    1.55%    9.00%    9.07%    2.98%    2.93%
Investment income ratio (2) ..........    4.10%   4.10%     4.69%      4.69%     4.08%    4.08%    2.58%    2.58%    2.26%    2.26%
Expense ratio (3) ....................    0.90%   0.90%     0.90%      0.90%     0.90%    0.90%    0.90%    0.90%    0.90%    0.90%

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        LARGE CAP VALUE SUBACCOUNT
                                                 2009              2008              2007              2006             2005
                                            --------------    ---------------   ---------------   ---------------   ---------------
                                            TYPE 1  TYPE 2    TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2
-----------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period ..................   $61.98   $7.62    $97.72   $12.01   $98.02   $12.05   $82.03   $10.08   $78.39    $9.64
   End of period ........................   $71.74   $8.82    $61.98    $7.62   $97.72   $12.01   $98.02   $12.05   $82.03   $10.08
Net assets at end of period (000's) .....  $53,264  $8,371   $50,406   $7,784  $84,666  $15,796  $93,469  $14,908  $83,810  $13,787
Units outstanding at
   end of period (000's) ................      742     949       813    1,022      866    1,315      954    1,237    1,022    1,368
Total return (1) ........................   15.75%  15.75%   (36.57%) (36.55%)  (0.31%)  (0.33%)  19.49%   19.54%    4.64%    4.56%
Investment income ratio (2) .............    2.27%   2.27%     2.56%    2.56%    1.91%    1.91%    1.87%    1.87%    1.74%    1.74%
Expense ratio (3) .......................    0.90%   0.90%     0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          LARGE CAP GROWTH SUBACCOUNT
                                                 2009              2008              2007              2006             2005
                                            --------------    ---------------   ---------------   ---------------   ---------------
                                            TYPE 1  TYPE 2    TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2
-----------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period ..................   $20.80   $6.82    $33.43   $10.96   $30.02    $9.85   $28.07    $9.21   $27.66    $9.07
   End of period ........................   $28.44   $9.33    $20.80    $6.82   $33.43   $10.96   $30.02    $9.85   $28.07    $9.21
Net assets at end of period (000's) .....  $26,112  $7,836   $20,977   $6,295  $35,712  $10,668  $34,069   $9,925  $35,308   $9,069
Units outstanding at end of
   period (000's) .......................      918     840     1,008      923    1,068      973    1,135    1,008    1,258      985
Total return (1) ........................   36.73%  36.80%   (37.78%) (37.77%)  11.36%   11.27%    6.95%    6.95%    1.48%    1.54%
Investment income ratio (2) .............    0.72%   0.72%     0.68%    0.68%    0.35%    0.35%    0.37%    0.37%    0.92%    0.92%
Expense ratio (3) .......................    0.90%   0.90%     0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            MID CAP VALUE SUBACCOUNT
                                                 2009              2008              2007              2006             2005
                                            --------------    ---------------   ---------------   ---------------   ---------------
                                        TYPE 1*  TYPE 2   TYPE 1*    TYPE 2     TYPE 1*  TYPE 2   TYPE 1*  TYPE 2   TYPE 1*  TYPE 2
-----------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period ..................  --    $13.62   --         $21.63     --       $21.77   --       $18.78   --       $17.18
   End of period ........................  --    $16.97   --         $13.62     --       $21.63   --       $21.77   --       $18.78
Net assets at end of period (000's) .....  --    $5,044   --         $4,291     --       $8,824   --       $7,680   --       $7,621
Units outstanding at end of
   period (000's) .......................  --       297   --            315     --          408   --          353   --          406
Total return (1) ........................  --    24.60%   --        (37.03%)    --       (0.64%)  --       15.92%   --        9.31%
Investment income ratio (2) .............  --     1.12%   --          1.38%     --        1.11%   --        0.89%   --        0.63%
Expense ratio (3) .......................  --     0.90%   --          0.90%     --        0.90%   --        0.90%   --        0.90%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              MID CAP GROWTH SUBACCOUNT
                                                 2009              2008              2007              2006             2005
                                            --------------    ---------------   ---------------   ---------------   ---------------
                                            TYPE 1  TYPE 2    TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2
-----------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period ..................    $9.52   $9.52    $18.10   $18.09   $16.84   $16.84   $15.25   $15.25   $14.15   $14.15
   End of period ........................   $13.90  $13.90     $9.52    $9.52   $18.10   $18.09   $16.84   $16.84   $15.25   $15.25
Net assets at end of period (000's) .....   $7,124  $3,878    $5,225   $2,911  $10,852   $5,771  $10,761   $5,615  $10,920   $4,845
Units outstanding at end of
   period (000's) .......................      513     279       549      306      600      319      639      333      716      318
Total return (1) ........................   46.01%  46.01%   (47.40%) (47.37%)   7.48%    7.42%   10.43%   10.43%    7.77%    7.77%
Investment income ratio (2) .............    0.00%   0.00%     0.09%    0.09%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
Expense ratio (3) .......................    0.90%   0.90%     0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                   SMALL CAP VALUE SUBACCOUNT
                                                         2009               2008                     2007
                                                --------------------  -------------------   --------------------
                                                  TYPE 1*    TYPE 2    TYPE 1*   TYPE 2     TYPE 1*   TYPE 2***
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period ..................           --        $6.51      --       $8.83       --      $10.00
   End of period ........................           --        $8.49      --       $6.51       --       $8.83
Net assets at end of period (000's) .....           --          $86      --         $48       --         $20
Units outstanding at end of
   period (000's) .......................           --           10      --           7       --           2
Total return (1) ........................           --       30.41%      --     (26.27%)      --     (11.70%)**
Investment income ratio (2) .............           --        0.65%      --       0.85%       --       1.38%
Expense ratio (3) .......................           --        0.90%      --       0.90%       --       0.90%

---------------------------------------------------------------------------------------------------------------------------------
                                                                  SMALL CAP GROWTH SUBACCOUNT
                                                         2009               2008                     2007
                                                --------------------  -------------------   --------------------
                                                  TYPE 1*    TYPE 2    TYPE 1*   TYPE 2     TYPE 1*   TYPE 2***
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period ..................           --        $5.30      --       $9.45       --     $10.00
   End of period ........................           --        $6.14      --       $5.30       --      $9.45
Net assets at end of period (000's) .....           --          $29      --         $69       --        $13
Units outstanding at end of
   period (000's) .......................           --            5      --          13       --          1
Total return (1) ........................           --       15.85%      --     (43.92%)      --     (5.50%)**
Investment income ratio (2) .............           --        0.00%      --       0.02%       --      0.18%
Expense ratio (3) .......................           --        0.90%      --       0.90%       --      0.90%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            GLOBAL SECURITIES SUBACCOUNT
                                                 2009              2008              2007              2006             2005
                                            ---------------   ---------------   ---------------   ---------------   ---------------
                                            TYPE 1*  TYPE 2   TYPE 1*  TYPE 2   TYPE 1*  TYPE 2   TYPE 1*  TYPE 2   TYPE 1*  TYPE 2
-----------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period ..................     --     $13.91     --     $22.69     --     $21.64     --     $18.60     --     $16.47
   End of period ........................     --     $16.90     --     $13.91     --     $22.69     --     $21.64     --     $18.60
Net assets at end of period (000's) .....     --       $819     --       $692     --     $1,102     --       $979     --       $590
Units outstanding at end of
   period (000's) .......................     --         48     --         50     --         49     --         45     --         32
Total return (1) ........................     --     21.50%     --    (38.70%)    --      4.85%     --     16.34%     --     12.93%
Investment income ratio (2) .............     --      1.37%     --      5.72%     --      2.07%     --      3.84%     --      0.82%
Expense ratio (3) .......................     --      0.90%     --      0.90%     --      0.90%     --      0.90%     --      0.90%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         INTERNATIONAL STOCK SUBACCOUNT
                                                 2009              2008              2007              2006             2005
                                            ---------------   ---------------   ---------------   ---------------   ---------------
                                            TYPE 1*  TYPE 2   TYPE 1*  TYPE 2   TYPE 1*  TYPE 2   TYPE 1*  TYPE 2   TYPE 1*  TYPE 2
-----------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period ..................     --     $14.90     --     $24.49     --     $22.18     --     $18.02     --     $15.60
   End of period ........................     --     $18.88     --     $14.90     --     $24.49     --     $22.18     --     $18.02
Net assets at end of period (000's) .....     --     $2,160     --     $1,806     --     $4,809     --     $2,687     --     $1,751
Units outstanding at end of
   period (000's) .......................     --        114     --        121     --        196     --        121     --         97
Total return (1) ........................     --     26.71%     --    (39.16%)    --     10.41%     --     23.09%     --     15.51%
Investment income ratio (2) .............     --      2.12%     --      1.59%     --      3.03%     --      1.56%     --      1.41%
Expense ratio (3) .......................     --      0.90%     --      0.90%     --      0.90%     --      0.90%     --      0.90%

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   T. ROWE PRICE INTERNATIONAL STOCK SUBACCOUNT
                                                 2009              2008              2007              2006             2005
                                            --------------    ---------------   ---------------   ---------------   ---------------
                                            TYPE 1  TYPE 2    TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2
-----------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period ..................   $10.72   $6.49    $21.10   $12.77   $18.83   $11.40   $15.95    $9.66   $13.87    $8.40
   End of period ........................   $16.20   $9.80    $10.72    $6.49   $21.10   $12.77   $18.83   $11.40   $15.95    $9.66
Net assets at end of period (000's) .....   $7,323    $310    $5,369     $270  $10,779     $614  $10,117     $688   $8,626     $679
Units outstanding at end of
   period (000's) .......................      452      32       501       42      511       48      537       60      541       70
Total return (1) ........................   51.12%  51.00%   (49.19%) (49.18%)  12.06%   12.02%   18.06%   18.01%   15.00%   15.00%
Investment income ratio (2) .............    2.62%   2.62%     1.81%    1.81%    1.40%    1.40%    1.20%    1.20%    1.63%    1.63%
Expense ratio (3) .......................    0.90%   0.90%     0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%

-----------------------------------------------------------------------------------------------------------------------------------
                                                               TEMPLETON DEVELOPING MARKETS SECURITIES SUBACCOUNT
                                                 2009              2008              2007              2006             2005
                                            --------------    ---------------   ---------------   ---------------   ---------------
                                            TYPE 1* TYPE 2    TYPE 1*  TYPE 2   TYPE 1*  TYPE 2   TYPE 1*  TYPE 2   TYPE 1*  TYPE 2
-----------------------------------------------------------------------------------------------------------------------------------
Unit Value:
   Beginning of period ..................     --    $11.50      --     $24.53     --     $19.22     --     $15.14     --     $11.98
   End of period ........................     --    $19.67      --     $11.50     --     $24.53     --     $19.22     --     $15.14
Net assets at end of period (000's) .....     --       $44      --        $32     --        $80     --        $90     --       $100
Units outstanding at end of
   period (000's) .......................     --         2      --          3     --          3     --          5     --          7
Total return (1) ........................     --    71.04%      --    (53.12%)    --     27.63%     --     26.95%     --     26.38%
Investment income ratio (2) .............     --     4.44%      --      2.48%     --      2.17%     --      1.18%     --      1.31%
Expense ratio (3) .......................     --     0.90%      --      0.90%     --      0.90%     --      0.90%     --      0.90%

(1) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation, if any, indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(3) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

*    This is not available in this subaccount.

**   Not annualized.

*** The VUL products added this investment option on May 1, 2007, with all subaccounts starting with a $10.00 unit price.

(8)  SUBSEQUENT EVENTS

     The Company evaluated subsequent events through February 15, 2010, the issuance date of these financial statements. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

[LOGO OF Deloitte]                                       DELOITTE & TOUCHE LLP
     DELOITTE                                            111 S.Wacker Drive
                                                         Chicago, IL 60606-4301
                                                         USA

                                                         Tel: +1 312 486 1000
                                                         Fax: +1 312 486 1486
                                                         www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of CUNA Mutual Insurance Society and Contract Owners of CUNA Mutual Variable Life Insurance Account:

We have audited the accompanying statement of assets and liabilities of the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Money Market, Bond, Strategic Income, High Income, Oppenheimer High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap Growth, Global Securities, International Stock, T. Rowe Price International Stock, and Templeton Developing Markets Securities Subaccount (the "Subaccount") comprising CUNA Mutual Variable Life Insurance Account (the "Account") of CUNA Mutual Insurance Society as of December 31, 2009, and the related statement of operations for the year then ended, and the statement of changes in net assets for the each of the two years in the period ended December 31, 2009, and the financial highlights for each of the periods presented in the period ended December 31, 2009. These financial statements and the financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Subaccounts comprising CUNA Mutual Variable Life Insurance Account of the CUNA Mutual Insurance Society as of December 31, 2009, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period ended December 31, 2009, and the financial highlights for each of the periods presented in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 15, 2010
                                                       Member of
                                                       Deloitte Touche Tohmatsu

     CUNA MUTUAL INSURANCE
     SOCIETY AND SUBSIDIARIES
     CONSOLIDATED FINANCIAL STATEMENTS
     AS OF DECEMBER 31, 2009 AND 2008 AND FOR THE
     THREE YEARS ENDED DECEMBER 31, 2009
     AND INDEPENDENT AUDITORS' REPORT

                                    INDEX TO
                      CONSOLIDATED FINANCIAL STATEMENTS OF
                 CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
--------------------------------------------------------------------------------

Independent Auditors' Report ................................................  1

Consolidated Balance Sheets at December 31, 2009 and 2008 ...................  2

Consolidated Statements of Operations for the Years Ended
  December 31, 2009, 2008 and 2007 ..........................................  4

Consolidated Statements of Policyholders' Surplus and Comprehensive
  Income (Loss) for the Years Ended December 31, 2009, 2008 and 2007 ........  5

Consolidated Statements of Cash Flows for the Years Ended
  December 31, 2009, 2008 and 2007 ..........................................  6

Notes to the Consolidated Financial Statements

    Note 1--Nature of Business ..............................................  8

    Note 2--Summary of Significant Accounting Policies ......................  8

    Note 3--Investments, Debt Securities .................................... 21

    Note 3--Investments, Equity Securities .................................. 22

    Note 3--Investments, Equity in Unconsolidated Affiliates ................ 23

    Note 3--Investments, Mortgage Loans...................................... 23

    Note 3--Investments, Real Estate ........................................ 25

    Note 3--Investments, Short-Term Investments.............................. 26

    Note 3--Investments, Limited Partnerships ............................... 26

    Note 3--Investments, Net Investment Income .............................. 27

    Note 3--Investments, Net Realized Investment Losses ..................... 28

    Note 3--Investments, Other-Than-Temporary Investment Impairments ........ 28

    Note 3--Investments, Net unrealized Investment Gains (Losses) ........... 32

    Note 3--Investments, Investment Credit Risk ............................. 39

    Note 3--Investments, Derivative Financial Instruments ................... 40

    Note 3--Investments, Embedded Derivatives ............................... 46

    Note 3--Investments, Fair Value Measurement ............................. 46

    Note 3--Investments, Fair Value Option and Student Loans ................ 54

    Note 3--Investments, Securities on Deposit/Assets Designated ............ 54

    Note 3--Investments, Asset Restrictions ................................. 55

    Note 4--Income Tax ...................................................... 55

    Note 5--Related Party Transactions ...................................... 59

    Note 6--Reinsurance ..................................................... 60

    Note 7--Deferred Policy Acquisition Costs ............................... 61

    Note 8--Liability for Claim Reserves .................................... 62

    Note 9--Benefit Plans ................................................... 63

    Note 10--Statutory Financial Data and Dividend Restrictions ............. 68

    Note 11--Commitments and Contingencies .................................. 69

    Note 12--Notes Payable .................................................. 71

    Note 13--Accumulated Other Comprehensive Income ......................... 72

    Note 14--Fair Value Measurement of Other Financial Instruments .......... 73

    Note 15--Discontinued Operations ........................................ 74

    Note 16--Acquisition of Controlling and Noncontrolling Interests ........ 77

    Note 17--Mutual Fund Alliance ........................................... 80

    Note 18--Subsequent Event ............................................... 80

 [LOGO OF DELOITTE]                                       DELOITTE & TOUCHE LLP
     DELOITTE o                                           111 S. Wacker Drive
                                                          Chicago, IL 60606-4301
                                                          USA

                                                          Tel: +1 312 486 1000
                                                          Fax: +1 312 486 1486
                                                          www.deloitte.com

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of CUNA Mutual Insurance Society and Subsidiaries:

We have audited the accompanying consolidated balance sheets of CUNA Mutual Insurance Society and its subsidiaries (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, policyholders' surplus and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the consolidated financial statements of The CUMIS Group Limited and subsidiaries ("CUMIS"), the Company's 87%-owned Canadian subsidiary, which was sold on December 31, 2009 and which has been accounted for as a discontinued operation in the accompanying consolidated financials statements as discussed in
Note 15. We also did not audit the financial statements of the Company's 50% equity investment in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company (collectively, "CMG"), which are accounted for under the equity method. The Company's equity investment in CMG's net assets was $121 million and $122 million at December 31, 2009 and 2008, respectively. The Company's equity in the net income (loss) of CMG was ($7) million, $4 million, and $15 million for the years ended December 31, 2009, 2008, and 2007, respectively. The financial statements of CUMIS and CMG were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included in the consolidated financial statements for CUMIS and CMG, is based solely on the reports of such other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based upon our audits and the reports of the other auditors, such financial statements present fairly, in all material respects, the consolidated financial position of CUNA Mutual Insurance Society and subsidiaries at December 31, 2009 and 2008, and the results of their operations and cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 of the consolidated financial statements, the Company changed its method of accounting and reporting for other-than-temporary impairments in 2009 and the fair value measurement of financial instruments in 2008.

/s/ Deloitte & Touche LLP
March 26, 2010

                                                        MEMBER OF
                                                        DELOITTE TOUCHE TOHMATSU

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2009 and 2008
(000s omitted)

================================================================================

                                  ASSETS                                  2009             2008
----------------------------------------------------------------------------------------------------
CASH AND INVESTMENTS
   Debt securities, available for sale, at fair value
     (amortized cost 2009 - $6,390,278; 2008 - $5,697,669)             $ 6,109,533      $ 4,918,570
   Equity securities, available for sale, at fair value
     (amortized cost 2009 - $181,759; 2008 - $254,023)                     180,366          196,615
   Mortgage loans                                                          755,044          744,805
   Real estate, at cost less accumulated depreciation
     (2009 - $6,445; 2008 - $6,145)                                         15,928            9,190
   Real estate held-for-sale, at cost less accumulated depreciation
     (2009 - $26,074; 2008 - $27,917)                                       21,189           21,221
   Policy loans                                                            104,495          104,339
   Short-term investments                                                    8,066          221,312
   Equity in unconsolidated affiliates                                     125,829          142,582
   Limited partnerships                                                    353,028          329,684
   Other invested assets                                                    87,731           61,345
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                        7,761,209        6,749,663

   Cash and cash equivalents                                               376,281          251,271
----------------------------------------------------------------------------------------------------

TOTAL CASH AND INVESTMENTS                                               8,137,490        7,000,934

   Accrued investment income                                                81,488           70,213
   Premiums receivable, net                                                160,599          275,279
   Reinsurance recoverables                                                273,573          119,477
   Federal income taxes recoverable                                         10,990              773
   Deferred policy acquisition costs                                       596,003          659,366
   Office properties, equipment and computer software at cost less
     accumulated depreciation (2009 - $322,897; 2008 - $306,810)           169,860          179,085
   Deferred tax asset, net                                                 322,431          510,407
   Goodwill and other intangibles, net                                      90,648           19,521
   Other assets and receivables                                            295,691          230,597
   Receivable from the FCIC                                                257,234                -
   Separate account assets                                               4,049,659        3,284,611
   Assets of discontinued operations                                             -          870,411
----------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                           $14,445,666      $13,220,674
====================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   2

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Balance Sheets, continued
December 31, 2009 and 2008
(000s omitted)

================================================================================

                  LIABILITIES AND POLICYHOLDERS' SURPLUS                  2009             2008
----------------------------------------------------------------------------------------------------
LIABILITIES
   Claim and policy benefit reserves - life and health                 $ 2,305,830      $ 2,185,357
   Loss and loss adjustment expense reserves - property and casualty       453,707          432,945
   Policyholder account balances                                         4,484,635        3,979,256
   Unearned premiums                                                       510,235          523,524
   Notes payable                                                           113,852          100,000
   Dividends payable to policyholders                                       16,659           16,012
   Reinsurance payable                                                     271,467           68,275
   Accrued postretirement benefit liability                                 34,956           30,488
   Accrued pension liability                                               145,285          199,489
   Accounts payable and other liabilities                                  449,946          369,746
   Separate account liabilities                                          4,049,659        3,284,611
   Liabilities of discontinued operations                                        -          801,972
----------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                                       12,836,231       11,991,675
----------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 11)

POLICYHOLDERS' SURPLUS
   Retained earnings                                                     1,903,352        1,804,996
   Accumulated other comprehensive loss, net
     of tax (2009 - ($133,115); 2008 - ($306,081))                        (304,261)        (600,643)
----------------------------------------------------------------------------------------------------

TOTAL CUNA MUTUAL POLICYHOLDERS' SURPLUS                                 1,599,091        1,204,353
   Noncontrolling interests                                                 10,344           24,646
----------------------------------------------------------------------------------------------------

TOTAL POLICYHOLDERS' SURPLUS                                             1,609,435        1,228,999

TOTAL LIABILITIES AND POLICYHOLDERS' SURPLUS                           $14,445,666      $13,220,674
====================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   3

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Operations
Years Ended December 31, 2009, 2008 and 2007
(000s omitted)

================================================================================

                                                                                         2008            2007
                                                                         2009         (Note 15)       (Note 15)
-----------------------------------------------------------------------------------------------------------------
REVENUES:
  Life and health premiums                                           $ 1,211,450     $ 1,188,588     $ 1,172,061
  Contract charges                                                        82,669          88,518          81,835
  Property and casualty premiums                                         852,639         866,625         695,535
  Net investment income                                                  404,864         357,919         440,091
  Net realized investment losses:
    Total other-than-temporary impairment losses                        (325,736)       (441,035)       (148,301)
    Portion of other-than-temporary impairment losses
       recognized in accumulated other comprehensive loss                 85,347               -               -
                                                                     --------------------------------------------
       Net other-than-temporary impairment losses
         recognized in operations                                       (240,389)       (441,035)       (148,301)
    Sales and other realized investment gains (losses)                    23,105         (20,122)         51,960
                                                                     --------------------------------------------
       Total net realized investment losses                             (217,284)       (461,157)        (96,341)

  Other income                                                           212,112         215,361         261,849
-----------------------------------------------------------------------------------------------------------------

TOTAL REVENUES                                                         2,546,450       2,255,854       2,555,030
-----------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
  Life and health insurance claims and benefits                          769,740         720,658         714,775
  Property and casualty insurance loss and loss adjustment
    expenses                                                             644,316         563,327         410,691
  Interest credited to policyholder account balances                     165,416         148,988         150,710
  Policyholder dividends                                                  30,638          30,385          30,173
  Operating and other expenses                                         1,048,231       1,036,827       1,092,185
-----------------------------------------------------------------------------------------------------------------

TOTAL BENEFITS AND EXPENSES                                            2,658,341       2,500,185       2,398,534
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
  AND EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES              (111,891)       (244,331)        156,496

  Income tax expense (benefit)                                           (39,987)        (89,356)         36,320
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
  EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES                   (71,904)       (154,975)        120,176

  Equity in income (loss) of unconsolidated affiliates, net of tax
    expense (benefit) (2009 - ($4,741); 2008 - $3,193; 2007 - $200)       (8,840)          5,930          14,984
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS                                 (80,744)       (149,045)        135,160

  Gain (loss) from discontinued operations, net of tax
    (2009 - $33,870; 2008 - $15,022; 2007 - $19,006) (Note 15)           135,477            (775)         48,467
-----------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS)                                                         54,733        (149,820)        183,627

  Less: net income (loss) attributable to noncontrolling interests         3,315            (909)              -
-----------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS) ATTRIBUTABLE TO CUNA MUTUAL                        $    51,418     $  (148,911)    $   183,627
=================================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   4

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Policyholders' Surplus and Comprehensive Income
(Loss)
Years Ended December 31, 2009, 2008 and 2007
(000s omitted)

================================================================================

                                                              CUNA Mutual Policyholders' Surplus
                                                           ---------------------------------------
                                                            Accumulated
                                                              other                                                      Total
                                           Comprehensive   comprehensive    Retained                Noncontrolling   policyholders'
                                           income (loss)   income (loss)    earnings       Total      interests         surplus
-----------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2006                                 $     114,055   $1,769,071   $1,883,126  $            -   $   1,883,126

Net income                                 $     183,627               -      183,627      183,627               -         183,627
Cumulative effect of change in
   accounting for income taxes                         -               -          400          400               -             400
Cumulative effect of change in accounting
   for pension obligations, net of
   tax - ($32,059)                                     -         (59,190)           -      (59,190)              -         (59,190)
Foreign currency translation adjustment,
   net of tax - ($1,601)                             159             159            -          159               -             159
Change in unrealized losses, net of
   tax - ($93,696)                              (169,612)       (169,612)           -     (169,612)              -        (169,612)
Reclassification adjustment for (gains)
   included in net income, net of
   tax - ($19,523)                               (37,841)        (37,841)           -      (37,841)              -         (37,841)
Change in pension liability, net of
   tax - $5,169                                    8,360           8,360            -        8,360               -           8,360
Change in discontinued operations                (12,780)        (12,780)           -      (12,780)              -         (12,780)
                                           --------------
Comprehensive loss attributable to
   CUNA Mutual                             $     (28,087)
                                           ==============
                                                           ------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2007                                      (156,849)   1,953,098    1,796,249               -       1,796,249

Net loss                                   $    (148,911)              -     (148,911)    (148,911)           (909)       (149,820)
Cumulative effect of change in accounting
   for fair value measurment, net of
   tax - $435                                          -               -          809          809               -             809
Foreign currency translation adjustment,
   net of tax - $3,239                             9,640           9,640            -        9,640               -           9,640
Change in unrealized losses, net of
   tax - ($181,109)                             (372,813)       (372,813)           -     (372,813)              -        (372,813)
Reclassification adjustment for losses
   included in net loss, net of
   tax - $7,665                                   14,236          14,236            -       14,236               -          14,236
Change in pension liability, net of
   tax - ($31,628)                               (58,739)        (58,739)           -      (58,739)              -         (58,739)
Change in discontinued operations                (36,118)        (36,118)           -      (36,118)              -         (36,118)
                                           --------------
Comprehensive loss attributable to
   CUNA Mutual                             $    (592,705)
                                           ==============
Noncontrolling interest attributable to
   acquisition of subsidiary                                           -            -            -          46,529          46,529
Acquisition of noncontrolling interests                                -            -            -         (20,974)        (20,974)
                                                           ------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2008                                      (600,643)   1,804,996    1,204,353          24,646       1,228,999

Net income                                 $      51,418               -       51,418       51,418           3,315          54,733
Cumulative effect of change in accounting
   for other-than-temporary-impairments,
   net of tax - ($17,197)                              -         (31,938)      46,938       15,000               -          15,000
Foreign currency translation adjustment,
   net of tax - ($7,102)                         (10,934)        (10,934)           -      (10,934)              -         (10,934)
Change in unrealized gains, net of
   tax - $77,252                                 170,701         170,701            -      170,701               -         170,701
Reclassification adjustment for losses
   included in net loss, net of
   tax - $88,085                                 163,587         163,587            -      163,587               -         163,587
Change in pension liability, net of
   tax - $7,565                                   14,050          14,050            -       14,050               -          14,050
Reclassification of accumulated other
   comprehensive income of discontinued
   operations at date of sale                     (9,084)         (9,084)           -       (9,084)              -          (9,084)
                                           --------------
 Comprehensive income attributable to
   CUNA Mutual                             $     379,738
                                           ==============
Acquisition of noncontrolling interests                                -            -            -         (17,617)        (17,617)
                                                           ------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2009                                 $    (304,261)  $1,903,352   $1,599,091  $       10,344   $   1,609,435
===================================================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   5

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years Ended December 31, 2009, 2008 and 2007
(000s omitted)

================================================================================

                                                                            2008           2007
                                                            2009         (Note 15)      (Note 15)
--------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Income (loss) from continuing operations              $  (80,744)    $  (149,045)   $   135,160
     Adjustments to reconcile net income (loss) to
       net cash provided by operating activities:
     Undistributed (earnings) losses of
        unconsolidated subsidiaries                          9,562            (319)        (8,304)
     Amortization of deferred policy acquisition
        costs                                              334,863         327,292        272,216
     Policy acquisition costs deferred                    (345,661)       (335,919)      (284,706)
     Depreciation of office properties, equipment,
        software and real estate                            37,354          42,880         41,652
     Amortization of bond premium and discount              11,493          42,154         (2,478)
     Net realized investment losses                        217,284         461,157         96,341
     Policyholder assessments on investment-
        type contracts                                     (24,500)        (26,580)       (27,954)
     Interest credited to policyholder account
        balances                                           165,416         148,988        162,143
     Gain on sale of operations                            (21,741)              -              -
     Impairment of computer software                        10,241          15,725              -
  Changes in other assets and liabilities:
     Accrued investment income                             (11,153)         (3,345)         3,639
     Reinsurance recoverables                               72,251          15,866        (82,828)
     Premiums receivable                                    75,463         (65,877)       (91,876)
     Other assets and receivables                         (279,647)        (33,737)        70,574
     Deferred tax asset, net                                37,689         (93,638)         1,943
     Insurance reserves                                    177,556         144,681        206,391
     Unearned premiums                                      41,265          17,475        (12,525)
     Accrued income taxes                                     (440)         (6,159)        13,450
     Accounts payable and other liabilities                (91,541)        (61,519)       (57,207)
--------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY CONTINUING OPERATING ACTIVITIES       335,010         440,080        435,631
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   6

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Cash Flows, continued
Years Ended December 31, 2009, 2008 and 2007
(000s omitted)

================================================================================

                                                                           2008           2007
                                                            2009         (Note 15)      (Note 15)
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of investments:
     Debt securities                                    $ (3,756,319)  $ (2,297,481)  $ (1,510,770)
     Equity securities                                       (66,609)      (284,111)      (336,353)
     Mortgage loans                                          (98,403)       (98,418)      (270,064)
     Real estate                                              (7,633)        (2,894)        (2,634)
     Short-term investments                                   (8,126)      (414,498)      (240,597)
     Other invested assets                                  (744,441)      (610,696)      (269,226)
  Proceeds on sale or maturity of investments:
     Debt securities                                       3,028,717      1,510,899      1,868,647
     Equity securities                                        70,471        381,876        449,060
     Mortgage loans                                           89,644         51,266         73,883
     Real estate                                               1,642         53,841         12,350
     Short-term investments                                  222,599        215,814        362,657
     Other invested assets                                   564,735        487,640         79,490
  Purchases of office properties, equipment, and
     computer software, net                                  (27,405)       (40,107)       (59,422)
  Proceeds from sale of discontinued operations              199,935              -         75,260
  Proceeds from sale to mutual fund alliance                  10,312              -              -
  Proceeds (distribution) from sale of
     unconsolidated affiliate                                 (4,323)         1,312              -
  Cash paid for acquisitions                                 (49,148)             -              -
  Cash acquired in acquisition                                77,292              -              -
  Change in policy loans and other, net                         (101)         6,103          1,435
---------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES         (497,161)    (1,039,454)       233,716
---------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholder account deposits                            1,032,472      1,146,125      1,079,225
  Policyholder account withdrawals                          (669,716)      (936,470)    (1,404,777)
  Change in bank overdrafts                                  (28,010)        18,403         (5,485)
  Repurchase of noncontrolling interests                     (17,617)       (20,974)             -
  Notes payable - borrowings                                 107,000        102,643              -
  Notes payable - repayments                                (122,000)        (3,572)          (810)
---------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES          302,129        306,155       (331,847)
---------------------------------------------------------------------------------------------------

CASH FLOW FROM DISCONTINUED OPERATIONS (NOTE 15)             (21,838)        63,578        (75,132)
EFFECT OF FOREIGN EXCHANGE RATE ON CASH BALANCES               6,870          2,497          1,697
CHANGE IN CASH AND CASH EQUIVALENTS                          139,978       (293,219)       337,500
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR               251,271        478,415        214,350
---------------------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS AT END OF YEAR                $    376,281   $    251,271   $    478,415
===================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH INFORMATION:
  Cash paid during the year for interest                $      2,484   $      1,845   $        595
  Cash paid (received) during the year
     for income taxes, net of refunds                        (40,588)        16,658         49,265
===================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   7

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 1: NATURE OF BUSINESS

CUNA Mutual Insurance Society ("CUNA Mutual" or the "Company") is a mutual life insurance company organized under the laws of Iowa for the purpose of serving the insurance needs of credit unions and their members. Its primary products include group credit life and group credit disability sold to credit unions; retirement plans, and group life and disability products for credit union employees; and life, health and annuity policies for credit union members. The Company markets its products for credit union members through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company's subsidiaries and affiliates are also engaged in the business of property and casualty insurance, retail investment brokerage, private mortgage insurance, and other businesses useful to credit unions and their members, multi-peril crop insurance (through the federal government) and crop hail insurance directly written by the Company.

CUNA Mutual is licensed to sell insurance in all 50 states and the District of Columbia and most of its revenue and the revenues of its affiliated companies are generated in the United States. It also conducts business in foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States represent a significant concentration of the Company's business.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of CUNA Mutual and companies in which the Company directly or indirectly has a controlling financial interest. All intercompany accounts and transactions have been eliminated. The Company consolidates Variable Interest Entities ("VIE") in which it is the primary beneficiary. A primary beneficiary of a VIE is one that will absorb a majority of the expected losses or receive a majority of the VIE's expected returns, or both. The Company began consolidating CU System Funds ("CUSF"), a VIE, after it became the primary beneficiary in 2008. CUSF invests primarily in commercial mortgage loans issued by credit unions.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations, determinations of other-than-temporary impairments, deferred policy acquisition costs, capitalized internally developed software, goodwill and intangible assets, deferred tax asset valuation, insurance reserves, premiums receivable, reinsurance balances, pension and post-retirement obligations and accrued expenses are most affected by the use of estimates and assumptions.

INVESTMENTS OTHER THAN INVESTMENTS IN UNCONSOLIDATED AFFILIATES

Investments in debt securities, including bonds and redeemable preferred stocks, and investments in equity securities, including common stocks and non-redeemable preferred stocks, are classified as available for sale and are carried at fair value.

Unrealized gains and losses on investments in debt and equity securities, net of any deferred federal income taxes, are included in accumulated other comprehensive loss as a separate component of policyholders' surplus unless designated as a hedged item in a fair value hedge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Debt securities are considered other-than-temporarily impaired, and their cost basis written down to fair value with the impairment loss being included in net realized investment losses, when management plans to sell or it is more likely than not it will be required to sell the security before it recovers or management does not expect to recover its cost. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, any plans to sell the security, the severity and duration of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the intent of the Company to hold the investment until the fair value has recovered. See Recent Accounting Standards-Adopted below and Note 3 for a more detailed discussion.

Equity securities are considered other-than-temporarily impaired, and their cost basis written down to fair value with the impairment loss being included in net realized investment losses, when management expects the cost not to be recoverable. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, any plans to sell the security, the severity and duration of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered. See Note 3 for a more detailed discussion.

Mortgage loans held for investment are generally carried at their aggregate unpaid principal balance, net of valuation allowances. Mortgage loans are considered to be impaired when management, based on assessments performed on a loan-by-loan basis, finds it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Changes in valuation allowance, if any, are recorded in net realized investment losses. The Company carries certain investments in mortgage loans that are owned by an investment company at fair value.

Investments in real estate, including real estate held-for-sale are carried at cost net of accumulated depreciation. The cost of real estate is adjusted for impairment whenever events or circumstances indicate the carrying value of the asset will not be recoverable. Impairments are determined when the carrying value of the real estate investment exceeds the sum of the undiscounted cash flows expected to result from the investment. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized investment losses. Certain investments in real estate were reclassified to held-for-sale in 2008. These investments have not been depreciated after that date. The Company continues its efforts to actively market and sell these properties.

Policy loans are reported at their unpaid principal balance.

Short-term investments include debt securities with maturities from date of purchase under one year and are reported at amortized cost, which approximates fair value.

Limited partnerships represent interests in companies that primarily invest in debt and equity securities of other corporations. Investments in limited partnerships are accounted for using the equity method. The portfolios of these limited partnerships frequently include non-investment grade debt and private equity securities of smaller, privately held companies, which are significantly less liquid than public securities. As such, the market valuations reported to the Company by the limited partnerships are subject to market-related risks and uncertainties and the risk inherent in estimating the fair value of such securities.

Other invested assets primarily represent derivatives and student loans receivable. Derivative financial instruments are accounted for at fair value. See "Derivative Financial Instruments" below for a detailed discussion of the Company's derivatives. Student loans receivable are also carried at fair value and changes in fair value are reported in net realized investment losses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Interest income is recognized on an accrual basis. For mortgage-backed and other structured securities, income is recognized using a constant effective yield, based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Such adjustments are reflected in net investment income. Prepayment assumptions for loan-backed bonds and structured securities are obtained from industry survey values or internal estimates. Discounts and premiums on debt securities are amortized over the estimated lives of the respective securities on an effective yield basis. Dividends are recorded at the ex-dividend date. Investment income is also derived from real estate investments, limited partnerships, student loans receivable and derivative activity. Income from real estate investments and student loans receivable is accounted for on the accrual basis. Income from investments in limited partnership interests accounted for under the equity method of accounting is recognized based on the reported financial results of the entity and Company's proportionate interest, and is generally recognized on a three-month lag basis as a result of the typical delays in reporting by the limited partnerships. Income from derivatives is recognized when the cash settlement is received.

Realized gains and losses on the sale of investments are determined on a specific identification basis and are recorded on the trade date.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative instruments, such as interest rate swaps, equity options, cross currency swaps and foreign currency futures and forwards, to manage exposure to various currency and market risks. All such derivatives are recorded in the consolidated balance sheets at estimated fair value.

Derivatives embedded within non-derivative host contracts must be separated from the host instrument when the embedded derivative is not clearly and closely related to the host instrument. Embedded derivative instruments subject to bifurcation are also accounted for at estimated fair value. Examples include certain guarantees contained in variable annuity policies and equity indexed annuities.

When derivatives meet specific criteria, the Company may classify them as fair value hedges, cash flow hedges or hedges of net investment. At inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. Quarterly, the Company performs procedures to measure the ineffectiveness and assesses the effectiveness of the hedging relationship and records any ineffectiveness in net realized investment losses.

Fair Value Hedges: The Company designates certain interest rate swaps and foreign currency futures and forward contracts as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item. The changes in fair value of the hedging instruments used in fair value hedges are recorded in net realized investment losses. The changes in fair value of the hedged item, attributable to the risk being hedged, are also recorded in net realized investment losses. The difference between the changes in fair value of the hedging instrument and the changes in fair value of the hedged item represents the ineffectiveness in an otherwise effective hedging relationship.

Cash Flow Hedges: The Company designates cross currency swaps and interest rate swaps as cash flow hedges when the hedging instrument is highly effective in offsetting the hedged risk of variability in cash flows that could affect net income. The changes in fair value of the swaps attributable to hedged risk are recorded in accumulated other comprehensive loss to the extent it is effective. Amounts are reclassified from accumulated other comprehensive loss to net investment income when the hedged item is included in determining earnings.

Hedges of Net Investments: The Company uses foreign currency futures to hedge a portion of the outstanding after tax equity in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates. When deemed effective, changes in fair value of the foreign currency futures are recorded in accumulated other

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

comprehensive loss. Any ineffectiveness, in an otherwise effective hedging relationship, is recorded currently in net realized investment losses.

Non-Hedge Derivatives: Changes in fair value, income and expense associated with derivatives that are not classified as qualified hedges are recorded in net realized investment losses.

EQUITY IN UNCONSOLIDATED AFFILIATES

Equity in unconsolidated affiliates includes investments in companies in which the Company can exercise significant influence over the operating and financial policies of the investee. Generally, this occurs when the Company's ownership ranges from 20% to 50%. The Company accounts for these investments using the equity method whereby the Company's proportionate share of the net income of these unconsolidated affiliates is reported in the consolidated statement of operations, net of related income taxes.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include unrestricted deposits in financial institutions, money market mutual funds, and U.S. Treasury bills, money market instruments, and commercial paper with maturities at the date of purchase of 90 days or less.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Credit life and disability coverages are issued on either a single premium or monthly premium basis and revenue is recognized in relation to anticipated benefits to policyholders. Generally, individual and group life and health insurance premiums are recognized as earned on a monthly pro rata basis over the time period to which the premiums relate. Property and casualty insurance premiums are generally earned ratably over the periods to which the premiums relate. Premiums for crop insurance are recorded on the later of the effective date of the contract or when they can be reasonably estimated, and are earned on a pro rata basis over the period of risk. Certain property and casualty contracts insure lenders against losses related to loan collateral. For these types of policies, the Company recognizes the premium over the expected period of exposure, usually two to six years; such premium is recognized on an accelerated basis compared to the pro rata method to reflect the pattern of declining exposure to loss. An unearned premium reserve is established for the unexpired portion of credit, property and casualty, health, and certain other insurance premiums.

Term-life and whole-life insurance premiums are recognized as premium income when due. Related policy benefits and expenses for these products are recognized in relation to the premiums so as to result in the recognition of profits over the expected lives of the policies and contracts.

Revenue is recognized at the time of issue on immediate annuity and supplemental contracts that subject the Company to mortality or longevity risk (risk that the Company will have to make payments contingent upon the continued survival of an insured or insureds). A deferred profit liability is established for the excess of the gross premium collected over the sum of acquisition expenses incurred plus the initial benefit and maintenance expense reserve established. The deferred profits are recognized over the expected benefit payment period.

Amounts collected on policies not subject to significant mortality or longevity risk, principally group annuity and deferred annuity contracts (investment contracts), are recorded as increases in policyholder account balances. Revenues for investment contracts principally consist of net investment income and contract charges such as expense and surrender charges. Expenses for investment contracts consist of interest credited to contracts, benefits incurred in excess of related policyholder account balances and policy maintenance costs.

Universal life-type policies are insurance contracts with terms that are not fixed or guaranteed. Amounts received as payments for such contracts are credited to policyholder account balances. Revenues from universal life-type policies, which are recorded as contract charges in the accompanying consolidated statements of operations,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

consist of fees assessed against policyholder account balances for surrender charges, cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefits incurred in excess of related policyholder account balances.

OTHER INCOME

Until June 30, 2009 when the Company sold its mutual fund advisory practice to a newly formed alliance in which the Company has a 30% non-voting equity interest (see Note 17 for a detailed description of this transaction), the Company acted as an advisor for mutual funds and recognized investment advisory fees when earned in accordance with the underlying agreements. After the sale the Company will receive 30% of advisory fees earned by the alliance. CUNA Mutual also acts as an investment advisor and administrator for employee benefit plans. Revenues for advisory services are recognized pro rata, largely based upon contractual rates applied to the market value of the customer's portfolio. Fees received for performance of recordkeeping and reporting services for benefit plans are recognized as revenue when the service is performed. Administrative fees paid in advance are deferred and recognized over the period of service. The Company sells non-proprietary insurance products and recognizes commission income on the policy effective date, net of an allowance for refunds on expected cancellations. Service fee income is recognized ratably over the period of service.

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Costs: The costs of acquiring insurance business that vary with, and are primarily related to, the production of new and renewal business are deferred to the extent that such costs are deemed recoverable from future profits. Such costs principally include commissions and sales costs, premium taxes, and certain policy issuance and underwriting costs. In addition, the Company reimburses credit unions for certain administrative expenses they incur from the production of new and renewal business sold by the Company. These expenses primarily relate to credit life and credit disability policies as well as property and casualty products sold to credit unions and credit union members, products of other insurers sold on a brokered basis, and certain investment products. Such reimbursements totaled $205,195, $203,801 and $194,821 for the periods ended December 31, 2009, 2008 and 2007, respectively. These expenses are also deferred unless the expenses are associated with non-insurance products or brokered business, or do not vary with production.

Amortization of Costs: Costs deferred on property and casualty insurance products and credit life and credit disability policies are amortized over the term of the related policies in proportion to the premium recognized as earned. For term-life and whole-life insurance products, deferred policy acquisition costs are amortized in proportion to the ratio of the annual premium to the total anticipated premiums generated by the deferred acquisition costs. For investment contracts (primarily deferred annuities) and universal life-type products, deferred policy acquisition costs are amortized principally over the expected contract life and in any one period in proportion to the relationship of actual gross profits for the period to the present value of all estimated gross profits from mortality, investment, and expense margins. The deferred policy acquisition cost assets for investment contracts and universal life-type products are adjusted retrospectively for changes in the present value of estimated gross profits. Such adjustments are recorded in the period that the change in the present value of future years' gross profits becomes apparent. An additional adjustment to deferred acquisition costs on investment contracts is made and allocated to accumulated other comprehensive income for the effect on deferred acquisition costs that would occur if the unrealized gains and losses on investments related to these contracts were realized. Deferred policy acquisition costs on participating insurance contracts are amortized over the life of the participating contracts at a constant rate based on the present value of the estimated gross margin expected to be realized.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. The primary assumptions for determining the amount of the estimated gross profits are future investment returns, including capital gains and losses, on assets supporting contract liabilities, interest crediting rates to contract holders, and the effects of future persistency, mortality, expenses, and hedges, if any. Recent economic turmoil, particularly the volatility of the financial markets and the impairment of securities,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

increases the variability and risk of estimating gross profits, which in turn could impact amortization of the deferred acquisition costs.

Recoverability and Loss Recognition: Deferred acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. If loss recognition is necessary, deferred acquisition costs would be written off in the consolidated statement of operations to the extent that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

Internal Replacements: An internal replacement is defined as the modification of product benefits, features, rights or coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement or rider, or by election of a feature or coverage within a contract. When an internal replacement occurs that results in a substantial change to a policy, unamortized deferred policy acquisition costs, unearned revenues and deferred sales inducements are written off to expense. Acquisition costs, sales inducements, and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. An internal replacement that is not a substantial change to the initial policy is accounted for as a continuation of the existing contract and the existing deferred acquisition costs, sales inducements and unearned revenue are carried over to the replacement contract.

Sales Inducements: The costs of sales inducements offered on sales to new policyholders are deferred and recorded in other assets. These costs are primarily related to deferred annuities and are in the form of additional credits to the policyholder's account balance or enhancements to interest credited for a specified period, which are beyond amounts currently being credited to existing contracts. Deferred sales inducements are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment and expense margins.

OFFICE PROPERTIES, EQUIPMENT AND COMPUTER SOFTWARE

Office properties, equipment, and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and purchased software is generally three to seven years. The useful life of capitalized, internally developed software ranges from three to ten years, while for office properties it is generally 20 years. The following table provides a summary of office properties, equipment, and computer software.

===================================================================================================

                                                                           2009            2008
---------------------------------------------------------------------------------------------------
Office properties                                                      $   205,206     $   201,074
Office equipment                                                           128,718         117,392
Computer software                                                          158,833         167,429
---------------------------------------------------------------------------------------------------
Total cost of office properties, equipment, and computer software          492,757         485,895
Accumulated depreciation                                                  (322,897)       (306,810)
---------------------------------------------------------------------------------------------------

Office properties, equipment and computer
   software at cost less accumulated depreciation                      $   169,860     $   179,085
===================================================================================================

Depreciation expense totaled $37,054, $40,159, and $36,774 in 2009, 2008, and 2007, respectively. In July 2009 the Company entered into an alliance with State National Insurance Company, Inc. ("State National"). Under the terms of the alliance, collateral protection insurance sales leads, which are generated by the Company and for which the Company earns a commission, are written and administered by State National with approximately 50% of such business ceded to the Company. As a result of this alliance the Company determined that a portion of its internally developed software related to its collateral protection insurance product was impaired, as it does not

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

expect the useful life of the software to extend past 2010 when it will no longer directly write this coverage. The Company recorded an expense included in operating and other expenses of $10,241 in 2009 for this impairment and $15,725 in 2008, also related to this software.

GOODWILL AND OTHER INTANGIBLES

Goodwill and indefinite-lived intangible assets are not amortized but are subject to an impairment test annually, or whenever events or circumstances indicate the carrying amount may not be recoverable. Finite-lived intangible assets are subject to an impairment test whenever events or circumstances indicate the carrying amount may not be recoverable. Based on impairment tests in 2009 and 2007 there were no impairment charges required. See Note 16 for a description of the 2008 impairment charged to expense. Finite-lived intangible assets are amortized over their estimated useful lives, ranging from two to twenty years. Amortization is based on the pattern in which the economic benefits are expected to be used up, when that is determinable; otherwise, straight line amortization is used. Goodwill and other intangible assets are set forth in the following table.

===================================================================================================

                                                                           2009            2008
---------------------------------------------------------------------------------------------------
Goodwill, net                                                          $      49,278   $    18,472
---------------------------------------------------------------------------------------------------

Indefinite-lived intangible asset                                             26,000             -
Intangible assets                                                             16,790         5,402
Accumulated amortization on intangible assets                                 (1,420)       (4,353)
---------------------------------------------------------------------------------------------------
Intangible assets, net                                                        41,370         1,049
---------------------------------------------------------------------------------------------------

Total goodwill and other intangibles, net                              $      90,648   $    19,521
===================================================================================================

Amortization expense of other intangible assets was $975, $1,338, and $999 for the years ended December 31, 2009, 2008, and 2007, respectively. The Company completed a number of transactions in 2009 whereby it sold or purchased subsidiaries, resulting in reductions or additions of goodwill and other intangible assets. See Notes 15 and 16 for further descriptions of these transactions.

The Company completed a number of transactions in 2009 whereby it sold or purchased other companies, resulting in write-offs or additions of goodwill and other intangible assets. The following is a summary of the impact of these transactions on goodwill and other intangible assets.

===================================================================================================
                                                              EFFECT OF TRANSACTION ON BALANCE AT
                                                                       TRANSACTION DATE
                                                            ---------------------------------------
                                                                                        OTHER
COMPANY SOLD OR ACQUIRED                                        GOODWILL          INTANGIBLE ASSETS
---------------------------------------------------------------------------------------------------
Sale of IRA Services (1)                                    $        (1,805)      $               -
Sale of Lending Call Center Services, LLC (1)                          (364)                      -
Purchase of CPI Qualified Plan Consultants, Inc.                     22,478                  12,347
Purchase of Producers AG Insurance Group, Inc.                        8,490                  29,000
---------------------------------------------------------------------------------------------------

Total impact of transactions                                $        28,799       $          41,347
===================================================================================================

(1) Accounted for as discontinued operations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table is a summary of the estimated aggregate amortization expense for the next five years and thereafter.

================================================================================

ESTIMATED AGGREGATE AMORTIZATION EXPENSE FOR INTANGIBLE ASSETS
--------------------------------------------------------------------------------
   2010                                                          $        1,208
   2011                                                                   1,256
   2012                                                                   1,539
   2013                                                                   1,775
   2014                                                                   1,691
   Thereafter                                                             8,110
--------------------------------------------------------------------------------

Total estimated amortization expense                             $       15,579
================================================================================

SEPARATE ACCOUNTS

Separate accounts represent customer accounts that are related to certain contracts issued by the Company, such as variable annuities, variable life insurance policies, and certain other contracts, where investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. In some contracts the Company provides certain guarantees. Such guarantees may include a minimum return or account value upon death, partial withdrawal or specified contract anniversary date. The liabilities for these guarantees are not included in the separate accounts. See Note 3, Investments--Embedded Derivatives, for a discussion of these guarantees. Contract holders are able to invest in investment funds managed for their benefit. More than 47% of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission. In 2008 the Company acted as the investment advisor for more than 85% of the funds invested in the unit investment trusts and recorded $26,569 of fee income. In 2009 the Company entered an agreement with a third party whereby the third party is now the investment advisor for these unit investment trusts and the Company receives a fee based on the investments attributable to the insurance products generated by the Company.

Separate account assets are carried at fair value. Separate account assets are legally segregated and may only be used to settle separate account liabilities. Separate account liabilities are equal to the separate account assets and represent contract holders' claims to the related assets. Contract holder deposits to and withdrawals from the separate accounts are recorded directly to the separate account assets and liabilities and are not included in the Company's consolidated statement of operations or accumulated other comprehensive income.

Charges made by the Company to the contract holders' balances include fees for maintenance, administration, cost of insurance, and surrenders of contracts prior to the contractually specified dates. Such fees are reflected as revenues (contract charges) by the Company when they are assessed to the contract holder.

INSURANCE RESERVES

Life and health reserves consist principally of future policy benefit reserves and reserves for estimates of future payments on incurred claims reported and unreported but not yet paid. Such estimates are developed using actuarial principles and assumptions based on past experience adjusted for current trends. Any change in the probable ultimate liabilities is reflected in net income in the period in which the change in probable ultimate liabilities is determined.

For non-participating term-life and whole-life insurance products, or participating products for which no policyholder dividends are expected to be paid, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

withdrawals and expenses. For participating term-life and whole-life insurance products, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals and expenses at the date of policy issuance. Mortality, morbidity and withdrawal assumptions reflect the Company's historical experience and industry standards. Interest rate assumptions range from 2.5% to 9.5%. Provisions for adverse deviation have been reflected in the interest assumption and also in the mortality/morbidity assumption where deemed necessary.

For immediate annuities or similar contracts with life contingencies, the reserve is calculated as the present value of future benefits. The mortality rates used are based on statutory valuation tables and the interest rates used range from 4.8% to 7.0%.

Reserves for property and casualty products represent the estimated claim cost and loss adjustment expense necessary to cover the ultimate cost of investigating and settling all losses incurred and unpaid as of the balance sheet date. Similar reserves are also recorded for unpaid life and accident and health benefits. Certain claims, usually resulting from a disability, are discounted. Such estimates are based on individual case estimates for reported losses and estimates for incurred but not reported losses based on past experience and are stated net of estimated salvage and subrogation recoverables of $34,241 and $33,702 at December 31, 2009 and 2008, respectively. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the consolidated statements of operations in the period the change is determined to be necessary. Such adjustments could possibly be significant.

POLICYHOLDER ACCOUNT BALANCES

The Company recognizes a liability at the stated account value for policyholder deposits that are not subject to significant policyholder mortality or longevity risk and for universal life-type policies. The account value equals the sum of the original deposit and accumulated interest, less any withdrawals and expense charges. Average credited rates ranged from 3.3% to 4.2% in 2009 and 3.4% to 4.3% in 2008. Future minimum guaranteed interest rates during the life of the contracts vary from 1.3% to 4.5%.

REINSURANCE

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies that have been ceded and the terms of the reinsurance contracts. Premiums and insurance claims and benefits in the consolidated statements of operations are reported net of the amounts ceded to other companies under such reinsurance contracts. Reinsurance recoverables are recorded as an asset for the portion of benefits paid and insurance reserves that have been ceded. A prepaid reinsurance asset is also recorded for the portion of unearned premiums that relate to policies that have been ceded. Any contracts that do not effectively transfer the risk of loss are recorded using the deposit method of accounting.

Most crop insurance policies are written pursuant to a federal government program, for which the government establishes guidelines, subsidizes a portion of the premium and assumes part of the risk. Participating insurers receive an administrative and operating subsidy from the program based on written premium volume, which offsets the cost of selling and serving the policies. The subsidy is deferred and recognized as a reduction to expense in relation to the premiums earned.

RECEIVABLE FROM THE FCIC

Under the federal crop reinsurance agreement with the Federal Crop Insurance Corporation ("FCIC"), all multi peril crop insurance ("MPCI") premiums collected are settled and paid to the government and all losses are funded by the government. The Company estimates the net amount due to or due from the FCIC for each crop

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

year (premiums less losses) and reports the net underwriting gain or loss as a separate asset or liability in the consolidated balance sheets.

BENEFIT PLANS

The Company recognizes costs for its defined benefit pension plans and postretirement benefits on an accrual basis as employees perform services to earn the benefits. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost and expected return on plan assets. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years' benefit costs due to plan amendments or initiation of new plans. The Company uses a December 31 measurement date for all pension and other postretirement benefit plans.

The Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that have not been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive loss. Changes in funded status each period is charged, net of income tax, to other comprehensive loss.

Calculations of benefit obligations for postretirement medical benefits reflect a reduction for subsidies expected from the federal government pursuant to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. Postretirement medical benefits are generally funded on a pay-as-you-go basis. These benefits were eliminated effective December 31, 2008 for non-represented employees and those represented employees who retired prior to June 1, 2005. See
Note 9 for a further discussion of these changes. The cost of benefits provided to former or inactive employees after employment, but before retirement, is recognized during an employee's service years if certain requirements are met.

INCOME TAXES

The Company recognizes taxes payable or refundable currently and deferred taxes for the tax consequences of differences between financial reporting and the tax basis of assets and liabilities. Deferred tax assets and liabilities are measured by applying the enacted tax rates to the difference between the financial statement and tax basis of assets and liabilities. Deferred income tax assets can be realized through future earnings, including but not limited to the generation of future income, reversal of existing temporary differences and available tax planning strategies. The Company records a valuation allowance for deferred tax assets if it determines it is more likely than not that the asset will not be realized. See Note 4 for a further discussion.

The Company is subject to tax-related audits in the normal course of operations. These audits may result in additional tax assets or liabilities. The Company accounts for such contingent liabilities and reports a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return.

FOREIGN EXCHANGE

The Company's financial statements are impacted by changes in foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies.

The accounts of significant foreign-based subsidiaries and branch operations are measured using the local currency as the functional currency. Revenues and expenses of these operations are translated into U.S. dollars at the average exchange rate for the period. Assets and liabilities of these operations are translated at the exchange rate as of the end of the reporting period. The resulting gains or losses from translating foreign currency are included in accumulated other comprehensive loss as a separate component of policyholders' surplus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The foreign exchange impacts of investment holdings classified as available for sale are included in accumulated other comprehensive loss as a separate component of policyholders' surplus. The foreign exchange impacts on all other investment holdings are reflected as transaction gains and losses in operating and other expenses in the Company's consolidated statements of operations.

RECENT ACCOUNTING STANDARDS - ADOPTED

On July 1, 2009, FASB Accounting Standards Codification(TM) ("ASC") became the sole source of authoritative GAAP literature recognized by the Financial Accounting Standards Board for financial statements issued for interim and annual periods ending after September 15, 2009. ASC did not change GAAP, but rather combined the sources of GAAP and the framework for selecting among those sources into a single source. Accordingly, the adoption of ASC had no impact on the financial results of the Company.

Prior to the adoption of ASC, the Company adopted various standards which have been codified into ASC. A discussion of these standards, along with a reference to the ASC topics into which they have been codified, and the effect of adoption on the Company, follows.

In April 2009, the Financial Account Standards Board ("FASB") issued amendments to FASB Accounting Standards Codification 320, Investments--Debt and Equity Securities ("FASB ASC 320"), effective for interim and annual periods ending after June 15, 2009. The amendments provide recognition guidance for debt securities classified as available-for-sale and subject to other-than-temporary impairment ("OTTI"). If the fair value of a debt security is less than its amortized cost basis, which is its cost adjusted for accretion, amortization and previously recorded OTTI losses, at the reporting date, an entity shall assess whether the impairment is an OTTI. FASB ASC 320 requires an OTTI loss equal to the difference between fair value and amortized cost to be recognized in earnings if the Company intends to sell the debt security or if it is more likely than not the Company will be required to sell the debt security before recovery of its amortized cost basis or management does not expect to recover its cost.

The remaining debt securities in an unrealized loss position are evaluated to determine if a credit loss exists, even if it does not intend to sell the security and it is not more likely than not that it would be required to sell the security before recovery of its amortized cost basis. If the Company does not expect to recover the entire amortized cost basis of a debt security, the security is deemed to have an OTTI for credit reasons. For these securities, the Company must bifurcate the OTTI loss into a credit component and a non-credit component. The credit component is recognized in earnings and represents the difference between the present value of the future cash flows that the Company expects to collect and a debt security's amortized cost basis ("credit loss"). The non-credit component is recognized in accumulated other comprehensive loss and represents the difference between fair value and the present value of the future cash flows that the Company expects to collect.

The amendments to FASB ASC 320 expand the disclosure requirements for both debt and equity securities and require a more detailed, risk-oriented breakdown of security types and related information. In addition, new disclosures are required about significant inputs used in determining credit losses as well as a rollforward of credit losses each period. The disclosures are not required for earlier periods presented for comparative purposes. Application of the FASB ASC 320 amendments apply to existing and new investments held as of the beginning of the interim period of adoption. See Note 3, Other-Than-Temporary Investment Impairments, for expanded disclosures.

The Company adopted the provisions of FASB ASC 320 as of April 1, 2009. The adoption resulted in the reclassification of $49,135 of previously recorded OTTI write-downs from retained earnings to accumulated other comprehensive loss. The cumulative effect of adoption was an increase in retained earnings of $46,938 and a decrease in accumulated other comprehensive loss of $31,938 with a net benefit to equity of $15,000. The benefit to equity resulted from a decrease in a deferred tax asset valuation allowance, which had been established in the first quarter of 2009 by a charge to operations, the reversal of which was not permitted to be

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

recorded in operations. The adoption did not have an impact on the Company's Consolidated Statement of Operations.

The FASB revised FASB ASC 805, Business Combinations, effective prospectively from January 1, 2009. Some of the significant provisions include: a clear definition of the acquirer in a business combination; full recognition of all assets acquired and liabilities assumed at their fair values on the acquisition date, including certain contingencies; expensing acquisition-related costs; and recognition of a bargain purchase as a gain in earnings. Because the new statement was adopted prospectively, there was no impact upon the Company's consolidated financial statements on the adoption date. The Company applied the new guidance to the 2009 business combinations described in Note 16.

The FASB amended FASB ASC 810, Consolidation, effective in 2009. The new guidance clarifies that a noncontrolling interest in a subsidiary is an ownership interest that should be reported in equity; requires disclosure in the income statement of the amounts of consolidated net income attributed to both the parent and the noncontrolling interest; establishes a single method of accounting for changes in a parent's ownership interest in a subsidiary that do not result in deconsolidation; and requires a parent to recognize a gain or loss in net income when a subsidiary is deconsolidated. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance.
The adoption resulted in $36,932 of noncontrolling interest being reclassified to total equity on the December 31, 2008 consolidated balance sheet, which included $12,286 that was reclassified to liabilities of discontinued operations in 2009. The adoption did not have a material effect on the Company's results of operations.

The FASB amended FASB ASC 815, Derivatives and Hedging, requiring enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The amended guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Because it only requires additional disclosures, it had no impact on the Company's consolidated balance sheets and statements of operations, and cash flows (see Note 3).

The FASB issued interpretive guidance specific to accounting for financial guarantee insurance contracts, effective in 2009. The Company does not issue financial guarantee insurance contracts and therefore it had no impact on its consolidated financial statements.

The FASB modified the disclosure requirements for postretirement benefit plan assets effective for fiscal years ending after December 15, 2009. The main objectives of the new guidance are to expand information about benefit plan assets and provide detail about determination of fair values of plan assets consistent with FASB ASC 820. The Company implemented the increased disclosures but adoption had no impact on the Company's consolidated balance sheets and statements of operations.

FASB Accounting Standards Update ("ASU") 2009-05, Measuring Liabilities at Fair Value, updated Topic 820 Fair Value Measurements and Disclosures and became effective in 2009. This update clarified some issues related to measuring the fair value of liabilities, which can be difficult because observable market information is scarce, restrictions often prevent transfers of liabilities, and it may be difficult to compare non-performance risk. If a quoted price of a liability is not available, the quoted price for the liability traded as an asset may be used. The Company did not change its methods for estimating the fair values of liabilities as a result of adopting ASU 2009-05.

FASB ASU 2009-12, Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) became effective in 2009. It applies to reporting entities that hold an investment that is required or permitted to be measured or disclosed at fair value, such as hedge or private equity funds. It allows entities to use net asset value as a practical expedient for estimating fair value. The Company reports its investments in such entities using the equity method, not at fair value. Accordingly, the new standard did not affect its consolidated financial

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

statements. There are some expanded disclosure requirements related to investment attributes, redemption restrictions and fund investment strategies which the Company added.

FASB ASC 855, Subsequent Events, was adopted for 2009 reporting. The only change to existing guidance was to require entities to disclose the date through which subsequent events have been evaluated for issued and reissued financial statements.

RECENT ACCOUNTING STANDARDS - PENDING

FASB ASU 2009-13, Multiple Deliverable Revenue Arrangements, will be effective for new or substantially modified arrangements with multiple deliverables in 2011. The new guidance establishes a selling price hierarchy for determining the selling price of a deliverable and establishes that the allocation of revenue is based on entity specific assumptions rather than those of a market place participant. Disclosures are also significantly expanded. The Company has not determined the impact of ASU 2009-13 on its consolidated financial statements.

FASB ASU 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities, replaces the quantitative-based risk and rewards calculation for determining which reporting entity, if any, has a controlling financial interest in a variable interest entity and which owner is the primary beneficiary and thus must consolidate it. The new guidance is more qualitative and also creates new disclosure requirements; it is effective for 2010. The Company has not determined the impact of ASU 2009-17 on its consolidated financial statements.

FASB ASU 2010-06, Improving Disclosures about Fair Value Measurements, will provide a greater level of disaggregated information and more robust disclosures about valuation techniques and inputs to fair value measurements. It will be effective for 2010 financial statements except that new details required about purchases, sales, issuances, and settlements in the roll forward of activity in level 3 fair value measurements will be effective in 2011.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 3: INVESTMENTS

DEBT SECURITIES

The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2009 are as follows:

================================================================================================

                                         AMORTIZED          GROSS UNREALIZED          ESTIMATED
                                            COST          GAINS          LOSSES      FAIR VALUE
------------------------------------------------------------------------------------------------
U.S. government and agencies            $   118,316    $     1,327    $   (14,236)   $   105,407
States and political subdivisions           437,997          4,390         (5,788)       436,599
Foreign government securities                73,192          7,948           (516)        80,624
Domestic corporate securities             3,346,520        100,855        (55,682)     3,391,693
Mortgage-backed securities:
   Residential mortgage-backed            1,064,561          4,001       (122,972)       945,590
   Commercial mortgage-backed               347,765            525       (125,934)       222,356
Non-mortgage asset-backed securities:
   Collateralized debt obligations          122,102             74        (94,662)        27,514
   Other                                    103,502          1,260         (3,491)       101,271
Foreign corporate securities                776,323         30,537         (8,381)       798,479
------------------------------------------------------------------------------------------------

Total debt securities                   $ 6,390,278    $   150,917    $  (431,662)   $ 6,109,533
================================================================================================

The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2008 are as follows:

================================================================================================

                                         AMORTIZED          GROSS UNREALIZED          ESTIMATED
                                            COST          GAINS          LOSSES      FAIR VALUE
------------------------------------------------------------------------------------------------
U.S. government and agencies            $   451,149    $     9,359    $    (2,371)   $   458,137
States and political subdivisions           348,691          1,339        (22,345)       327,685
Foreign government securities               101,472          5,260         (5,936)       100,796
Domestic corporate securities             2,358,712         22,538       (275,302)     2,105,948
Mortgage-backed securities:
   Residential mortgage-backed            1,084,999         12,347       (178,647)       918,699
   Commercial mortgage-backed               437,880          1,670       (136,573)       302,977
Non-mortgage asset-backed securities:
   Collateralized debt obligations          160,743              -       (116,212)        44,531
   Other                                    100,621            101        (12,490)        88,232
Foreign corporate securities                653,402          2,481        (84,318)       571,565
------------------------------------------------------------------------------------------------

Total debt securities                   $ 5,697,669    $    55,095    $  (834,194)   $ 4,918,570
================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The amortized cost and estimated fair values of investments in debt securities at December 31, 2009, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage, asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

================================================================================================

                                                                 AMORTIZED            ESTIMATED
                                                                    COST             FAIR VALUE
------------------------------------------------------------------------------------------------
Due in one year or less                                        $     188,972       $     191,816
Due after one year through five years                              1,229,348           1,274,379
Due after five years through ten years                             2,343,795           2,386,174
Due after ten years                                                  990,234             960,434
Mortgage-backed securities:
  Residential mortgage-backed                                      1,064,561             945,590
  Commercial mortgage-backed                                         347,765             222,356
Non-mortgage asset-backed securities:
  Collateralized debt obligations                                    122,102              27,514
  Other                                                              103,501             101,270
------------------------------------------------------------------------------------------------

Total debt securities                                          $   6,390,278       $   6,109,533
================================================================================================

EQUITY SECURITIES

The cost, gross unrealized gains and losses, and estimated fair value of investments in available for sale equity securities at December 31 are as follows:

================================================================================================

                                                     GROSS UNREALIZED                 ESTIMATED
                             COST                GAINS              LOSSES           FAIR VALUE
------------------------------------------------------------------------------------------------
2009                     $    181,759        $       8,438       $     (9,831)      $    180,366
2008                          254,023                2,497            (59,905)           196,615
================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

EQUITY IN UNCONSOLIDATED AFFILIATES

The carrying value, ownership percentage and summarized financial information of significant unconsolidated affiliates for the years ended and at December 31 are set forth in the table below:

================================================================================================================

           NAME OF AFFILIATE                 CUNA MUTUAL                     CUNA MUTUAL SHARE OF NET
           AND THE COMPANY'S               CARRYING VALUE                    INCOME (LOSS), AFTER TAX
         OWNERSHIP PERCENTAGE           2009            2008            2009            2008            2007
----------------------------------------------------------------------------------------------------------------
CMG Mortgage Insurance
  Company (50%)                     $   109,650     $   117,903     $     (6,070)    $     4,233    $    15,321
CMG Mortgage Assurance
  Company (50%)                          11,823           4,324           (1,412)            (94)          (138)
CMG Mortgage Reinsurance
  Company (50%) (1)                           -           9,501                -              48          1,083
All other affiliates (various
  ownership percentages)                  4,356          10,854           (1,358)          1,743         (1,282)
----------------------------------------------------------------------------------------------------------------

Total                               $   125,829     $   142,582     $     (8,840)    $     5,930    $    14,984
================================================================================================================

(1)In 2009 CMG Mortgage Reinsurance Company became a wholly-owned subsidiary of CMG Mortgage Assurance Company.

The total assets and liabilities for significant unconsolidated affiliates at December 31, 2009 and 2008 are set forth in the table below:

================================================================================================================

                                                 ASSETS         LIABILITIES         ASSETS         LIABILITIES
                                                  2009             2009              2008             2008
----------------------------------------------------------------------------------------------------------------
CMG Mortgage Insurance Company                 $    406,167     $   186,867       $   339,431      $   103,625
CMG Mortgage Assurance Company                       47,704          24,058             9,344              696
CMG Mortgage Reinsurance Company (1)                      -               -            30,577           11,575
================================================================================================================

(1)In 2009 CMG Mortgage Reinsurance Company became a wholly-owned subsidiary of CMG Mortgage Assurance Company.

MORTGAGE LOANS

The Company's mortgage loan portfolio consists mainly of commercial mortgage loans made to borrowers throughout the United States. All outstanding commercial mortgage loans are collateralized by completed properties. At December 31, 2009, the commercial mortgage loan portfolio had an average remaining life of 5.5 years, with all principal due prior to 2027. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 20% of the aggregate mortgage loan portfolio balance. No loan to a single borrower represented more than 4.28% of the aggregate mortgage loan portfolio balance. The Company recorded a valuation allowance of $5,005 in 2009 when it became probable the Company would be unable to collect the total contractual amounts due on certain mortgages. The mortgage loan investment on which the Company recorded the valuation allowance was $14,600 at December 31, 2009. The Company had a mortgage loan restructure in 2009 that was considered a troubled

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

debt restructuring. The terms of the restructure did not result in the recognition of an allowance in the current period and the value of the loan was $7,465 at December 31, 2009. The Company has no commitments to lend additional funds to mortgagees whose terms have been restructured in a troubled debt restructuring at December 31, 2009. There were no delinquencies and no valuation allowances as of December 31, 2008. The determination of the need for and level of a mortgage valuation allowance is an estimation process, which requires significant management judgments. Management has recorded its best estimate as of the balance sheet date based on its best estimate and interpretation of the facts. The ultimate outcome may vary from the Company's current evaluation, and as further facts emerge and future events occur, management may change its assessment. Any such change in estimate, which could be significant to income in any single period, would be recorded at the time it becomes evident based on the then available facts and interpretation that the valuation allowance requires adjustment.

The Company's mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31:

===============================================================================

                                                        2009              2008
-------------------------------------------------------------------------------
California                                              13.6%             15.1%
Texas                                                    9.2               8.0
Florida                                                  7.4               5.8
Illinois                                                 7.1               8.3
Kansas                                                   6.8               7.3
Missouri                                                 5.7               6.4
New Jersey                                               5.6                 -
Ohio                                                     5.2               5.9
Washington                                               4.4               5.1
New York                                                 1.0               5.4
===============================================================================

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

===============================================================================

                                                        2009              2008
-------------------------------------------------------------------------------
Industrial                                              30.5%             26.1%
Office                                                  27.1              31.7
Retail                                                  25.2              23.2
Apartment                                                8.8               9.6
Other                                                    8.4               9.4
-------------------------------------------------------------------------------

Total                                                  100.0%            100.0%
===============================================================================

The average loan to value was 58.3% and 53.8% for December 31, 2009 and 2008, respectively. Valuations are performed on a regular basis using third party appraisals or data and internal models. In 2009 the Company took ownership of one real estate parcel with a fair value of $7,000 in lieu of foreclosure; there were no foreclosures in 2009 or 2008.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

REAL ESTATE

Real estate investments consisted of the following at December 31:

================================================================================

                                                        2009             2008
--------------------------------------------------------------------------------
Real estate held for the production of income       $    22,373      $   15,335

Accumulated depreciation                                 (6,445)         (6,145)
--------------------------------------------------------------------------------

Net real estate held for the production of income   $    15,928      $    9,190
================================================================================

Real estate held-for-sale                           $    47,263      $   49,138

Accumulated depreciation                                (26,074)        (27,917)
--------------------------------------------------------------------------------

Net real estate held-for-sale                       $    21,189      $   21,221
================================================================================

Depreciation expense on investments in real estate totaled $300, $2,721 and $4,878 for the years ended December 31, 2009, 2008 and 2007, respectively. There were no impairments required to be recognized on real estate in 2009, 2008 or 2007.

Real estate investments were categorized as follows at December 31:

=====================================================================================================

                                                            2009                        2008
                                                 ----------------------------------------------------
                                                    AMOUNT        PERCENT       AMOUNT        PERCENT
-----------------------------------------------------------------------------------------------------
Real estate held for the production of income:
  Office                                         $   12,163         76.4%     $    5,425        59.0%

  Land                                                3,765         23.6           3,765        41.0
-----------------------------------------------------------------------------------------------------
Total real estate investments                    $   15,928        100.0%     $    9,190       100.0%
=====================================================================================================

Real estate held-for-sale:
  Office                                         $   20,092         94.8%     $   20,164        95.0%

  Retail                                              1,097          5.2           1,057         5.0
-----------------------------------------------------------------------------------------------------
Total real estate investments                    $   21,189        100.0%     $   21,221       100.0%
=====================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

SHORT-TERM INVESTMENTS

The details of short-term investments at amortized cost, which approximates fair value as of December 31, are as follows:

====================================================================================================

                                                                          2009             2008
----------------------------------------------------------------------------------------------------
U.S. government and agencies                                          $          -     $     211,605
Foreign government securities                                                    -             3,525
Domestic corporate securities                                                4,569             1,001
Certificates of deposit                                                      3,497             4,381
Foreign corporate securities                                                     -               800
----------------------------------------------------------------------------------------------------

Total short-term investments                                          $      8,066     $     221,312
====================================================================================================

LIMITED PARTNERSHIPS

The Company accounts for its investments in limited partnerships using the equity method. Accordingly, the Company's investments in these limited partnerships are carried at cost plus or minus the Company's equity in the undistributed earnings or losses as reported by the partnerships. As a result of normal delays in the reporting of results by the partnerships, the Company generally records its equity interests on a one quarter lag basis, which means the partnership results for the fourth quarter are not recorded until the first quarter of the following year.

The cost and carrying values of limited partnerships by type were as follows at December 31:

===================================================================================================

                                              2009                                2008
                                      COST       CARRYING VALUE         COST         CARRYING VALUE
---------------------------------------------------------------------------------------------------
Energy funds                      $     25,764   $       20,800     $     16,189     $       15,237
Mezzanine                              155,846          147,144          130,464            125,348
Private equity                         186,223          162,000          151,977            144,290
Real estate                             56,737           23,084           43,087             18,241
Other                                        -                -           31,279             26,568
---------------------------------------------------------------------------------------------------

Total limited partnerships        $    424,570   $      353,028     $    372,996     $      329,684
===================================================================================================

The Company funded additional investments in limited partnerships of $98,532 in 2009 and $177,926 in 2008, respectively. See Note 11 for further discussion on the Company's funding commitments to limited partnerships.

As a general rule, the limited partnerships owned were designed to be liquidated in eight to twelve years after full funding at the discretion of the general partners, and investors do not have the option to redeem their interests. For the Company's investments, most of the liquidations are expected to occur in 2015 to 2018.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NET INVESTMENT INCOME

Sources of net investment income for the years ended December 31 are summarized as follows:

===================================================================================================

                                                     2009              2008                2007
---------------------------------------------------------------------------------------------------
Gross investment income (loss):
    Debt securities, available for sale          $   355,996       $   328,465         $   358,528
    Equity securities, available for sale              6,116            11,237              32,225
    Mortgage loans                                    45,380            45,456              37,711
    Real estate                                       11,044            15,774              18,848
    Policy loans                                       7,193             7,106               7,223
    Limited partnerships
      Equity in change in market value               (27,886)          (47,226)             (2,414)
      Equity in other income                          20,357            12,285               4,151
    Derivative financial instruments                   1,158               673                 229
    Short-term investments and other                   7,686            14,333              16,871
---------------------------------------------------------------------------------------------------

Total gross investment income                        427,044           388,103             473,372
Investment expenses                                  (22,180)          (30,184)            (33,281)
---------------------------------------------------------------------------------------------------

Net investment income                            $   404,864       $   357,919         $   440,091
===================================================================================================

Additional net investment income of $8,740, $14,733 and $18,590 in 2009, 2008 and 2007, respectively, has been included with the results of discontinued operations. See Note 15 for a detailed discussion.

Limited partnerships generally carry their investments at fair value. Changes in market value are a component of the results of operations reported by the partnerships and are therefore included in the Company's recorded share of income. This accounting policy contributes to potentially significant fluctuations in the operating results of the Company's interests in limited partnerships. In addition, determinations of the fair value of such investments by the limited partnerships are highly judgmental given the nature of the investments held by these limited partnerships, the fact that observable market data is frequently not available, and the current illiquid markets. Accordingly, the values assigned are subject to risks of variability. See discussion of "Fair Value Measurement" which is included in this Note.

The Company's equity in the change in market value of its limited partnerships for each of the past three years, by partnership type is summarized below:

===================================================================================================

                                                     2009              2008                2007
---------------------------------------------------------------------------------------------------
Energy funds                                     $    (4,012)      $      (480)        $      (472)
Mezzanine                                             (3,585)           (2,961)             (2,111)
Private equity                                       (16,434)          (15,905)              1,846
Real estate                                           (8,802)          (23,132)             (1,713)
Other                                                  4,947            (4,748)                 36
---------------------------------------------------------------------------------------------------

Total change in equity in market value           $   (27,886)      $   (47,226)        $    (2,414)
===================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NET REALIZED INVESTMENT LOSSES

Realized investment losses for the years ended December 31 are summarized as follows:

===================================================================================================

                                                     2009              2008                2007
---------------------------------------------------------------------------------------------------
Debt securities:
   Gross gains on sales                          $    130,998      $     40,250        $    13,629
   Gross losses on sales                              (25,898)          (42,283)           (32,353)
   Other                                                6,561           (19,891)            10,988
   Other than temporary impairment losses            (204,178)         (421,853)          (143,335)
Equity securities:
   Gross gains on sales                                 7,835            23,240             92,660
   Gross losses on sales                              (18,232)          (21,531)           (13,880)
   Other                                               (3,212)           (1,436)              (225)
   Other than temporary impairment losses             (31,206)          (19,182)            (4,966)
Real estate                                             1,158            31,194              1,927
Mortgage loans:
   Other                                                6,562            (1,593)             6,441
   Other than temporary impairment losses              (5,005)                -                  -
Derivative financial instruments                      (72,625)          (11,866)           (22,278)
Derivative financial instruments - embedded            (8,367)           (5,424)                 -
Other                                                  (1,675)          (10,782)            (4,949)
---------------------------------------------------------------------------------------------------

Net realized investment losses                   $   (217,284)     $   (461,157)       $   (96,341)
===================================================================================================

Additional net realized investment gains of $132,063, $373 and $45,999 in 2009, 2008 and 2007, respectively, have been reported in the results of discontinued operations. See Note 15.

Proceeds from the sale of debt securities were $2,789,942, $982,121 and $1,397,887 in 2009, 2008 and 2007, respectively. Proceeds from the sale of equity securities were $59,010, $287,143 and $434,471 in 2009, 2008 and 2007, respectively.

OTHER-THAN-TEMPORARY INVESTMENT IMPAIRMENTS

Investment securities are reviewed for other-than-temporary impairment on an ongoing basis. The Company creates a watchlist of securities based on the fair value of an investment security relative to its amortized cost. When the fair value drops below 95% of the Company's cost, the Company monitors the security for impairment. When the fair value drops below 80% of the Company's cost or amortized cost or the potential impairment is greater than $1,000, the Company performs a full analysis to determine if the decline in fair value qualifies as an other-than-temporary impairment. The determination of other-than-temporary impairment requires significant judgment on the part of the Company and depends on several factors, including:

   o   The existence of any plans to sell the investment security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

   o The duration and extent to which fair value has been less than book value.

   o The reason for the decline in fair value (credit concerns, interest rates, etc.).

   o The financial condition and near term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and implications of rating agency actions.

   o The Company's intent to retain its investment in debt securities for a period of time sufficient to allow for an anticipated recovery in fair value.

   o The Company's intent and ability to retain its investment in equity securities for a period of time sufficient to allow for an anticipated recovery in fair value.

   o The Company's ability to recover all amounts due according to the contractual terms of the agreements.

   o The Company's collateral position, in the case of bankruptcy or restructuring.

Determinations of other-than-temporary impairments are made by a combination of financial accounting and investment professionals after consideration of all of the relevant factors, including but not limited to those noted above. These determinations are estimates which are subject to risks and uncertainties of variability. The Company's best estimate of expected future cash flows used to determine the credit loss amount on its debt securities is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the security. The Company's best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical default and recovery rates, credit ratings, current delinquency rates, and loan-to-value ratios. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral.

For impaired debt securities (i.e. debt securities whose fair value is less than amortized cost), where either the Company has the intent to sell the securities before the fair value recovers or the Company believes it is more likely than not that it will be required to sell the securities before the fair values recovers, the impairment is determined to be an other-than-temporary impairment ("OTTI"). At the time such determination is made, the Company records a realized loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis.

For impaired debt securities, where the Company does not have the intent to sell or does not believe it is more likely than not that it will be required to sell such debt securities, but where the Company believes it is probable it will not recover its amortized cost, the difference between the fair value and amortized cost is an OTTI. For these impairments the Company must bifurcate that portion of the loss that is attributable to credit and that portion which is considered non-credit. The credit portion of the OTTI is the difference between the present value of the expected future cash flows and amortized cost. The gross OTTI is displayed on the statement of operations, with the non-credit portion shown as subtracted and reallocated to accumulated other comprehensive loss, resulting in only the credit portion of the OTTI being charged to income.

For those equity securities where the decline in the fair value is deemed to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The previous cost basis less the impairment becomes the security's new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are systematically restricted from trading.

In early 2010, management made the decision to sell substantially all of its publicly traded equity securities, which had a fair value on December 31, 2009 of $71,339. Because the Company no longer had the intent to hold these

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

securities until the price recovered, CUNA Mutual recognized an impairment loss in the 2009 consolidated financial statements of $20,663. Subsequent 2010 sales of those securities did not result in significant realized investment gains or losses.

For certain securitized financial assets with contractual cash flows, the Company is required to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge is recognized. The Company also considers its intent to retain a temporarily impaired security until recovery. Estimating future cash flows is a judgment process involving both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

A rollforward of the amount of the credit component of OTTI related to debt securities recognized in retained earnings is presented in the following table:

============================================================================================

                                                                                CREDIT OTTI
--------------------------------------------------------------------------------------------
Beginning balance of credit losses on debt securities at April 1, 2009         $   (439,879)

Additions for credit impairments recognized on:
    Securities not previously impaired                                              (75,531)
    Securities previously impaired                                                  (50,225)
Reductions for credit impairments previously recognized:
    Securities that matured or were sold during the period                          172,909
--------------------------------------------------------------------------------------------

Ending balance at December 31, 2009                                            $   (392,726)
============================================================================================

The provision for other-than-temporary impairments in 2009 ($240,389) was less than the provision in 2008 ($441,035) and greater than the provision in 2007 ($148,301). As shown in the table on the next page the vast majority of the Company's charges for other-than-temporary impairments have been attributable to residential mortgage-backed securities and, to a lesser extent, commercial mortgage-backed securities and non-mortgage, asset-backed securities and other securities. The significant increase in the provision for these losses over the past three years, and particularly in 2008, is due to a number of significant factors and downward trends in the general economy and financial markets, which have negatively affected the values of virtually all financial investments. The most significant factor contributing to the losses in 2009, 2008 and 2007 is the severe decrease in residential real estate values.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2009. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and greater understanding of economic trends develop. However, interpreting the effects and extent of the current market turmoil--particularly the decline in residential home values, the nature and effect of the government's actions, the overall employment trends, and the availability of credit--is a very complex estimation process and the predictive usefulness of historical trends is not known. Consistent with the Company's past practices, additional loss provisions will be

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

recorded as appropriate and as determined by the Company's regular monitoring procedures of additional facts. In light of the variables involved, such additional provisions could be material.

The following table identifies the Company's other-than-temporary impairments by type of investment as of December 31:

===================================================================================================

                                                     2009               2008               2007
---------------------------------------------------------------------------------------------------
Domestic corporate securities                    $    (18,650)     $    (27,590)       $    (3,024)
Foreign government securities                               -                 -               (261)
States and Political subdivisions                           -               (27)                 -
Mortgage-backed securities:
   Residential mortgage-backed
        Prime                                         (16,241)             (844)              (938)
        Alt-A                                         (87,463)         (120,608)           (18,978)
        Sub-prime                                     (19,902)          (59,871)           (76,162)
        Other                                            (203)           (3,995)              (974)
Commercial mortgage-backed                                (30)                -             (1,900)
Non-mortgage asset-backed securities
        Collateralized debt obligations               (34,025)         (199,968)           (40,600)
        Other                                         (27,664)           (1,113)               (74)
Foreign corporate securities                                -            (7,837)              (424)
---------------------------------------------------------------------------------------------------
Total debt securities                                (204,178)         (421,853)          (143,335)

Equity securities                                     (31,206)          (19,182)            (4,966)
Mortgage loans                                         (5,005)                -                  -
---------------------------------------------------------------------------------------------------

Total other than temporary
   impairment losses                             $   (240,389)     $   (441,035)       $  (148,301)
===================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NET UNREALIZED INVESTMENT GAINS (LOSSES)

The components of net unrealized investment gains (losses) included in accumulated other comprehensive loss at December 31 were as follows:

===================================================================================================

                                                     2009               2008               2007
---------------------------------------------------------------------------------------------------
Debt securities                                  $   (280,745)     $   (779,099)       $  (241,270)
Equity securities                                      (1,393)          (57,408)            25,249
Derivatives                                             6,352            56,988             (2,471)
Deferred policy acquisition cost adjustments              423            56,740             16,984
Deferred income taxes                                  91,340           239,085             67,060
Other, including minority interest                     (1,368)           (4,047)             5,284
---------------------------------------------------------------------------------------------------

Net unrealized investment gains (losses)         $   (185,391)     $   (487,741)       $  (129,164)
===================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table presents fair value and unrealized losses for the Company's available for sale debt securities and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2009.

=================================================================================================================================

                                       MONTHS IN UNREALIZED LOSS POSITION
                            ---------------------------------------------------------
                                  LESS THAN                        TWELVE
                                TWELVE MONTHS                 MONTHS OR GREATER                      TOTAL
---------------------------------------------------------------------------------------------------------------------------------
                                            UNREALIZED                    UNREALIZED                    UNREALIZED    UNREALIZED
DEBT SECURITIES              FAIR VALUE        LOSS        FAIR VALUE        LOSS        FAIR VALUE        LOSS       OTTI LOSSES
---------------------------------------------------------------------------------------------------------------------------------
U.S. government
   and agencies             $     37,601   $      2,620   $     35,715   $     11,616   $     73,316   $     14,236   $         -
States and political
   subdivisions                  168,620          2,704         42,309          3,084        210,929          5,788             -
Foreign government
   securities                      4,163            399          4,043            117          8,206            516             -
Domestic corporate
   securities                    661,525         13,391        385,116         42,291      1,046,641         55,682         2,641

Mortgage-backed
   securities:
     Residential
       mortgage-backed           482,667         21,705        247,689        101,267        730,356        122,972        62,152
     Commercial
       mortgage-backed            51,809            444        122,031        125,490        173,840        125,934         6,754

Asset backed non-
   mortgage-backed
   securities:
     Collateralized debt
       obligations                   207          2,587         27,125         92,075         27,332         94,662        13,800
     Other                             -              -         28,193          3,491         28,193          3,491             -

Foreign corporate
   securities                    182,693          4,960         36,970          3,421        219,663          8,381             -
---------------------------------------------------------------------------------------------------------------------------------

Total of debt securities    $  1,589,285   $     48,810   $    929,191   $    382,852   $  2,518,476   $    431,662   $    85,347
=================================================================================================================================

Equity securities           $      2,928   $      2,424   $     33,286   $      7,407   $     36,214   $      9,831   $         -
=================================================================================================================================

Total temporarily
   impaired securities      $  1,592,213   $     51,234   $    962,477   $    390,259   $  2,554,690   $    441,493   $    85,347
=================================================================================================================================

At December 31, 2009, the Company owned 955 debt securities with a fair value of $2,518,476 in an unrealized investment loss position. Of these, 542, with a fair value of $929,191, have been in an unrealized loss position for twelve or more months. The $382,852 unrealized loss for debt securities with a loss period twelve months or greater represents an aggregate 29.2% price impairment. The price impairment on the remaining 413 debt securities is 3.0%. The total fair value of debt securities, which reflect an unrealized loss at December 31, 2009 and which are rated "investment grade," is $2,186,805 or 86.8% of the total fair value of all debt securities which reflect an unrealized loss at December 31, 2009. For these purposes "investment grade" is defined by the Company to be securities rated BBB or greater.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

At December 31, 2009, the Company owned 29 stocks with a fair value of $36,214 in an unrealized loss position. Of these, 21 with a fair value of $33,286 have been in an unrealized position for more than twelve months; the unrealized loss on these securities represents an 18.2% price impairment.

Commercial mortgage-backed securities ("CMBS") represent the largest unrealized loss for twelve months or greater at December 31, 2009. The Company has performed forward-looking stress scenarios on its CMBS portfolio. As of December 31, 2009, based on these analyses, the Company did not take impairments on this portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table presents fair value and unrealized losses for the Company's available for sale debt securities and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2008.

===================================================================================================================

                                       MONTHS IN UNREALIZED LOSS POSITION
                            ---------------------------------------------------------
                                  LESS THAN                        TWELVE
                                TWELVE MONTHS                 MONTHS OR GREATER                      TOTAL
-------------------------------------------------------------------------------------------------------------------
                                            UNREALIZED                    UNREALIZED                    UNREALIZED
DEBT SECURITIES              FAIR VALUE        LOSS        FAIR VALUE        LOSS        FAIR VALUE        LOSS
-------------------------------------------------------------------------------------------------------------------
U.S. government
  and agencies              $   255,552    $      2,371   $          -   $          -   $    255,552   $      2,371
States and political
  subdivisions                  260,438          20,008          7,192          2,337        267,630         22,345
Foreign government
  securities                     48,034           5,936              -              -         48,034          5,936
Domestic corporate
  securities                  1,388,306         211,317        114,516         63,985      1,502,822        275,302

Mortgage-backed
  securities:
     Residential
       mortgage-backed          298,682          76,586         78,359        102,061        377,041        178,647
     Commercial
       mortgage-backed          223,613          69,161         34,218         67,412        257,831        136,573

Asset backed non-
  mortgage-backed
  securitites
     Collateralized debt
       obligations               19,784          36,390         21,463         79,822         41,247        116,212
     Other                       66,565           6,496          9,033          5,994         75,598         12,490

Foreign corporate
  securities                    417,042          68,551         35,249         15,767        452,291         84,318
-------------------------------------------------------------------------------------------------------------------

Total of debt securities    $ 2,978,016    $    496,816   $    300,030   $    337,378   $  3,278,046   $    834,194
===================================================================================================================

Equity securities           $    91,931    $     46,491   $     19,725   $     13,414   $    111,656   $     59,905
===================================================================================================================

Total temporarily
  impaired securities       $ 3,069,947    $    543,307   $    319,755   $    350,792   $  3,389,702   $    894,099
===================================================================================================================

At December 31, 2008, the Company owned 1,715 debt securities with a fair value of $3,278,046 in an unrealized investment loss position. Of these, 270, with a fair value of $300,030, have been in an unrealized loss position for twelve or more months. The $337,378 unrealized loss for debt securities with a loss period twelve months or greater represents an aggregate 52.9% price impairment. The price impairment on the remaining 1,445 debt securities is 14.3%. The total fair value of debt securities, which reflect an unrealized loss at December 31, 2008

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

and which are rated "investment grade," is $2,985,436 or 91.1% of the total fair value of all debt securities which reflect an unrealized loss at December 31, 2008. For these purposes "investment grade" is defined by the Company to be securities rated BBB or greater.

At December 31, 2008, the Company owned 76 stocks with a fair value of $111,656 in an unrealized loss position. Of these, 13 with a fair value of $19,725 have been in an unrealized position for more than twelve months; the unrealized loss on these securities represents a 40.5% price impairment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table summarizes the amortized cost and fair value of the Company's mortgage and asset-backed securities ("structured securities") which have an unrealized loss at December 31, 2009. The table further shows the number of months the structured securities have been in an unrealized loss position and the extent of impairment (percent of impairment=unrealized loss/amortized cost). Also shown are the number of structured securities involved.

================================================================================================================

                                                             FAIR VALUE BY PERCENT OF IMPAIRMENT
                                             -------------------------------------------------------------------
                                AMORTIZED                                                             GREATER
                                   COST         TOTAL       UNDER 20%       20-49%       50-80%       THAN 80%
----------------------------------------------------------------------------------------------------------------
Residential
  mortgage-backed:
    Six months or less        $    476,185   $   462,195   $   460,151   $       805   $    1,026   $        213
    Greater than six
      to twelve months              28,187        20,472        17,721           366        2,385              -
    Greater than
      twelve months                348,956       247,689       140,508        94,816        9,219          3,146
----------------------------------------------------------------------------------------------------------------
Total residential
  mortgage-backed                  853,328       730,356       618,380        95,987       12,630          3,359
----------------------------------------------------------------------------------------------------------------
  Number of securities                               134            77            29           15             13
Commercial
  mortgage-backed:
    Six months or less              49,219        48,821        48,821             -            -              -
    Greater than six
      to twelve months               3,034         2,988         2,988             -            -              -
    Greater than
      twelve months                247,521       122,031        47,821        33,891       37,513          2,806
----------------------------------------------------------------------------------------------------------------
Total commercial
  mortgage-backed                  299,774       173,840        99,630        33,891       37,513          2,806
----------------------------------------------------------------------------------------------------------------
  Number of securities                                41            14             6           13              8
Collateralized debt
  obligations
    Greater than six
      to twelve months               2,794           207             -             -           39            168
    Greater than
      twelve months                119,200        27,125           251        12,388        8,500          5,986
----------------------------------------------------------------------------------------------------------------
Total Collateralized debt
  obligations                      121,994        27,332           251        12,388        8,539          6,154
----------------------------------------------------------------------------------------------------------------
  Number of securities                                22             1             3            5             13
Other structured
  securities
    Greater than
      twelve months                 31,684        28,193        17,844        10,349            -              -
----------------------------------------------------------------------------------------------------------------
Total Other structured
  securities                        31,684        28,193        17,844        10,349            -              -
----------------------------------------------------------------------------------------------------------------
  Number of securities                                 5             3             2            -              -
Total:
  Six months or less               525,404       511,016       508,972           805        1,026            213
  Greater than six
    to twelve months                34,015        23,667        20,709           366        2,424            168
  Greater than
    twelve months                  747,361       425,038       206,424       151,444       55,232         11,938
----------------------------------------------------------------------------------------------------------------
  Total number of securities                         202            95            40           33             34

  Total                       $  1,306,780   $   959,721   $   736,105   $   152,615   $   58,682   $     12,319
================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table summarizes the amortized cost and fair value of the Company's mortgage and asset-backed securities ("structured securities") which have an unrealized loss at December 31, 2008. The table further shows the number of months the structured securities have been in an unrealized loss position and the extent of impairment (percent of impairment=unrealized loss/amortized cost). Also shown are the number of structured securities involved.

================================================================================================================

                                                             FAIR VALUE BY PERCENT OF IMPAIRMENT
                                             -------------------------------------------------------------------
                                AMORTIZED                                                             GREATER
                                   COST         TOTAL       UNDER 20%       20-49%       50-80%       THAN 80%
----------------------------------------------------------------------------------------------------------------
Residential
  mortgage-backed:
    Six months or less        $    177,834   $   157,744   $   120,795   $    36,949   $        -   $          -
    Greater than six
      to twelve months             197,434       140,938        46,135        90,984        3,819              -
    Greater than
      twelve months                180,420        78,359        22,869        30,372       19,265          5,853
----------------------------------------------------------------------------------------------------------------
Total residential
  mortgage-backed                  555,688       377,041       189,799       158,305       23,084          5,853
----------------------------------------------------------------------------------------------------------------
  Number of securities                               100            55            30            9             6
Commercial
  mortgage-backed:
    Six months or less             225,656       183,909       154,268        18,329       10,888            424
    Greater than six
      to twelve months              67,118        39,704         6,161        26,147        6,768            628
    Greater than
      twelve months                101,630        34,218             -        17,817       10,576          5,825
----------------------------------------------------------------------------------------------------------------
Total commercial
  mortgage-backed                  394,404       257,831       160,429        62,293       28,232          6,877
----------------------------------------------------------------------------------------------------------------
  Number of securities                                55            25            11           12             7
Collateralized debt
  obligations
    Six months or less              21,915         4,961         2,155             -            -          2,806
    Greater than six
      to twelve months              34,259        14,823             -         9,791        3,529          1,503
    Greater than
      twelve months                101,285        21,463             -             -       16,500          4,963
----------------------------------------------------------------------------------------------------------------
Total non-mortgage
  asset-backed securities          157,459        41,247         2,155         9,791       20,029          9,272
----------------------------------------------------------------------------------------------------------------
  Number of securities                                28             6             2            9             11
Non-mortgage
  asset-backed securities:
    Six months or less              73,061        66,565        60,484         6,081            -              -
    Greater than
      twelve months                 15,027         9,033             -         9,033            -              -
----------------------------------------------------------------------------------------------------------------
Total non-mortgage
  asset-backed securities           88,088        75,598        60,484        15,114            -              -
----------------------------------------------------------------------------------------------------------------
  Number of securities                                27            24             2            1              -
Total:
  Six months or less               498,466       413,179       337,702        61,359       10,888          3,230
  Greater than six
    to twelve months               298,811       195,465        52,296       126,922       14,116          2,131
  Greater than
    twelve months                  398,362       143,073        22,869        57,222       46,341         16,641
----------------------------------------------------------------------------------------------------------------
  Total number of securities                         210           110            45           31             24

  Total                       $  1,195,639   $   751,717   $   412,867   $   245,503   $   71,345   $     22,002
================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

INVESTMENT CREDIT RISK

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established exposure limits, diversification standards, and review procedures to mitigate credit risk. The Company's largest ten exposures by fair value to a single credit exposure, other than the United States government or agencies backed by the full faith and credit of the United States government, at December 31, 2009 are as follows:

======================================================================================

                                       AVERAGE            AMORTIZED
                                    CREDIT RATING           COST           FAIR VALUE
--------------------------------------------------------------------------------------
American Capital Strategies               B             $    31,417       $    31,224
BP Capital Markets PLC                   AA+                 30,377            30,727
Spartech Corporation                     BBB-                29,272            30,327
Procter & Gamble Co                      AA-                 26,883            27,767
United Parcel Service                    AA-                 21,250            22,328
Oracle Corp                               A                  21,355            21,524
Coca-Cola Co                              A+                 20,589            21,189
Chevron Corp                              AA                 19,988            21,021
Cisco Systems                             A+                 21,399            20,868
Shell International Finance              AA+                 20,015            20,776
-------------------------------------------------------------------------------------
                                                         $  242,545       $   247,751
=====================================================================================

The Company's largest ten unrealized loss positions, at December 31, 2009 are as follows:

======================================================================================

                                         AMORTIZED COST   FAIR VALUE   UNREALIZED LOSS
--------------------------------------------------------------------------------------
G-Force LLC 2005                         $       19,999   $    4,329   $      (15,671)
Capital Trust Re CDO 2005-3A                     20,978        8,711          (12,267)
Greenwich Capital Comm Fndg 2006-RR1             15,285        3,358          (11,927)
JER CDO 2005-1A                                  10,987          928          (10,058)
Alesco Preferred Funding 10X                      9,998          131           (9,867)
Morgan Stanley Capital 2005-6                    12,454        3,200           (9,254)
Bank of America Alt. Loan Trust 2005-6           22,098       12,887           (9,210)
Wachovia Bank Comm Mtg Tr 2004-C14               14,284        5,149           (9,135)
Multi-Security Asset Trust 2005-RR4A             12,551        4,662           (7,890)
Morgan Stanley Capital 2005-RR6                   8,070          597           (7,472)
--------------------------------------------------------------------------------------
                                         $      146,704   $   43,952   $     (102,751)
======================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

DERIVATIVE FINANCIAL INSTRUMENTS

Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; to reduce interest rate risks of long-term assets; to manage exposure to various credit, currency and market risks; and to manage exposure to various equity and fixed income market sectors.

The following table provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments at December 31, 2009:

=======================================================================================================================

                                                                            BALANCE                           BALANCE
                                   FAIR        NOTIONAL     FAIR VALUE       SHEET          FAIR VALUE        SHEET
                                   VALUE        AMOUNT        ASSETS        LOCATION        LIABILITIES      LOCATION
-----------------------------------------------------------------------------------------------------------------------
Derivatives designated as
  hedging instruments:
                                                                           Other invested                     Accounts
    Financial futures            $    4,397   $   146,809   $     4,560  assets             $       163     payable
                                                                           Other invested                     Accounts
    Cross currency swaps                589        37,989         1,396  assets                     807     payable
                                                                           Other invested
    Interest rate swaps               3,967        60,845         3,967  assets                       -
-----------------------------------------------------------------------                     -----------
Total derivatives designated
  as hedging instruments              8,953       245,643         9,923                             970
-----------------------------------------------------------------------                     -----------

Derivatives not designated
  as hedging instruments:
                                                                           Other invested                     Accounts
    Financial futures                (2,653)      305,564           596  assets                   3,249     payable
                                                                           Other invested                     Accounts
    Purchased option contracts       70,086       345,974        70,086  assets                       -     payable
                                                                           Other invested                     Accounts
    Written option contracts        (51,832)        1,388             -  assets                  51,832     payable
-----------------------------------------------------------------------                     -----------
Total derivatives not designated
  as hedging instruments             15,601       652,926        70,682                          55,081
-----------------------------------------------------------------------                     -----------

Total derivative financial
     instruments                 $   24,554   $   898,569   $    80,605                     $    56,051
=======================================================================                     ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments at December 31, 2008:

=======================================================================================================================

                                                                            BALANCE                          BALANCE
                                   FAIR        NOTIONAL     FAIR VALUE       SHEET          FAIR VALUE         SHEET
                                   VALUE        AMOUNT        ASSETS        LOCATION        LIABILITIES      LOCATION
-----------------------------------------------------------------------------------------------------------------------
Derivatives designated as
  hedging instruments:
                                                                           Other invested                     Accounts
   Financial futures             $  (3,428)   $    55,846   $         -  assets             $     3,428     payable
                                                                           Other invested                     Accounts
   Cross currency swaps              8,352         37,989         8,352  assets                       -     payable
-----------------------------------------------------------------------                     -----------
Total derivatives designated
  as hedging instruments             4,924         93,835         8,352                           3,428
-----------------------------------------------------------------------                     -----------
Derivatives not designated
  as hedging instruments:
                                                                           Other invested                     Accounts
   Financial futures               (10,799)       248,832           115  assets                  10,914     payable
                                                                           Other invested                     Accounts
   Purchased option contracts       11,737        280,733        11,737  assets                       -     payable
                                                                           Other invested                     Accounts
   Written option contracts         (8,902)         2,808             -  assets                   8,902     payable
-----------------------------------------------------------------------                     -----------
Total derivatives not designated
  as hedging instruments            (7,964)       532,373        11,852                          19,816
-----------------------------------------------------------------------                     -----------

Total derivative financial
    instruments                  $  (3,040)   $   626,208   $    20,204                     $    23,244
=======================================================================                     ===========

Futures Contracts: Futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges. The Company assesses the effectiveness of foreign currency fair value hedges based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and recognized in earnings. Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency futures contracts were effective in 2009 and 2008. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. The ineffectiveness in a fair value hedge is calculated as the extent that the change in the fair value of hedging instrument does not offset the change in the fair value of the hedged item.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The Company utilizes short positions in foreign currency futures to hedge a portion of its net assets in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates and designates these futures as net investment hedges. The Company assesses the effectiveness of the foreign net investment hedges based on the changes in forward exchange rates. When deemed effective, changes in fair value of the foreign currency futures are recorded in accumulated other comprehensive loss. The amounts in accumulated other comprehensive loss will be reclassified into earnings in the same periods during which the hedged forecasted transactions affect earnings. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. Based on this assessment of effectiveness, the foreign net investment hedge using short foreign currency futures contracts were effective in 2009 and 2008.

Foreign currency futures and equity futures that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting. All changes in the fair value of undesignated foreign currency futures are recorded in net realized investment losses.

Currency Forwards: Currency forward contracts are a commitment to purchase or deliver currency in the future at a predetermined price and time. The Company utilizes short positions in foreign currency forwards to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency forwards designated as hedging the foreign currency risk of foreign currency denominated long-term bonds are classified as foreign currency fair value hedges. The Company assesses the effectiveness of the foreign currency fair value hedge based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and currently recognized in earnings. Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency forward contracts were highly effective in 2009 and 2008. If the foreign currency forwards were not deemed highly effective, the change in fair value of the foreign currency forwards would be recorded in net realized investment losses with no offset from the hedged item. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. The ineffectiveness in a fair value hedge is calculated as the extent that the change in the fair value of hedging instrument does not offset the change in the fair value of the hedged item.

Foreign currency forwards hedging foreign currency denominated bonds that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting. All changes in the fair value of undesignated foreign currency forwards are recorded in net realized investment losses.

Cross Currency Swaps: Under cross currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The Company designates the cross currency swaps as foreign currency cash flow hedges when the swaps are deemed highly effective. The changes in fair value of the cross currency swaps attributable to the hedged risk is recorded in accumulated other comprehensive loss to an extent it is effective. The amounts in accumulated other comprehensive loss will be reclassified into earnings in the same periods during which the hedged forecasted transactions affect earnings. If the cross currency swaps were not deemed highly effective, the change in fair value of the cross currency swaps would be recorded in net realized investment losses. Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency forward contracts were highly effective in 2009 and 2008.

Interest Rate Swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally no cash

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

is exchanged at the outset of the contract and no principal payments are made by either party. The interest rate swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date.

The Company enters into certain interest rate swaps designated as cash flow hedges. The Company assesses the effectiveness of cash flow hedges based on a comparison of the change in fair value of the actual swap to the change in fair value of a "perfect" hypothetical swap which has terms that identically match the critical terms of the hedged items. Based on this assessment of effectiveness, the cash flow hedges were highly effective in 2009 and 2008. Accordingly, the fair value of the actual swap was recorded at fair value on the balance sheet and accumulated other comprehensive loss was adjusted to the lesser of the actual swap fair value or the hypothetical swap's fair value. If the amount in accumulated other comprehensive loss was limited to the hypothetical swap's fair value, the difference was recorded in net realized investment losses. The amounts in accumulated other comprehensive loss will be reclassified into earnings in the same periods during which the hedged forecasted transactions affect earnings. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment losses with no offset from the hedged items. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment losses.

The Company enters into certain interest rate swaps designated as fair value hedges. The Company assesses the effectiveness of fair value hedges based on the changes in fair value attributable to changes in the benchmark interest rate. Based on this assessment of effectiveness, the fair value hedges were highly effective in 2009 and 2008. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment losses with no offset from the hedged item. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment losses.

Options: Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company issues market index certificates, equivalent to a written option. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of an equity index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

The Company also purchases over-the-counter call options to mitigate the risk of returns offered to policyholders who purchase equity indexed annuities. Net gains (losses) of $8,547, ($13,823) and $459 were recorded to net realized investment losses in 2009, 2008 and 2007, respectively.

The Company issues equity-indexed annuity contracts that guarantee a return of principal to the customer and credit interest based on certain indices, primarily the S&P 500 Index. A portion of the premium from each customer is invested in investment grade fixed income securities and is intended to cover the minimum guaranteed value due to the customer at the end of the term. A portion of the premium is used to purchase over-the-counter call options to hedge the potential growth in interest credited to the customer as a direct result of the increases in the related indices.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding embedded derivatives and the offset of the hedged item in an effective hedge for the years ended December 31:

========================================================================================================================

                                                                                                              INCOME
                                                                                                             STATEMENT
                                                                  2009           2008          2007          LOCATION
------------------------------------------------------------------------------------------------------------------------
Net investment income, reclassed from
  accumulated other comprehensive income (loss):
       Cross currency swaps, cash flow hedge                  $         -    $         -   $    (2,208)   Other income
       Interest rate swaps, cash flow hedge                         1,424            317           148    Other income
-------------------------------------------------------------------------------------------------------

Total derivatives reclassed to net investment income                1,424            317        (2,060)
-------------------------------------------------------------------------------------------------------

Net realized investment gains (losses):

                                                                                                          Operating and
  Currency futures, fair value hedge                               (15,413)       13,245       (10,065)   other expenses
  Currency futures, ineffectiveness in hedge                          (250)          307          (268)   Other income
  Currency futures, net investment hedge                            17,001             -             -    Other income
  Currency futures, non-qualifying                                  (3,604)        1,271       (10,377)   Other income
  Currency forwards, non-qualifying                                      -           (14)         (171)   Other income
  Equity futures, non-qualifying                                   (79,295)      (10,736)          333    Other income

                                                                                                          Operating and
  Interest rate swaps, fair value hedge                              3,967        (1,706)       (1,927)   other expenses
  Interest rate swaps, ineffectiveness in hedge                          -          (366)         (173)   Other income
  Interest rate swaps, non-qualifying                                    -             -             -    Other income
  Options, non-qualifying                                            4,969       (13,867)          370    Other income
-------------------------------------------------------------------------------------------------------

Total net realized investment gains (losses) on derivatives        (72,625)      (11,866)      (22,278)
-------------------------------------------------------------------------------------------------------

Accumulated other comprehensive income (loss):
  Currency futures, net investment hedge                           (41,449)       44,525        (1,783)   Other income
  Cross currency swaps, cash flow hedge                             (7,762)        9,843        (3,896)   Other income
  Interest rate swaps, cash flow hedge                                   -         5,408         1,571    Other income
-------------------------------------------------------------------------------------------------------

Total accumulated other comprehensive
  income (loss) on derivatives                                     (49,211)       59,776        (4,108)
-------------------------------------------------------------------------------------------------------

Total derivative impact                                       $   (120,412)  $    48,227   $   (28,446)
=======================================================================================================

Income (loss) on derivative activity is included in other income for all activity, except for currency futures-fair value hedge and interest rate swaps-fair value hedge which are included with operating and other expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table presents the components of accumulated other comprehensive loss, before income tax, related to cash flow hedges as of December 31:

===================================================================================================

                                                      2009               2008              2007
---------------------------------------------------------------------------------------------------
Unrealized gain (loss) on derivatives included
  in accumulated other comprehensive loss as
  of January 1                                    $    56,988       $    (2,471)       $      (423)

Gains (losses) deferred in accumulated other
   comprehensive loss on the effective portion
   of cash flow hedges                                (49,211)           59,776             (4,108)
Amounts reclassified to net investment income          (1,424)             (317)             2,060
---------------------------------------------------------------------------------------------------

Unrealized gain (loss) on derivatives included
  in accumulated other comprehensive loss as of
  December 31                                     $     6,353       $    56,988        $    (2,471)
===================================================================================================

The Company estimates that $956 will be reclassed in 2010 from accumulated other comprehensive loss to net investment income as contractual cash flows on cross currency swaps are settled and from cash flows on interest rate swaps designated as cash flow hedges that were terminated in 2009. The Company is hedging its exposure to the variability in future cash flows for a maximum of ten years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap and forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and, in the opinion of management, have little or no counterparty risk.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

EMBEDDED DERIVATIVES

The Company issues products that contain embedded derivatives including equity indexed annuities and guarantees contained in variable annuity policies. Such embedded derivatives are required to be separated from their host contracts and accounted for at fair value. The following table presents the fair value of embedded derivatives, which are reported as part of policyholder account balances in the consolidated balance sheets, as of December 31:

===================================================================================================

                                                                           2009            2008
---------------------------------------------------------------------------------------------------
Equity indexed annuities                                               $      29,048   $     20,272
Guarantees on variable annuities                                               8,442          8,851
---------------------------------------------------------------------------------------------------

Total embedded derivatives                                             $      37,490   $     29,123
===================================================================================================

The following table presents changes in fair value related to embedded derivatives for the years ended December 31:

===================================================================================================

                                                          2009             2008             2007
---------------------------------------------------------------------------------------------------
Net realized investment gains (losses)               $      8,367    $        5,424    $          -
Interest credited to policyholder account balances              -                 -           1,136
===================================================================================================

FAIR VALUE MEASUREMENT

The Company adopted FASB ASC 820 Fair Value Measurements and Disclosures ("FASB ASC 820") effective January 1, 2008. FASB ASC 820 defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and enhances disclosures about fair value measurements. FASB ASC 820 provides guidance on how to measure fair value when required under existing accounting standards.

The Company applied the provisions of FASB ASC 820 in the 2008 consolidated financial statements. The Company's adoption of FASB ASC 820 did not materially impact the fair values of its financial instruments. The Company did not apply FASB ASC 820 to nonfinancial assets and liabilities as permitted by FASB ASC 820-10- 15 and FASB ASC 820-10-50-8A.

FASB ASC 820 establishes a fair value hierarchy that prioritized the inputs to valuation techniques used to measure fair value into three broad levels. In accordance with FASB ASC 820, we have categorized our financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

   o Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date (for example, U.S. Government securities and active exchange-traded equity securities).

   o Level 2: Inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

       (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means. (for example, certain corporate and municipal bonds and certain preferred stocks).

   o Level 3: Inputs are unobservable inputs reflecting the Company's estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (for example, certain structured securities and privately held investments).

For purposes of applying the provisions of FASB ASC 820, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company's estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In periods of market turmoil, such as that existing at year end 2009 and 2008, the ability to observe prices and inputs may be reduced for many investments, which in turn could cause an investment to be reclassified from Level 1 to Level 2 or from Level 2 to Level 3. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The availability of observable inputs varies by investment. The availability can also be significantly affected by illiquid or disrupted markets such as the market at December 31, 2008 and, to a somewhat lesser extent, at December 31, 2009. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The hierarchy requires the use of market observable information when available for assessing fair value. The following table summarizes the Company's assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2009.

===================================================================================================

ASSETS, AT FAIR VALUE                      LEVEL 1        LEVEL 2        LEVEL 3         TOTAL
---------------------------------------------------------------------------------------------------
Cash equivalents                        $    165,000   $          -   $          -   $     165,000
Debt securities:
    U.S. government and agencies             100,092          5,315              -         105,407
    States and political subdivisions              -        436,599              -         436,599
    Foreign government securities                  -         80,624              -          80,624
    Domestic corporate securities                  -      3,317,625         74,068       3,391,693
    Mortgage-backed securities:
       Residential mortgage-backed                 -        652,191        293,399         945,590
       Commercial mortgage-backed                  -        189,721         32,635         222,356
    Collateralized debt obligations                -              -         27,514          27,514
    Other structured securities                    -         96,194          5,077         101,271
    Foreign corporate securities                   -        798,479              -         798,479
---------------------------------------------------------------------------------------------------
       Total debt securities                 100,092      5,576,748        432,693       6,109,533

Equity securities                            130,303         27,159         22,904         180,366
Mortgage loans                                     -              -         50,218          50,218
Short-term investments                         3,497          4,569              -           8,066
Student loans receivable                           -              -         15,845          15,845
Derivative assets                              1,744         22,810              -          24,554
Separate account assets                            -      4,049,659              -       4,049,659
---------------------------------------------------------------------------------------------------

    Total assets                        $    400,636   $  9,680,945   $    521,660   $  10,603,241
===================================================================================================

===================================================================================================

LIABILITIES, AT FAIR VALUE                 LEVEL 1        LEVEL 2        LEVEL 3         TOTAL
---------------------------------------------------------------------------------------------------
Derivatives embedded in
    annuity contracts                   $          -   $          -   $     37,490   $      37,490
---------------------------------------------------------------------------------------------------

    Total liabilities                   $          -   $          -   $     37,490   $      37,490
===================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The hierarchy requires the use of market observable information when available for assessing fair value. The following table summarizes the Company's assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2008.

===================================================================================================

ASSETS, AT FAIR VALUE                      LEVEL 1        LEVEL 2        LEVEL 3         TOTAL
---------------------------------------------------------------------------------------------------
Cash equivalents                        $     69,533   $          -   $          -   $      69,533

Debt securities:
    U.S. government and agencies             375,226         82,911              -         458,137
    States and political subdivisions              -        327,685              -         327,685
    Foreign government securities                  -         99,693          1,103         100,796
    Domestic corporate securities                  -      2,029,126         76,822       2,105,948
    Mortgage-backed securities:
       Residential mortgage-backed                 -        549,078        369,621         918,699
       Commercial mortgage-backed                  -        251,248         51,729         302,977
    Collateralized debt obligations                -              -         44,591          44,591
    Other structured securities                    -         80,728          7,444          88,172
    Foreign corporate securities                   -        547,370         24,195         571,565
---------------------------------------------------------------------------------------------------
       Total debt securities                 375,226      3,967,839        575,505       4,918,570

Equity securities                            169,093          4,153         23,369         196,615
Mortgage loans                                     -              -         55,767          55,767
Short-term investments                       219,841          1,471              -         221,312
Student loans receivable                           -              -          8,159           8,159
Derivative assets                            (14,227)        11,187              -          (3,040)
Separate account assets                    3,284,611              -              -       3,284,611
---------------------------------------------------------------------------------------------------

    Total assets                        $  4,104,077   $  3,984,650   $    662,800   $   8,751,527
===================================================================================================

===================================================================================================

LIABILITIES, AT FAIR VALUE                 LEVEL 1        LEVEL 2        LEVEL 3         TOTAL
---------------------------------------------------------------------------------------------------
Derivatives embedded in
    annuity contracts                   $          -   $          -   $     29,123   $      29,123
---------------------------------------------------------------------------------------------------

    Total liabilities                   $          -   $          -   $     29,123   $      29,123
===================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

A summary of valuation techniques for classes of financial assets and liabilities by fair value hierarchy level are as follows:

Level 1 Measurements
--------------------
Cash equivalents: Consists of money market funds; valuation is based on the closing price as of the balance sheet date.

U.S. government and agencies: Consists of U.S. Treasury securities and debentures (non-MBS/ABS) issued by agencies of the U.S. government. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Short-term investments: Consists of U.S. Treasury securities and short-term domestic securities; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Derivative assets: Exchange traded derivatives (primarily futures and options) that are actively traded and are valued based on quoted prices for identical instruments in markets that are active. Other derivatives are reported in Level 2, as their fair value is based on inputs that are not directly observable and based on certain valuation inputs.

Separate account assets: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

Level 2 Measurements
--------------------
U.S. Government and agencies: Valued based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

States and political subdivisions: Consists of municipal general obligation and revenue bonds for which pricing is determined based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and comparable trades in the municipal bond markets.

Foreign government securities: Consists primarily of Canadian and Australian sovereign and provincial debentures. Valued based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Domestic corporate securities: Valued based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Residential mortgage-backed securities: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data, such as the U.S. Treasury curve.

Commercial mortgage-backed securities: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data, such as the U.S. Treasury curve.

Non-mortgage asset-backed securities: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Foreign corporate securities: Valued based on observable inputs such as the applicable, country-specific market yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Short-term investments: Consists of U.S. Treasury securities and short-term domestic securities; valuation is based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Derivatives: Consists of derivatives such as interest-rate swaps, currency forwards, and other over the counter derivatives used for hedging purposes. Valuation inputs having a material effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives markets. Exchange traded derivatives are reported in Level 1.

Separate account assets: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

Level 3 Measurements
--------------------
Foreign government securities: Valued based on unobservable inputs such as quoted prices for similar assets in markets that may not be active.

Domestic corporate securities: Valued based on unobservable inputs such as quoted prices from a third party for identical assets in markets that are not active and/or similar assets in markets that are active.

Residential mortgage-backed securities: Valuation is principally based on unobservable inputs including quoted prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Commercial mortgage-backed securities: Valuation is principally based on unobservable inputs including quoted prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Non-mortgage asset-backed securities: Valuation is principally based on unobservable inputs including quoted prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Foreign corporate securities: Valued based on unobservable inputs such as quoted prices from a third party for identical assets in markets that are not active and/or similar assets in markets that are active.

Equity securities - common and preferred stock, non-publicly traded: Consists of non-public securities primarily acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted when evidence is available to support adjustments. Such evidence includes change in value as a result of public offerings, market comparables, market liquidity, the investees' financial results, sales restrictions, or other items.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Mortgage loans: Consists of commercial mortgage loans; valuation is based on the loan interest rate compared to published rates of similar loans based on type, duration (including prepayment positions), and interest rate and by considering collateral values and credit risk of the borrower.

Student loans receivable: Valued based on discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Derivatives embedded in annuity contracts: The Company offers certain variable annuity products with guaranteed minimum benefit riders. These include guaranteed minimum withdrawal benefit ("GMWB") riders and guaranteed minimum accumulation benefit ("GMAB") riders. GMWB and GMAB riders are embedded derivatives, which are measured at fair value separately from the host variable annuity contract. Equity indexed annuities also contain an embedded derivative, the option on a stock index. Changes in fair value are reported in net realized investment losses.

The fair value for these embedded derivatives is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The Company projects cash flows from the derivatives under multiple capital market scenarios using observable risk free rates then includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These derivatives may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of the derivatives that could materially affect net income. See Embedded Derivatives within this Note for the impact to net income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table sets forth the fair values of assets classified as level 3 within the fair value hierarchy at December 31, 2009:

======================================================================================================================

                                            TOTAL REALIZED/UNREALIZED
                                             GAIN (LOSS) INCLUDED IN:
                                           ----------------------------
                                                                               NET
                              BALANCE                        OTHER          PURCHASES,                      BALANCE
                             JANUARY 1,                   COMPREHENSIVE    (SALES) AND     TRANSFER IN    DECEMBER 31,
                                2009       EARNINGS (1)      INCOME        (MATURITIES)    TO LEVEL 3       2009 (2)
----------------------------------------------------------------------------------------------------------------------
Debt securities             $    575,505   $  (166,134)   $      94,550    $   (46,306)   $    (24,922)   $    432,693
Equity securities                 23,369          (484)          (3,275)         3,261              33          22,904
Mortgage loans                    55,767             -            6,562        (12,111)              -          50,218
Student loans receivable           8,159        (1,840)               -          9,526               -          15,845
----------------------------------------------------------------------------------------------------------------------
   Total assets             $    662,800   $  (168,458)   $      97,837    $   (45,630)   $    (24,889)   $    521,660
======================================================================================================================

Derivatives embedded
   in annuity contracts     $     29,123   $     8,367    $           -    $         -    $          -    $     37,490
----------------------------------------------------------------------------------------------------------------------
   Total liabilities        $     29,123   $     8,367    $           -    $         -    $          -    $     37,490
======================================================================================================================

(1) Included in earnings is amortization of premium/discount, impairments, realized gains and losses and lapses associated with embedded derivatives.
(2) There were no material unrealized gains (losses) for the period included in earnings attributable to the fair value relating to assets and liabilities classified as level 3 that are still held at December 31, 2009.

The following table sets forth the fair values of assets classified as level 3 within the fair value hierarchy at December 31, 2008:

======================================================================================================================

                                            TOTAL REALIZED/UNREALIZED
                                             GAIN (LOSS) INCLUDED IN:
                                           ----------------------------
                                                                               NET
                              BALANCE                        OTHER          PURCHASES,                      BALANCE
                             JANUARY 1,                   COMPREHENSIVE    (SALES) AND     TRANSFER IN    DECEMBER 31,
                                2008       EARNINGS (1)      INCOME        (MATURITIES)    TO LEVEL 3       2008 (2)
----------------------------------------------------------------------------------------------------------------------
Debt securities             $    213,374   $  (198,546)   $      16,729    $   (16,092)   $     560,040   $    575,505
Equity securities                 19,404        (1,004)          (9,118)        14,087                -         23,369
Mortgage loans                         -        (3,336)               -         59,103                -         55,767
Student loans receivable               -          (530)               -          8,689                -          8,159
----------------------------------------------------------------------------------------------------------------------
     Total assets           $    232,778   $  (203,416)   $       7,611    $    65,787    $     560,040   $    662,800
======================================================================================================================

Derivatives embedded
     in annuity contracts   $     23,807   $     5,316    $           -    $         -    $           -   $     29,123
----------------------------------------------------------------------------------------------------------------------
     Total liabilities      $     23,807   $     5,316    $           -    $         -    $           -   $     29,123
======================================================================================================================

(1) Included in earnings is amortization of premium/discount, impairments, realized gains and losses and lapses associated with embedded derivatives.
(2) There were no material unrealized gains (losses) for the period included in earnings attributable to the fair value relating to assets and liabilities classified as level 3 that are still held at December 31, 2008.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

FAIR VALUE MEASUREMENT - NONRECURRING BASIS

Certain assets and liabilities are measured at fair value on a nonrecurring basis; that is, the assets and liabilities are not measured at fair value on an ongoing basis but are subject to fair value adjustments only in certain circumstances. Other than the remeasurement of the Company's equity interest in Producers AG Insurance Group, Inc. detailed in Note 16, the Company had no assets or liabilities that required a fair value adjustment as of December 31, 2009 or 2008.

FAIR VALUE OPTION AND STUDENT LOANS

The Company elected the fair value option with respect to all student loans receivable to better reflect their economics. These loans are included in other invested assets at December 31, 2009 and 2008.

The fair value and the aggregate unpaid principal balance of the Company's student loans for which the fair value option has been elected at December 31, 2009 and 2008 are as follows:

===================================================================================================

                                                                           2009            2008
---------------------------------------------------------------------------------------------------
Fair value                                                             $   16,768      $     8,343
Aggregate contractual principal amount outstanding                         19,001            8,862
---------------------------------------------------------------------------------------------------
Fair value (under) aggregate contractual
    principal amount outstanding                                       $   (2,233)     $      (519)
===================================================================================================

The fair values of the student loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. In addition the Company makes assumptions regarding the default rate, prepayment rate and market rate. Loans with similar characteristics are aggregated for purposes of the calculations. The change in the fair value of the loans is included in net realized investment losses in the accompanying consolidated statement of operations. Interest income is recorded on an accrual basis and is included in net investment income. At December 31, 2009 $1,440 of loans were in repayment status with an immaterial amount of loans past due.

SECURITIES ON DEPOSIT/ASSETS DESIGNATED

Iowa law requires that assets equal to a life insurer's legal reserve must be designated for the Iowa Department of Commerce, Insurance Division. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. At December 31, 2009 and 2008, bonds and notes, mortgage loans and policy loans with a carrying value of $5,960,101 and $5,133,615, respectively, were accordingly designated for Iowa. Other regulatory jurisdictions require cash and securities to be deposited for the benefit of policyholders. Pursuant to these requirements, securities with a fair value of $50,370 and $38,578 were on deposit as of December 31, 2009 and 2008, respectively.

A subsidiary of the Company entered into a one year unsecured revolving credit facility agreement with JP Morgan Chase Bank in 2009, to which the Company serves as guarantor. The Company, as guarantor, is required to comply with financial covenants including a maximum ratio of total debt to policyholders' surplus, a minimum statutory risk-based capital ratio, and minimum statutory surplus. As of December 31, 2009 the Company has pledged assets of $42,535 to guarantee this agreement. See Note 12, Notes Payable, for a further description of this agreement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The Company entered into a modified coinsurance agreement in 2008. For 2009 the amount deposited was increased by $10,000 and the rate was increased by 8%. Under the terms of the coinsurance agreement the risk of loss is not sufficiently transferred to the reinsurer. Accordingly, the agreement is accounted for using the deposit method. As part of the agreement the Company is required to maintain certain assets according to guidelines contained in the agreement. These assets are managed according to guidelines contained in the agreement and provide the basis for investment income to be earned and paid to the reinsurer.

ASSET RESTRICTIONS

At December 31, 2009 and 2008, $42,845 and $41,506 of securities were held in trust, securing an agreement originally entered into by the Company's wholly-owned subsidiary, CUNA Mutual Investment Corporation, now secured by the Company, to provide, under certain circumstances, capital support to an unconsolidated subsidiary. See Note 11, Commitments and Contingencies--Capital Support Agreement, for a further description of this arrangement.

NOTE 4: INCOME TAX

CUNA Mutual and certain of its domestic subsidiaries file a consolidated life-nonlife federal income tax return. The Company has entered into a tax sharing agreement with its subsidiaries. The agreement provides for the allocation of tax expense between CUNA Mutual and its subsidiaries and is based on each subsidiary's contribution to the consolidated federal income tax liability. The agreement is substantially in accordance with Reg. Section 1.1552-1(a)(1) and1.1502-33(d)(3). The agreement departs from Reg. Section 1.1552-1(a)(1) and 1.1502-33(d)(3) in that subsidiaries which have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Income tax expense (benefit) attributable to income (loss) from continuing operations for the years ended December 31 is as follows:

===================================================================================================

                                                     2009               2008               2007
---------------------------------------------------------------------------------------------------
Current tax expense (benefit)                    $   (84,499)      $    (5,792)        $    74,247
Deferred tax expense (benefit)                        44,512           (83,564)            (37,927)
---------------------------------------------------------------------------------------------------

Total income tax expense (benefit)               $   (39,987)      $   (89,356)        $    36,320
===================================================================================================

The income tax effects of discontinued operations are shown in Note 15.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Income tax expense (benefit) differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income (loss) from continuing operations before income taxes, equity in income (loss) of unconsolidated affiliates and net income (loss) attributable to noncontrolling interests due to the items listed in the following reconciliation:

===================================================================================================

                                                     2009               2008               2007
---------------------------------------------------------------------------------------------------
Tax expense (benefit) computed at federal
  corporate tax rate                             $  (39,162)       $    (85,516)       $    54,773
Tax-exempt investment income                         (4,718)             (4,511)            (3,869)
Settlement of prior year taxes                       (3,115)                343             (9,623)
Dividends-received deduction                         (3,461)             (2,761)            (4,972)
Meals and entertainment                                 553                 986                869
Valuation allowance                                  11,600                   -                  -
Rate differential on dividends
  received from foreign affiliates                        -                 637                  -
Foreign operations                                       11               (396)             (1,318)
Other, net                                           (1,695)              1,862                460
---------------------------------------------------------------------------------------------------

Total income tax expense (benefit) on
     continuing operations                       $  (39,987)       $   (89,356)        $    36,320
===================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at December 31, 2009 and 2008 are as follows:

===================================================================================================

                                                                           2009            2008
---------------------------------------------------------------------------------------------------
Deferred tax assets:
     Policy liabilities and reserves                                   $   137,102     $   116,167
     Pension and other employee benefits                                    78,448          86,518
     Investments                                                            91,091         136,960
     Unearned revenue                                                       46,580          49,292
     Loss reserve discounting                                               12,534          11,951
     Accrued expenses                                                       29,279          32,445
     Dividends payable to policyholders                                     12,790          12,517
     Foreign currency translation                                           14,302           7,201
     Loss carryforwards                                                     14,959          25,469
     Unrealized investment losses                                           94,740         252,085
     Other                                                                  11,626           5,132
---------------------------------------------------------------------------------------------------

Gross deferred tax assets                                                  543,451         735,737
---------------------------------------------------------------------------------------------------

     Less: valuation allowance                                                   -          13,000
---------------------------------------------------------------------------------------------------

Net deferred tax assets                                                    543,451         722,737
---------------------------------------------------------------------------------------------------

Deferred tax liabilities:
     Deferred policy acquisition costs                                     148,987         145,825
     Deferred and uncollected premium                                        9,000           7,789
     Fixed assets and real estate                                            5,403           3,375
     Intangible assets                                                      19,243          15,450
     Undistributed net income of unconsolidated affiliates                  29,602          31,500
     Other                                                                   8,785           8,391
---------------------------------------------------------------------------------------------------

Gross deferred tax liabilities                                             221,020         212,330
---------------------------------------------------------------------------------------------------

Deferred tax asset, net                                                $   322,431     $   510,407
===================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The Company determines the need for a valuation allowance for recorded gross deferred income tax assets. All available evidence, both positive and negative, is considered in making this evaluation. Sources of taxable income available under the tax law to realize these deferred tax assets, which represent a combination of tax benefits associated with temporary differences and carryforwards, include (1) future reversals of existing taxable temporary differences, (2) future taxable income exclusive of reversing temporary differences and carryforwards, (3) taxable income in prior carryback years, and
(4) tax planning strategies. To qualify as a source of taxable income, tax planning strategies must, among meeting other tests, be prudent and feasible.

Forming a conclusion with respect to valuation allowances can be difficult in certain circumstances, including situations where there are significant deferred tax assets related to realized and unrealized capital losses, the benefit of which requires the realization of future capital gain taxable income during a carryforward period that is limited by tax law. These determinations are ultimately judgments based on an evaluation of the best facts available at the time. The ultimate outcome could vary from the amounts recorded.

The Company considered the need for a valuation allowance with respect to its gross deferred tax assets, including deferred tax assets, aggregating $259,000 and $434,000,that relate to realized and unrealized capital losses recorded in the determination of income and other comprehensive income for financial statement purposes as of December 31, 2009 and 2008, respectively. Included in the $259,000 and $434,000 is approximately $134,000 and $280,000, respectively, related to fixed income securities with unrealized losses, for which a valuation allowance is not required as management has the intent and ability to hold these securities to recovery. Based on the Company's evaluation of both the positive and negative evidence and certain identified tax planning strategies, the Company recorded a valuation allowance of $13,000 at December 31, 2008, all of which related to investment capital losses, and had no valuation allowance at December 31, 2009. The realization of further investment capital losses in 2010 could generate additional deferred tax assets. Those deferred tax assets, along with the remaining deferred tax assets from December 31, 2009, would be subjected to subsequent determinations of the need for a valuation allowance. The outcome of such future determinations would necessarily be based on the facts and circumstances at that time and cannot be predicted with certainty.

Income tax expense includes $11,600 attributable to an increase in the valuation allowance relating to the deferred tax assets on investment capital losses recorded in the first quarter of 2009. This valuation allowance was released in connection with the implementation of the amendments to FASB ASC 320 on April 1, 2009; however, the release was recorded as an increase to retained earnings and therefore did not reverse the amount recorded in income tax expense on a year-to-date basis. The release of the valuation allowance is related to the reversal of previously recorded other-than-temporary impairments that would not have been recorded under new guidance. Management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized based on the Company's assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

As of December 31, 2009 and 2008, the Company had federal capital loss carryforwards of approximately $27,000 and $57,000, respectively; the related tax benefits are $9,000 and $20,000. These carryforwards expire in 2012 and 2013. As of December 31, 2009 and 2008, the Company had federal operating loss carryforwards of approximately $13,000 and $13,000, respectively; the related tax benefits are approximately $5,000 and $5,000. These carryforwards expire in years 2024 through 2026.

The Company generally does not provide U.S. deferred income taxes or foreign withholding taxes on undistributed earnings from foreign affiliates since the earnings are intended to be reinvested indefinitely. It is not practical to estimate the amount of additional taxes that might be payable on such undistributed earnings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

===================================================================================================

                                                                           2009            2008
---------------------------------------------------------------------------------------------------
Balance at January 1                                                   $   62,449      $    55,981
  Additions (reductions) based on tax positions related to the
    current year                                                           (2,390)           4,526
  Additions for prior years' tax positions                                  3,343            7,303
  Reductions for prior years' tax positions                                (4,123)            (631)
  Reductions for settlements                                                    -           (4,657)
  Reductions for expiration of statutes                                      (793)             (73)
---------------------------------------------------------------------------------------------------

Balance at December 31                                                 $   58,486      $    62,449
===================================================================================================

Included in the balance of unrecognized tax benefits at December 31, 2009 and 2008 are $33,250 and $35,500, respectively, of unrecognized tax benefits that, if recognized would affect the effective income tax rate in future periods. The statute of limitations relating to certain tax years may close in 2010. Management does not anticipate that the closing of any statute of limitation will result in a material change in its uncertain tax benefits.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as part of the income tax provision. During the years ended December 31, 2009 and 2008, the Company recognized approximately ($2,448) and $3,273 in interest and penalties. The Company had accrued $24,497 and $26,944 for the payment of interest and penalties at December 31, 2009 and 2008, respectively.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examinations by tax authorities for years ended before December 31, 2005 for CUNA Mutual and subsidiaries and December 31, 2005 for CUNA Mutual Life Insurance Company ("CMLIC") and subsidiaries. However, the statutes remain open for years ended after December 31, 1997 for CMLIC and subsidiaries. CUNA Mutual and CMLIC merged on December 31, 2007. For tax purposes the merger was effective January 1, 2008.

NOTE 5: RELATED PARTY TRANSACTIONS

In the normal course of business, there are various transactions between the Company and other related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies.

In 2006, the Company began offering through a program called the CMG Employee Co-Investment Fund ("Co-Investment plan") the ability for selected senior leaders to participate in a program to invest their personal funds in limited partnerships in which the Company had invested in. This participation came in the form of a percentage share of the underlying investment pool of all of the Company's limited partnership investments. In July 2008, the Company bought out the employee participants in the Co-Investment plan due to the increasing complexity of the program from an administrative and tax perspective for both the Company and the participants. The participants received their net capital contributions through their last statement date of March 31, 2008 and calculated interest on those contributions from inception of their investment through the buyout date. The total distributed to the participants was $2,300, including $189 of interest.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 6: REINSURANCE

The Company enters into reinsurance agreements to reduce overall risk, including exposure to large losses and catastrophic events. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also assumes insurance risk that was directly written by other insurance entities.

The effects of reinsurance on premiums and on claims, benefits, and losses incurred for the years ended December 31 are as follows:

=====================================================================================================================

                                         2009                          2008                          2007
---------------------------------------------------------------------------------------------------------------------
                                 LIFE &       PROPERTY &       LIFE &       PROPERTY &       LIFE &       PROPERTY &
                                HEALTH         CASUALTY       HEALTH         CASUALTY       HEALTH         CASUALTY
                               INSURANCE      INSURANCE      INSURANCE      INSURANCE      INSURANCE      INSURANCE
---------------------------------------------------------------------------------------------------------------------
Premiums:
    Direct                   $  1,226,295    $   609,328    $ 1,207,757    $   541,059    $ 1,187,323    $   494,765
    Assumed from ProAg(1)               -        230,708              -        248,309              -        127,830

    Assumed from
        non-affiliates              3,842        123,762          1,430        160,623          2,137        125,342
    Ceded to ProAg(1)                   -        (65,931)             -        (66,857)             -        (32,970)
    Ceded to non-affiliates       (18,687)       (45,228)       (20,599)       (16,509)       (17,399)       (19,432)
---------------------------------------------------------------------------------------------------------------------

Net premiums                 $  1,211,450    $   852,639    $ 1,188,588    $   866,625    $ 1,172,061    $   695,535
=====================================================================================================================
Claims, benefits and
losses incurred:
    Direct                   $    782,694    $   418,313    $   736,004    $   290,645    $   733,471    $   281,400
    Assumed from ProAg(1)               -        228,681              -        203,466              -         93,418
    Assumed from
        non-affiliates              1,063         93,942            758        127,712         (1,280)        80,730
    Ceded to ProAg(1)                   -        (62,309)             -        (49,828)             -        (30,751)
    Ceded to non-affiliates       (14,017)       (34,311)       (16,104)        (8,668)       (17,416)       (14,106)
---------------------------------------------------------------------------------------------------------------------

Net claims, benefits and
losses                       $    769,740    $   644,316    $   720,658    $   563,327    $   714,775    $   410,691
=====================================================================================================================

(1) Through October 30, 2009, date ProAg became a 100%-owned subsidiary (see
Note 16).

The balance of reinsurance recoverables at December 31, 2009 and 2008 was $273,573 and $119,477, respectively. These balances are subject to uncertainties similar to the estimates of the gross reserves for claims and policy benefits and loss and loss adjustment expenses. The collection of the balances is also subject to risks. The Company evaluates the risks to collection of these balances in determining the need to establish an allowance for uncollectible reinsurance. In making this determination, the Company considers, among other factors, the credit rating of the reinsurers, its past collection experience, the aging of balances, and any known credit concerns or disputes over contract interpretations. The Company has recoverables of $212,942 from three non-affiliated reinsurers at December 31, 2009 and $45,397 from a non-affiliated reinsurer at December 31, 2008. The Company believes there is no significant risk of loss related to these recoverables. Based on the Company's

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

evaluation an immaterial allowance was established at December 31, 2009; no allowance for uncollectible reinsurance was recorded at December 31, 2008.

NOTE 7: DEFERRED POLICY ACQUISITION COSTS

A summary of the policy acquisition costs deferred and amortized at and for the year ended December 31, 2009 and 2008 is shown in the following table:

==============================================================================================================

                                                                2009                         2008
--------------------------------------------------------------------------------------------------------------

                                                       LIFE AND      PROPERTY AND    LIFE AND     PROPERTY AND
                                                        HEALTH        CASUALTY        HEALTH       CASUALTY
                                                       INSURANCE      INSURANCE      INSURANCE     INSURANCE
--------------------------------------------------------------------------------------------------------------
Balance at beginning of year                         $     636,356   $     23,010   $   557,341   $    25,801
  Policy acquisition costs deferred                        272,630         73,031       268,724        67,195
  Policy acquisition costs amortized
    and adjustments for changes in
    life and health gross profit assumptions              (267,142)       (67,721)     (258,217)      (69,075)
  Effect of change in net unrealized gains (losses)
    on securities available for sale                       (75,826)             -        69,084             -
  Impact of foreign exchange                                   647          1,018          (576)         (911)
--------------------------------------------------------------------------------------------------------------

Balance at end of year                               $     566,665   $     29,338   $   636,356   $    23,010
==============================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 8: LIABILITY FOR CLAIM RESERVES

The following table presents activity relating to unpaid claim and claim adjustment expense reserves for property and casualty and certain accident and health insurance policies:

==============================================================================================================

                                                        2009                                 2008
--------------------------------------------------------------------------------------------------------------
                                           ACCIDENT AND      PROPERTY AND       ACCIDENT AND      PROPERTY AND
                                              HEALTH           CASUALTY            HEALTH           CASUALTY
                                             INSURANCE         INSURANCE          INSURANCE         INSURANCE
--------------------------------------------------------------------------------------------------------------
Balance as of January 1                    $    399,178      $    432,945      $     425,032      $   380,653
  Less experience refunds liability              50,664             5,241             51,648            3,862
  Less reinsurance recoverables                   6,277            47,662              5,805           23,613
--------------------------------------------------------------------------------------------------------------
Net balance as of January 1                     342,237           380,042            367,579          353,178
--------------------------------------------------------------------------------------------------------------
Incurred, net of reinsurance
   recoverable, related to:
     Current year                               234,990           610,881            236,681          624,678
     Prior years                                  9,124            29,857           (26,936)          (61,352)
--------------------------------------------------------------------------------------------------------------
Total incurred                                  244,114           640,738            209,745          563,326
--------------------------------------------------------------------------------------------------------------
Paid, net of reinsurance
   recoverable related to:
     Current year                                79,682           360,079             82,406          362,931
     Prior years                                155,499           277,384            152,681          173,531
--------------------------------------------------------------------------------------------------------------
Total paid                                      235,181           637,463            235,087          536,462
--------------------------------------------------------------------------------------------------------------
Net balance at December 31                      351,170           383,317            342,237          380,042
  Plus experience refunds liability              36,474             6,375             50,664            5,241
  Plus reinsurance recoverables                   6,330            64,015              6,277           47,662
--------------------------------------------------------------------------------------------------------------
Balance at December 31                     $    393,974      $    453,707      $     399,178      $   432,945
==============================================================================================================

The liability for claim reserves from prior years increased by $9,124 in 2009 and decreased by $26,936 in 2008 for accident and health products. For property and casualty products, the increase was $29,857 in 2009 and the decrease was $61,352 in 2008.

For accident and health products, the 2009 increase in prior years incurred losses primarily relates to an increase in the reporting period for credit disability coverages. For accident and health products, the 2008 decrease in claim reserves was driven by better experience in both group and credit disability products.

For property and casualty products, the 2009 increase in prior years incurred losses primarily relates to adverse development of December 31, 2008 crop reserves. For property and casualty products, the significant decrease in 2008 relates to improvements from losses associated with fraudulent use of credit and debit cards issued by credit unions, which were in part covered by fidelity bond insurance issued by the Company. Smaller favorable development in certain other property and casualty lines was offset by adverse experience in workers compensation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 9: BENEFIT PLANS

The Company has noncontributory defined benefit pension plans covering substantially all full time employees other than employees of CPI Qualified Plan Consultants, Inc. or Producers AG Insurance Group, Inc., both 100% owned subsidiaries of the Company. Certain employees and directors are also eligible for non-qualified defined benefit plans. Retirement benefits are provided using either a traditional or cash balance formula. The traditional formula provides benefits based on compensation and years of service. The cash balance formula utilizes notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits for each account balance. The cash balance formula applies to employees hired after December 31, 2001 for employees not covered under a collective bargaining agreement and September 1, 2005 for employees covered under a collective bargaining agreement and the majority of the benefit obligations relate to the traditional formula. The Company's policy is to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974. At December 31, 2009 $191,558 of the benefit plan assets shown in the table below are invested in the Ultra Series Fund, a family of mutual funds which is managed by an alliance that the Company is party to. (See Note 18.) At December 31, 2008, $231,772, of the benefit plan assets shown in the table below are invested in the Ultra Series Fund, which was then managed by a wholly-owned subsidiary of the Company.

The Company's Board adopted an amendment to freeze the traditional formula portion of the pension plan for non-represented employees, effective August 1, 2009. Employees will retain the benefits they have accrued under the grandfathered plans as of the date of the freeze, however, no additional benefits will be accrued under the traditional formula. The effect of this amendment was a $57,578 decrease in the projected benefit obligation. CUNA Mutual will continue to fund benefits for these employees under the cash balance formula.

The Company has postretirement benefit plans which provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. Effective December 31, 2008 retiree health benefits were eliminated for all non represented employees and those represented employees who had retired prior to June 1, 2005. As discussed in greater detail below, the effect of eliminating these benefits was a pre-tax increase to 2008 income of $121,823.

The measurement date for all benefit plans is December 31.

Amounts recognized in accumulated other comprehensive income as of December 31, 2009 and 2008 are as follows:

===================================================================================================

                                                                           2009            2008
---------------------------------------------------------------------------------------------------
Net prior service costs                                                $   (21,987)    $    (1,982)
Net actuarial loss                                                         172,747         174,275
---------------------------------------------------------------------------------------------------
Total recognized in accumulated other comprehensive loss, before tax       150,760         172,293
Tax expense                                                                 52,042          59,525
---------------------------------------------------------------------------------------------------

Total recognized in accumulated other comprehensive loss, net of tax   $    98,718     $   112,768
===================================================================================================

The estimated net actuarial loss and prior service cost for the postretirement benefit plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2010 are $10,690 and ($2,438), respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table summarizes information about the plans at December 31:

===================================================================================================

                                         PENSION BENEFITS           OTHER POSTRETIREMENT BENEFITS
                                     2009               2008             2009            2008
---------------------------------------------------------------------------------------------------
Fair value of plan assets        $    471,171       $    389,424    $      7,157    $       6,625
Benefit obligation                   (616,456)          (588,913)        (42,113)         (37,113)
---------------------------------------------------------------------------------------------------

Net liability recognized in the
    consolidated balance sheet   $   (145,285)      $   (199,489)   $    (34,956)   $     (30,488)
===================================================================================================

The accumulated benefit obligations for the Company's defined benefit pension plans were $573,710 and $522,660 at December 31, 2009 and 2008, respectively.

The following table provides information for the plans for the years ended December 31:

===================================================================================================

                                       PENSION BENEFITS                   OTHER BENEFITS
                                2009       2008         2007        2009       2008         2007
---------------------------------------------------------------------------------------------------
Pension benefits:
  Employer contributions      $  57,374   $   3,402   $   8,040   $  1,371   $   7,520   $   6,025
  Benefit payments               34,589      37,375      41,919      1,371       7,520       6,025
  Net periodic benefit cost      31,428      11,014      19,518        998      10,963       9,413
  Settlement gain                     -           -           -          -      75,101           -
  Curtailment gain                1,629           -           -        247      46,722       6,573
===================================================================================================

The pension benefit costs for 2009 include recognition of a curtailment gain of $1,629. The postretirement benefit costs for 2009 include recognition of a curtailment gain of $247. These curtailment gains include the result of workforce reductions.

The postretirement benefit costs for 2008 include recognition of a curtailment gain of $46,722. This curtailment gain is the result of the suspension of the Company's retiree health benefits for employees not represented under a collective bargaining agreement, effective December 31, 2008. Subsequently, retiree health benefits were eliminated for those non-represented employees and retirees as well as represented employees who retired prior to June 1, 2005. This resulted in a settlement gain of $75,101 recorded as a reduction to 2008 operating expenses in the consolidated 2008 statement of operations.

The postretirement benefit costs for 2007 include recognition of a curtailment gain of $6,573. This curtailment gain is the result of the termination of a significant number of employees covered under the plan as the result of the Company's outsourcing effort that began in 2005. Termination dates for the impacted employees ended in 2007, which triggered the recognition of the curtailment gain.

The 2007 curtailment was net of $3,329, which is the amount the Company recognized for the implementation of a change in its method of accounting for defined pensions an other postretirement plans. This reduction was for

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

the elimination of prior service costs related to the curtailment that were recognized as a part of the curtailment gain in postretirement benefit costs.

In the table below, information is presented as of December 31 for those pension plans for which the accumulated benefit obligation exceeds the fair value of plan assets.

===================================================================================================

                                                                           2009            2008
---------------------------------------------------------------------------------------------------
Projected benefit obligation                                           $   616,456     $   588,890
Accumulated benefit obligation                                             573,710         522,660

Fair value of plan assets:
  Debt securities                                                      $   330,377     $   245,550
  Equity securities                                                        128,226         118,439
  All other investments                                                     12,568          25,435
---------------------------------------------------------------------------------------------------

Total fair value of plan assets                                        $   471,171     $   389,424
===================================================================================================

CUNA Mutual's actuarial assumptions used to develop pension and other postretirement benefit expense for the years ended December 31 were as follows:

===================================================================================================

                                                                           2009              2008
---------------------------------------------------------------------------------------------------
Discount rate                                                              6.57%             5.20%
Expected long-term rate of return on plan assets                           7.40%             8.00%
Assumed rate of compensation                                               4.12%             4.12%
===================================================================================================

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation is 10.00% reducing to 4.50% by 2078. The discount rate used in determining the accumulated postretirement benefit obligation is 6.09% and 6.8% for 2009 and 2008 respectively.

In determining the discount rate, the Company used the Citibank Above Median Pension Curve, which is represented by a series of annualized individual discount rates from six months to thirty years. The curve is constructed from the above median option adjusted spreads of AA corporate bonds. The specific curve is constructed by grouping bonds into five maturity zones (1-3yr, 3-7yr, 7-15yr, 15-25yr, and 25yr+) and taking the average spread by maturity zone and using linear interpolation to determine specific rates per period. In determining the expected long-term rate of return on plan assets, the Company used the current investment allocation applied to a long-term historical indexed rate of return for these asset classes.

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 introduced a prescription drug benefit under Medicare Part D as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The effects of the subsidy are reflected in the measurement of the net periodic postretirement benefit costs. The effect of the subsidy for 2009 was a reduction of the postretirement benefit cost of $478 including $181 related to service cost, $296 related to interest cost and no costs related to recognized net actuarial gain/loss. Comparable figures for 2008 were a reduction of the postretirement benefit cost of $2,388 including $938 related to service cost, $1,266 related to interest cost and $184 related to recognized net actuarial gain/loss. The subsidy reduced the 2009 accumulated postretirement benefit obligation by $4,767 compared to $4,500 in 2008. Subsidies received in 2009 and 2008 amounted to $21 and $489, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Estimated future benefit payments for the years ended December 31 are as follows:

===================================================================================================

                                                         OTHER           OTHER             OTHER
                                                        BENEFITS        BENEFITS          BENEFITS
                                        PENSION          BEFORE         MEDICARE           AFTER
                                        BENEFITS        SUBSIDY         SUBSIDY           SUBSIDY
---------------------------------------------------------------------------------------------------
Estimated future benefit payments
   2010                               $    33,921     $     1,345      $       24       $     1,321
   2011                                    35,219           1,570              34             1,537
   2012                                    36,430           1,791              47             1,745
   2013                                    37,580           2,055              61             1,994
   2014                                    39,234           2,379              77             2,302
   2015-2019                              222,207          17,220             798            16,422
===================================================================================================

We anticipate making a minimum contribution of $10,000 in 2010 with future amounts to be determined based on future asset performance and liabilities. For other benefits, the employer contribution will be equivalent to the estimated 2010 benefits.

The Company's overall investment strategy is to achieve a mix of approximately 70 percent debt related exposure and 30 percent equity exposure. Equity securities primarily include investments in large-cap and mid-cap funds primarily located in the United States. Debt related securities primarily include investment grade corporate bond funds. The Company limits its concentrations of risk by diversifying its plan assets through investment in funds rather than individual holdings. The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate risk.

The Company directly ties market performance into the key pension assumption related to discount rate. Overall investment strategy is intended to match market asset movements with discount rate related liability changes as closely as possible. This strategy is intended to limit the range of contributions needed by the Company to maintain the plan at minimum funding levels.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

CUNA Mutual's pension plan asset allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

===================================================================================================

                                                                                      2009 TARGET
                                                  2009                2008             ALLOCATION
---------------------------------------------------------------------------------------------------
Asset category
    Equity securities                              27.4%               30.7%              30.0%
    Debt securities                                70.1                63.0               70.0
    Other investments                               2.5                 6.3                  -
---------------------------------------------------------------------------------------------------

    Total                                         100.0%             100.0%              100.0%
===================================================================================================

The fair value of the Company's plan assets by asset category at December 31, 2009 are presented in the following table.

===================================================================================================

PLAN ASSETS, AT FAIR VALUE               LEVEL 1         LEVEL 2        OTHER             TOTAL
---------------------------------------------------------------------------------------------------
Debt securities                       $    193,257    $   137,120    $         -      $    330,377
Equity securities                           80,780         47,446              -           128,226
---------------------------------------------------------------------------------------------------
   Total plan assets at fair value         274,037        184,566              -           458,603

Other assets                                     -              -         12,568            12,568
---------------------------------------------------------------------------------------------------
   Total plan assets                  $    274,037    $   184,566    $    12,568      $    471,171
===================================================================================================

A summary of valuation techniques for classes of pension plan and other benefit assets by fair value hierarchy level are as follows:

Level 1 Measurements
--------------------
Debt securities: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Level 2 Measurements
--------------------
Debt securities: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Other assets: Consists primarily of cash and dividends receivable.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

CUNA Mutual invests the pension plans' assets with the goal of meeting short and long term obligations, employing optimization techniques to achieve the highest expected return under a target level of portfolio risk. The portfolio risk target is based on the pension plans' funded status, payout features, and participants' characteristics. This methodology takes into account asset class correlations to assure appropriate portfolio diversification. Asset class allocations are allowed to approximate target with a small tolerance to changes in overall portfolio risk. Derivatives may be used to maintain the target allocation.

The expected rates of return and variance for each asset class are derived using statistical techniques based on long-term historical data. Returns and correlations are adjusted slightly to reflect trends and portfolio manager expectations.

OTHER POST EMPLOYMENT BENEFITS

The Company has a plan to provide severance pay and continuation of certain life and health benefits to qualifying inactive or former employees during the severance period. The Company also provides certain life and health benefits to employees in disability status. The liability for these other post employment benefits was $11,804 and $6,235 at December 31, 2009 and 2008, respectively.

DEFINED CONTRIBUTION PLANS

The Company sponsors thrift and savings plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company contributes an amount equal to a participant's contribution, up to a maximum of 5% of a participant's salary. The Company match is vested according to plan schedules. The Company's contributions for the years ended December 31, 2009, 2008 and 2007 were $12,738, $13,884 and $13,058 respectively.

BENEFIT PLANS FUNDED WITH RABBI TRUSTS

The Company also has a variety of deferred compensation plans for key executives and directors. The accrued liability for these plans was $69,979 and $64,340 as of December 31, 2009 and 2008, respectively, and is included in accounts payable and other liabilities in the consolidated balance sheets. These plans have been partially funded with assets in Rabbi trusts. Assets placed in trust also include amounts deposited to fund certain qualified defined benefit plans which are excluded from the determination of the accrued liability. The total amounts held in the Rabbi trusts were $58,621 and $55,105 at December 31, 2009 and 2008, respectively. These assets represent investments in mutual funds carried at fair value and are included with other equity securities in the consolidated balance sheets. Assets in such trusts are held for the benefit of the plan beneficiaries but remain the property of the Company.

NOTE 10: STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS

The Company and its insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders' surplus and the payment of dividends. Generally, ordinary dividends, including those to the parent, must meet notice requirements promulgated by the regulator of the subsidiary's state of domicile ("Insurance Department"). Extraordinary dividends, as defined by state statutes, must be approved by the Insurance Department. The Company has three wholly-owned subsidiaries that are subject to statutory dividend restrictions. CUMIS Insurance Society, Inc., CUMIS Specialty Insurance Company, Inc. and MEMBERS Life Insurance Company ("MEMBERS") have dividend restrictions at December 31, 2009 of $39,873, $4,164 and $4,531, respectively. MEMBERS, through its parent company, paid the Company $15,000 in return of capital in 2008; this return of capital was eliminated in consolidation. The Company has two wholly-owned subsidiaries subject to statutory dividend restrictions in Texas. At December 31, 2009, Producers Agriculture Insurance Company has a restriction of $4,962 and Producers Lloyds Insurance Company has a restriction of $561.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Risk-based capital requirements promulgated by the National Association of Insurance Commissioners require U.S. insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2009, the Company and its insurance affiliates' adjusted surplus exceeded the minimum requirements.

CUNA Mutual and its insurance company affiliates file statutory-basis financial statements with insurance regulatory authorities. The Insurance Department has allowed CUNA Mutual to use certain accounting practices which differ from prescribed statutory accounting practices (permitted practices). These permitted practices relate to the amount of admitted deferred tax assets (2008 only), the carrying value of mortgage insurance affiliates and the method of recognizing certain group life, credit life, and credit disability premiums. The use of these permitted practices increased reported statutory surplus by $65,850 as of December 31, 2009 and $162,628 as of December 31, 2008.

Unaudited statutory-basis net income (loss) of CUNA Mutual was $281,644, ($37,828) and $10,605 for the years ended December 31, 2009, 2008 and 2007, respectively. Unaudited statutory-basis surplus was $1,201,075 and $985,178 at December 31, 2009 and 2008, respectively.

NOTE 11: COMMITMENTS AND CONTINGENCIES

INVESTMENT COMMITMENTS

The Company has the following investment commitments outstanding at December 31:

===================================================================================================

                                                                           2009            2008
---------------------------------------------------------------------------------------------------
Limited partnerships:
     Energy funds                                                      $    19,242     $    25,862
     Mezzanine                                                              83,689          87,719
     Private equity                                                         73,794          77,956
     Real estate                                                            43,320          52,819
     Other                                                                       -          16,273
Mortgage loans                                                              10,315               -
Student loan receivables                                                     2,527           2,324
Private placement debt                                                      24,000               -
Bank loans                                                                       -           2,945
===================================================================================================

Limited partnership commitments generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments.

Mortgage loan commitments are agreements to fund commercial mortgages after year end for loans approved prior to year end.

Student loan commitments represent additional loan purchases after year end related to disbursements to borrowers on loans approved prior to year end.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Private placement debt commitments are contracts signed prior to year end to purchase debt securities after year end.

Bank loan commitments represent commitments to acquire loans from banks at a specified future date.

ACQUISITION

In connection with the Company's acquisition of Producers AG Insurance Group, Inc. ("ProAg"), the Company has a contingent consideration arrangement which may require the Company to pay (or receive from) the former owners of ProAg additional amounts based on formulas defined in the purchase agreement. See Note 16 for a detailed description of this contingency.

LEASES

The Company contracts for long-term leases for office space, autos, and equipment, most of which are classified as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

The Company accounts for certain lease agreements, substantially all for computer equipment, as capital leases; these capital lease obligations totaled $5,949 and $2,327 at December 31, 2009 and 2008, respectively. These obligations are included in office properties, equipment and computer software and accounts payable and other liabilities in the Company's consolidated balance sheets. Amortization of capitalized assets is included in depreciation expense.

At December 31, 2009, the Company was committed under non-cancelable operating and capital leases with minimum rentals of approximately $23,555 of which $6,021 is due in 2010, $3,900 in 2011, $2,745 in 2012, $1,637 in 2013, and $9,253 in
2014 and thereafter. Rental expense included in the Company's results of operations amounted to $10,974, $16,063 and $14,762 in 2009, 2008 and 2007,
respectively.

INSURANCE GUARANTY FUNDS

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2009 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $2,975 and $3,760 at December 31, 2009 and 2008, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $2,122 and $2,582 at December 31, 2009 and 2008, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

CAPITAL SUPPORT AGREEMENT

Prior to 2009 CUNA Mutual Investment Corporation ("CMIC"), a wholly-owned subsidiary of the Company, owned 50% of CMG Mortgage Insurance Company ("CMG"), a Wisconsin company which sells residential mortgage guaranty insurance. The other 50% of CMG is owned by PMI Mortgage Insurance Company ("PMI"), an unaffiliated company. In 2009 CMIC, through a stock dividend, transferred ownership to CUNA Mutual which now owns the 50% of CMG. In 2008, PMI and CMIC executed a capital support agreement whereby the parties agreed to contribute up to $37,650 each, subject to certain limitations, so as to maintain the statutory risk-to-capital ratio of CMG at or below 19 to 1. The period of the agreement is three years, but may be terminated earlier if certain conditions are met. This agreement was also transferred to CUNA Mutual. At December 31, 2009, the statutory risk-to-capital ratio for CMG was 17 to 1. The carrying value of securities owned by the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Company and held in a trust pursuant to this agreement, was $42,845 and $41,506 as of December 31, 2009 and 2008, respectively. In the event that CUNA Mutual needs funds to meet the terms of the agreement, it may draw from this trust.

LEGAL MATTERS

Various legal and regulatory actions, including state market conduct exams, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated financial statements of the Company.

NOTE 12: NOTES PAYABLE

CUNA Mutual entered into a $255,000 three year unsecured revolving credit facility agreement with JP Morgan Chase Bank in 2008. A facility fee of .08% per year on the committed principal is assessed. Interest on amounts borrowed will vary based on certain benchmark interest rates. The Company is required to comply with financial covenants including a maximum ratio of total debt to policyholders' surplus, a minimum statutory risk-based capital ratio, and minimum statutory surplus. At December 31, 2009 the Company was in compliance with all of these covenants. As of December 31, 2009 the Company had $50,000 outstanding from borrowings made in 2008. In 2008 the Company had borrowed $100,000 in two separate borrowings of $50,000 in September 2008 and December 2008. Interest is being accrued at the London InterBank Offered Rate ("LIBOR") plus 27 basis points and is due at maturity or quarterly, whichever is first. The rate is 3.4% for the September borrowing and 2.1% for the December borrowing. The Company is also charged a commitment fee should the total borrowing exceed 50% of the credit facility. The credit facility expires in February, 2011. In January 2010 the Company repaid the remaining $50,000 of debt related to this revolving credit facility.

A consolidated subsidiary of the Company entered into a $35,000 one year unsecured revolving credit facility agreement with JP Morgan Chase Bank in 2009, to which the Company serves as guarantor. A facility fee of .25% per year on the committed principal is assessed. The Company, as guarantor, is required to comply with financial covenants including a maximum ratio of total debt to policyholders' surplus, a minimum statutory risk-based capital ratio, and minimum statutory surplus. The subsidiary is required to comply with a minimum statutory risk-based capital ratio. At December 31, 2009 the subsidiary and the Company were in compliance with all of these covenants. As of December 31, 2009 the subsidiary had borrowed $35,000. Interest is being accrued at LIBOR plus 125 basis points and is due at maturity or quarterly, whichever is first. The rate is 1.5% for this borrowing. The Company is also charged a commitment fee. The credit facility expires in November 2010.

As part of the acquisition of Producers AG Insurance Group, Inc. (see Note 16 for a detailed discussion) CUNA Mutual entered into a 5% secured promissory note for $28,933 with the former owners due March 31, 2012. Payments will be made December 31, 2010 and March 31, 2012.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The Company has additional borrowing capacity as a result of contractual arrangements with the Federal Home Loan Bank of Des Moines ("FHLB) that were entered in 2007 and evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that the Company would be entitled to borrow from the FHLB if the Company purchased FHLB common stock and provided securities as collateral for such borrowings. The amount of such permitted borrowings would be 22.5 times the Company's FHLB stock ownership, with an overall limitation based on 30% of the Company's statutory assets. Interest on borrowings during 2009 and 2008 was calculated daily at floating rates that ranged from .30% to .31% in 2009 and 2.24% to 2.63% in 2008. As of December 31, 2009 the Company owned $11,655 of FHLB common stock, but did not have any pledged securities or outstanding borrowings under these arrangements. Borrowings from the FHLB are used for short-term cash flow management and are typically settled within one month.

NOTE 13: ACCUMULATED OTHER COMPREHENSIVE LOSS

The components of accumulated other comprehensive loss are as follows:

==========================================================================================================================

                                                                                                             ACCUMULATED
                                         FOREIGN CURRENCY     UNREALIZED        MINIMUM                         OTHER
                                           TRANSLATION        INVESTMENT        PENSION      DISCONTINUED   COMPREHENSIVE
                                          GAINS (LOSSES)    GAINS (LOSSES)     LIABILITY      OPERATIONS    INCOME (LOSS)
--------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2007               $       (18,858)   $    (129,164)   $    (54,029)   $     45,202   $    (156,849)

  Foreign currency translation,
     net of tax - $3,239                           9,640                -               -         (28,236)        (18,596)
  Unrealized holding losses,
     net of tax - ($176,679)                           -         (358,577)              -         (10,743)       (369,320)
  Minimum pension liability adjustment,
     net of tax - ($31,628)                            -                -         (58,739)          2,861         (55,878)
--------------------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2008                        (9,218)        (487,741)       (112,768)          9,084        (600,643)

  Foreign currency translation,
     net of tax - ($7,102)                       (10,934)               -               -         (29,182)        (40,116)
  Unrealized holding losses,
     net of tax - $171,745                             -          334,288               -          17,153         351,441
  Cumulative effect of change in
     accounting for other-than-
     temporary-impairments,
     net of tax - ($17,197)                            -          (31,938)              -               -         (31,938)
  Minimum pension liability adjustment,
     net of tax - $8,324                               -                -          14,050           2,945          16,995
--------------------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2009               $       (20,152)   $    (185,391)   $    (98,718)   $          -   $    (304,261)
==========================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 14: FAIR VALUE MEASUREMENT OF OTHER FINANCIAL INSTRUMENTS

Accounting standards require disclosure of fair value information about certain on- and off-balance sheet financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value of estimated cash flows or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

Certain financial instruments, investments accounted for using the equity method, and all nonfinancial instruments are excluded from the disclosure requirements.

The following methods and assumptions were used by the Company in estimating the fair value disclosures for significant financial instruments:

Mortgage Loans: The fair values for mortgage loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

Policy Loans: The Company believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity and policy loans are often repaid by reductions to policy benefits.

Cash, Short-term Investments, and Accrued Investment Income: The carrying amounts for these instruments approximate their fair values due to their short term nature.

Investment-Type Contracts: Investment-type contracts include group and individual annuity contracts in the general account and deposit-type contracts in the general and separate accounts. In most cases, the fair values are determined by discounting expected liability cash flows and required profit margins using the year-end swap curve plus a spread equivalent to a cost of funds for insurance companies. This methodology while theoretically valid and consistent with industry practice produces lower than expected fair values at December 31, 2009. This anomaly is mainly attributable to the large illiquidity premium embedded in the insurance company cost of funds spread used for discounting. In a few cases where liability cash flows are not available, fair value was assumed to equal statutory book value.

Notes Payable: The fair value for notes payable is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Separate Account Liabilities: Separate account liabilities represent the account value owed to the customer which is equal to the segregated assets carried at fair value.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The carrying amounts and estimated fair values of the Company's financial instruments not disclosed in the section above at December 31 are as follows:

===================================================================================================

                                                2009                               2008
                                      CARRYING          ESTIMATED        CARRYING        ESTIMATED
                                       AMOUNT          FAIR VALUE         AMOUNT        FAIR VALUE
---------------------------------------------------------------------------------------------------
Financial instruments
 recorded as assets:
      Mortgage loans                $    704,826      $    698,924     $    689,038    $    693,421
      Policy loans                       104,495           104,495          104,339         104,339
      Cash                               211,281           211,281          181,738         181,738
      Accrued investment income           81,488            81,488           70,213          70,213

Financial instruments
 recorded as liabilities:
      Investment-type contracts        4,287,965         3,842,159        3,749,389       2,751,777
      Notes payable                      113,852           112,391          100,000          85,082
      Separate account liabilities     4,049,659         4,049,659        3,284,611       3,284,611
===================================================================================================

NOTE 15: DISCONTINUED OPERATIONS

The Company sold certain operations that have been accounted for in the accompanying financial statements as discontinued operations. The results of operations and the gain or loss on the sale of the discontinued operations are reported, after applicable taxes, on a one-line basis in the consolidated statements of operations. Assets and liabilities of the discontinued operations have also been presented on a one line basis in the consolidated balance sheets. Prior year consolidated balance sheets and statements of operations have been reclassified to conform to the current year presentation

The principal components of discontinued operations relate to five dispositions, including three transactions in 2009 (The CUMIS Group Ltd (a Canadian subsidiary), Lending Call Center Services, LLC and IRA Services) and two transactions from earlier years.

On September 17, 2009 the Company announced plans to sell its 87% interest in The CUMIS Group Ltd., a Canadian subsidiary. On December 31, 2009 the Company completed the transaction and recorded $163,735 in proceeds and an $114,253 after-tax gain on the sale.

On October 31, 2009 the Company sold its interest in Lending Call Center Services, LLC ("LCCS"), including certain related assets. The Company recorded $2,353 in proceeds, a receivable of $4,507 that will accrue interest and be paid over the next five years and a $3,528 after-tax gain on the sale, which is net of $364 of goodwill attributed to the sale.

On June 30, 2009 the Company sold its IRA Services division, including certain related assets. The Company recorded $33,847 in proceeds and a $20,269 after-tax gain on the sale, which is net of $1,805 of goodwill attributed to the sale.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

In 2007, the Company's then 87%-owned Canadian subsidiary sold its wholly-owned property and casualty subsidiary. The Canadian subsidiary recorded $75,260 in proceeds and a $5,091 after-tax gain on the sale.

In 1998 the Company sold a property and casualty insurance subsidiary. Under the terms of that agreement the Company was entitled to receive additional sales proceeds in the event the insurance reserves assumed by the purchaser developed favorably. Subsequent favorable development has been recorded as part of discontinued operations in 2007.

The following table displays the components of discontinued operations for 2009, 2008 and 2007.

===================================================================================================

                                                     2009               2008               2007
---------------------------------------------------------------------------------------------------
Total revenues                                   $   148,530       $   175,507         $   304,736
Total expenses                                       149,682           159,352             250,483
---------------------------------------------------------------------------------------------------
Gain (loss) from discontinued operations
   before income taxes and non-operating items        (1,152)           16,155              54,253
Equity in income (loss) of unconsolidated
   affiliates                                          1,285              (722)              1,508
Gain on disposal                                     169,214                 -              10,825
Gain from favorable loss reserve development               -                 -               2,728
Income tax expense (benefit)                          33,870            15,022              19,006
---------------------------------------------------------------------------------------------------
Net Income                                           135,477               411              50,308
Less: net income attributable to noncontroling
   interests                                               -             1,186               1,841
---------------------------------------------------------------------------------------------------

Gain (loss) from discontinued operations, net
   of tax                                        $   135,477       $      (775)        $    48,467
===================================================================================================

Included in the gain on disposal for 2009 is $3,031 of disposal costs related to the sales of The CUMIS Group Ltd., IRA Services and LCCS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Net assets of discontinued operations at December 31, 2008 are as follows:

================================================================================

                                                                      2008
--------------------------------------------------------------------------------

ASSETS
   Investments                                                    $     470,509
   Cash and cash equivalents                                             27,583
   Reinsurance recoverables                                              74,311
   Deferred policy acquisition costs                                    117,256
   Office properties, equipment and computer software                    13,370
   Deferred tax asset, net                                                6,589
   Other assets and receivables                                          31,294
   Separate account assets                                              129,499
--------------------------------------------------------------------------------
   TOTAL ASSETS                                                         870,411
--------------------------------------------------------------------------------

LIABILITIES
   Reserves and policyholder account balances                          (603,578)
   Accounts payable and other liabilities                               (68,895)
   Separate account liabilities                                        (129,499)
--------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                   (801,972)
--------------------------------------------------------------------------------

TOTAL NET ASSETS                                                  $      68,439
================================================================================

There are no significant assets or liabilities pertaining to discontinued operations as of December 31, 2009.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Summarized cash flow statement information relating to discontinued operations is as follows:

===================================================================================================

                                                     2009               2008               2007
---------------------------------------------------------------------------------------------------
Cash flows from operating activities             $    (2,664)      $   (62,176)        $   (19,191)
Cash flows from investing activities                  (6,879)           32,303              44,305
Cash flows from financing activities                 (11,227)           (1,319)             (9,023)
---------------------------------------------------------------------------------------------------
Cash provided (used) by discontinued operations      (20,770)          (31,192)             16,091

(Increase) decrease in cash included in
   net assets of discontinued operations               2,910           101,210             (96,864)
Effect of foreign exchange rate on cash
   balances of discontinued operations                (3,978)           (6,440)              5,641
---------------------------------------------------------------------------------------------------

Cash flows from discontinued operations          $   (21,838)      $    63,578         $   (75,132)
===================================================================================================

NOTE 16: ACQUISITION OF CONTROLLING AND NONCONTROLLING INTERESTS

PRODUCERS AG INSURANCE GROUP, INC.

The Company has been involved in the crop insurance business since 2007. This involvement was accomplished through reinsurance assumed from Producers AG Insurance Group, Inc. ("ProAg") (see Note 6) as well as various levels of equity ownership of ProAg. The Company's acquisition of its equity interests in ProAg are described in the paragraphs that follow.

From August 2007 to March 2008 the Company's equity interest in ProAg was 25.2%, and from March 2008 to October 30, 2009 the Company's equity interest in ProAg was 22.6%. During this period the Company accounted for ProAg on an equity basis and thereby recorded its investment at cost plus its respective equity interest in the earnings of ProAg. On October 30, 2009, the Company's wholly owned subsidiary, CMIC, purchased the remaining 77.4% of ProAg, resulting in ProAg being a wholly-owned subsidiary of the Company as of October 30, 2009. Subsequent to that date the accounts of ProAg are consolidated in the accompanying financial statements.

Under the terms of the purchase agreement for the acquisition of the remaining 77.4%, the purchase price was $42,876, which is subject to potential adjustments (contingent consideration) based on future performance of ProAg. The $42,876 was comprised of a $14,238 cash payment and the issuance of notes payable of $28,638. The contingent consideration arrangement requires the Company to pay (or receive from) the former owners of ProAg additional amounts based on formulas defined in the purchase agreement. The contingent payments, if required, would be primarily payable in 2012 and 2013, and could range from a return of purchase price of $4,000 to an additional payment of $37,000. The Company has estimated the fair value of the contingent consideration to be $1,290, resulting in a total purchase price for the 77.4% of $44,166.

The Company has accounted for its acquisition of ProAg in accordance with FASB ASC 805, Business Combinations. Accordingly the Company adjusted its carrying value of its previously acquired 22.6% equity interest to fair value at October 30, 2009. The effect of this adjustment was to increase the previously recorded value, which resulted in a pretax gain of $4,927 included in the results of operations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

In accordance with FASB ASC 805, Business Combinations the Company determined the fair values of the assets and liabilities acquired with the difference between purchase price and the fair values of the identified net assets recorded as goodwill. As a result of this process $37,490 was assigned to intangibles as follows:

   o   $3,000 Trade name (amortized 20 years on straight line basis)
   o $26,000 FCIC reinsurance agreement which the Company expects to perpetually renew these agreements and licenses at minimal cost (indefinite-lived asset and not amortized)
   o   $8,490 Goodwill (indefinite-lived asset and not amortized)

The following represents the fair values of the assets and liabilities of ProAg acquired at October 30, 2009:

===================================================================================================

                                                                                     ASSETS AND
                                                                                LIABILITIES ASSUMED
---------------------------------------------------------------------------------------------------
ASSETS
    Investments                                                                 $             5,590
    Cash and cash equivalents                                                                76,790
    Reinsurance recoverables                                                                582,481
    Premium receivable                                                                       89,373
    Office properties, equipment and computer software                                        5,720
    Income tax receivable                                                                     9,410
    Goodwill and other intangibles, net                                                      37,490
    Other assets and receivables                                                              1,050
---------------------------------------------------------------------------------------------------
      Total assets                                                                          807,904
---------------------------------------------------------------------------------------------------

LIABILITIES
    Loss and loss adjustment expense reserves - property and casualty                       145,769
    Notes payable                                                                            25,187
    Reinsurance payable                                                                     525,006
    Accounts payable and other liabilities                                                   54,846
---------------------------------------------------------------------------------------------------
      Total liabilities                                                                     750,808
---------------------------------------------------------------------------------------------------

FAIR VALUE OF PROAG AS OF OCTOBER 30, 2009                                      $            57,096
===================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

CPI QUALIFIED PLAN CONSULTANTS, INC.

On June 30, 2009 (the acquisition date) the Company purchased 100% of the common stock of CPI Qualified Plan Consultants, Inc. ("CPI") for cash of $34,910. CPI is a third party plan administrator which administers a variety of employee benefit plans including retirement plans, 401(k), profit-sharing, money purchase and 403(b) plans.

In accordance with FASB ASC 805, Business Combinations the Company determined the fair values of the assets and liabilities acquired with the difference between purchase price and the fair values of the identified net assets recorded as goodwill. As a result of this process $34,825 was assigned to intangibles as follows:

   o $1,154 Internally developed software (amortized over 3 years on straight line basis)
   o $11,193 Customer contracts/broker dealer relationships (amortized over 10 years)
   o   $22,478 Goodwill (indefinite-lived asset and not amortized)

The acquisition of CPI furthers the Company's growth strategy and expands the Company's diversification of products, while strengthening a product line in which it is already a recognized leader.

The following represents the fair values of the assets and liabilities of CPI acquired at June 30, 2009:

===================================================================================================

                                                                                     ASSETS AND
                                                                                LIABILITIES ASSUMED
---------------------------------------------------------------------------------------------------
ASSETS
   Office properties, equipment and computer software                           $             3,680
   Goodwill and other intangibles, net                                                       34,825
   Other assets and receivables                                                              26,161
---------------------------------------------------------------------------------------------------
     Total assets                                                                            64,666
---------------------------------------------------------------------------------------------------

LIABILITIES
   Deferred tax liability                                                                     2,909
   Accounts payable and other liabilities                                                    26,847
---------------------------------------------------------------------------------------------------
     Total liabilities                                                                       29,756
---------------------------------------------------------------------------------------------------

FAIR VALUE OF CPI AS OF JUNE 30, 2009                                           $            34,910
===================================================================================================

CU SYSTEM FUNDS

The Company increased its 37.3% ownership of CU System Funds ("CUSF") to a 51.1% ownership when an investor withdrew from the fund in 2008. CUSF is a private investment fund which purchases commercial mortgage loans and certain other secured loans originated by credit unions. Subsequent to August 1, 2008, the acquisition date, CUSF is accounted for on a consolidated basis. Included in the 2008 results of operations and the balance sheet at December 31, 2008 are the following amounts related to CUSF: net realized loss of $1,401, expenses of $468, net loss of $1,869, assets of $60,945, and liabilities of $9,569. Prior to August 2008 the Company accounted for CUSF on the equity method of accounting. Throughout 2009 the Company has continued to increase its ownership of CUSF as other investors have withdrawn from the fund. The Company currently owns 76.3% of CUSF.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

OTHER ACQUISITIONS

On June 29, 2007 (the acquisition date), CMIC purchased 100% of the common stock of CU BizSource, LLC from MEMBERS Development Company, LLC ("MDC") for $787 in cash. The Company owns a 49% interest in MDC. Operating results attributable to the Company's increased interested in CU BizSource are included in the statement of operations subsequent to the purchase date. The Company assigned $537 of the purchase price to an intangible asset for a covenant not to compete, which was recorded as an asset by the parent (CMIC) and was being amortized on a pro rata basis over five years. The Company determined that the covenant not to compete was impaired in 2008 and recorded a charge to expense of $376. In addition, goodwill of $1,060 and a note payable of $928 were acquired as part of the transaction. CU BizSource provides certification services and maintains underwriting standards for commercial loans issued by credit unions.

In December 2007 the Company bought the interests of the minority owners of Lending Call Center Services, LLC ("LCCS") for $1,095, generating goodwill of $1,057. LCCS processes loan applications and handles member service calls for credit unions and other financial institutions. LCCS was sold in 2009 as described in Note 15.

NOTE 17: MUTUAL FUND ALLIANCE

On June 30, 2009 the Company established an alliance with an investment management firm for the administration and management of its mutual funds. The Company transferred the asset management of these funds to the alliance for $10,312 in cash and established a receivable for $13,948 accruing interest and to be paid over the next three years. The Company will receive additional payments after three years should the alliance meet certain contingencies. The Company recorded a gain of $23,147 on this transaction which is included in other income in the accompanying statement of operations. The Company also receives a percentage of the advisory fees charged by the alliance.

NOTE 18: SUBSEQUENT EVENT

The Company evaluated subsequent events from December 31, 2009 through March 26, 2010, the issuance date of these financial statements. During this period, there has been no significant subsequent events that require adjustment to or disclosure in the financial statements as of December 31, 2009 or for the twelve months then ended.

--------------------------------------------------------------------------------

     APPENDIX A - FIRST YEAR SURRENDER CHARGES PER 1,000 OF SPECIFIED AMOUNT
================================================================================

---------------------------------------------------------------------
ISSUE AGE             MALE COMPOSITE           FEMALE COMPOSITE
---------------------------------------------------------------------
 0                          0.95                      0.87
---------------------------------------------------------------------
 1                          1.07                      0.99
---------------------------------------------------------------------
 2                          1.19                      1.11
---------------------------------------------------------------------
 3                          1.30                      1.22
---------------------------------------------------------------------
 4                          1.42                      1.34
---------------------------------------------------------------------
 5                          1.54                      1.46
---------------------------------------------------------------------
 6                          1.70                      1.59
---------------------------------------------------------------------
 7                          1.88                      1.72
---------------------------------------------------------------------
 8                          2.06                      1.85
---------------------------------------------------------------------
 9                          2.24                      1.98
---------------------------------------------------------------------
10                          2.39                      2.11
---------------------------------------------------------------------
11                          2.51                      2.23
---------------------------------------------------------------------
12                          2.62                      2.35
---------------------------------------------------------------------
13                          2.71                      2.46
---------------------------------------------------------------------
14                          2.80                      2.57
---------------------------------------------------------------------
15                          2.88                      2.67
---------------------------------------------------------------------

---------------------------------------------------------------------
                          MALE                       FEMALE
---------------------------------------------------------------------

ISSUE AGE      NON TOBACCO     TOBACCO     NON TOBACCO      TOBACCO
---------------------------------------------------------------------
16                 2.94          2.94          2.74           2.74
---------------------------------------------------------------------
17                 2.99          2.99          2.80           2.80
---------------------------------------------------------------------
18                 3.03          3.03          2.85           2.85
---------------------------------------------------------------------
19                 3.10          3.10          2.92           2.92
---------------------------------------------------------------------
20                 3.21          3.24          3.03           3.05
---------------------------------------------------------------------
21                 3.37          3.49          3.18           3.28
---------------------------------------------------------------------
22                 3.56          3.74          3.37           3.51
---------------------------------------------------------------------
23                 3.78          4.00          3.57           3.75
---------------------------------------------------------------------
24                 4.03          4.25          3.79           3.98
---------------------------------------------------------------------
25                 4.29          4.50          4.02           4.21
---------------------------------------------------------------------
26                 4.57          4.79          4.26           4.51
---------------------------------------------------------------------
27                 4.88          5.11          4.51           4.85
---------------------------------------------------------------------
28                 5.21          5.45          4.77           5.22
---------------------------------------------------------------------
29                 5.55          5.82          5.05           5.59
---------------------------------------------------------------------
30                 5.89          6.18          5.33           5.95
---------------------------------------------------------------------
31                 6.23          6.54          5.63           6.31
---------------------------------------------------------------------
32                 6.59          6.91          5.93           6.68
---------------------------------------------------------------------
33                 6.95          7.30          6.25           7.04
---------------------------------------------------------------------
34                 7.32          7.70          6.57           7.42
---------------------------------------------------------------------
35                 7.71          8.13          6.90           7.79
---------------------------------------------------------------------

Note: Preferred and Standard Policies use the same Surrender Charge.

---------------------------------------------------------------------
                          MALE                       FEMALE
---------------------------------------------------------------------

ISSUE AGE      NON TOBACCO     TOBACCO     NON TOBACCO      TOBACCO
---------------------------------------------------------------------
36                  8.11          8.58          7.22           8.17
---------------------------------------------------------------------
37                  8.53          9.05          7.55           8.55
---------------------------------------------------------------------
38                  8.95          9.54          7.88           8.94
---------------------------------------------------------------------
39                  9.40         10.07          8.22           9.32
---------------------------------------------------------------------
40                  9.87         10.62          8.58           9.70
---------------------------------------------------------------------
41                 10.36         11.21          8.96          10.06
---------------------------------------------------------------------
42                 10.86         11.82          9.35          10.41
---------------------------------------------------------------------
43                 11.39         12.46          9.76          10.76
---------------------------------------------------------------------
44                 11.94         13.14         10.18          11.12
---------------------------------------------------------------------
45                 12.53         13.86         10.64          11.52
---------------------------------------------------------------------
46                 13.14         14.61         11.10          11.92
---------------------------------------------------------------------
47                 13.76         15.39         11.56          12.30
---------------------------------------------------------------------
48                 14.41         16.21         12.06          12.73
---------------------------------------------------------------------
49                 15.12         17.08         12.62          13.25
---------------------------------------------------------------------
50                 15.91         18.00         13.28          13.91
---------------------------------------------------------------------
51                 16.79         19.00         14.07          14.77
---------------------------------------------------------------------
52                 17.74         20.07         14.98          15.79
---------------------------------------------------------------------
53                 18.74         21.18         15.94          16.89
---------------------------------------------------------------------
54                 19.78         22.31         16.92          18.00
---------------------------------------------------------------------
55                 20.83         23.43         17.86          19.04
---------------------------------------------------------------------
56                 21.85         24.48         18.70          19.96
---------------------------------------------------------------------
57                 22.84         25.47         19.49          20.80
---------------------------------------------------------------------
58                 23.88         26.50         20.30          21.65
---------------------------------------------------------------------
59                 25.04         27.68         21.20          22.59
---------------------------------------------------------------------
60                 26.39         29.11         22.30          23.71
---------------------------------------------------------------------
61                 27.01         29.87         23.08          24.53
---------------------------------------------------------------------
62                 27.42         30.48         23.84          25.32
---------------------------------------------------------------------
63                 27.73         31.00         24.55          26.06
---------------------------------------------------------------------
64                 28.04         31.50         25.20          26.71
---------------------------------------------------------------------
65                 28.45         32.05         25.75          27.25
---------------------------------------------------------------------
66                 28.96         32.58         26.18          27.60
---------------------------------------------------------------------
67                 29.50         33.05         26.49          27.78
---------------------------------------------------------------------
68                 30.07         33.55         26.74          27.91
---------------------------------------------------------------------
69                 30.70         34.19         27.00          28.07
---------------------------------------------------------------------
70                 31.39         35.07         27.31          28.39
---------------------------------------------------------------------
71                 32.25         36.52         27.72          29.01
---------------------------------------------------------------------
72                 33.12         37.97         28.12          29.64
---------------------------------------------------------------------
73                 33.98         39.41         28.53          30.26
---------------------------------------------------------------------
74                 34.85         40.86         28.93          30.89
---------------------------------------------------------------------
75                 35.71         42.31         29.34          31.51
---------------------------------------------------------------------

Note: Preferred and Standard Policies use the same Surrender Charge.

                APPENDIX B - DEATH BENEFIT PERCENTAGE FACTOR
================================================================================

The Death Benefit Percentage Factor required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy.

           Attained Age            Death Benefit
                                   Percentage Factor
          --------------------------------------------
           0-40                    2.50
           41                      2.43
           42                      2.36
           43                      2.29
           44                      2.22
           45                      2.15
          --------------------------------------------
           46                      2.09
           47                      2.03
           48                      1.97
           49                      1.91
           50                      1.85
          --------------------------------------------
           51                      1.78
           52                      1.71
           53                      1.64
           54                      1.57
           55                      1.50
          --------------------------------------------
           56                      1.46
           57                      1.42
           58                      1.38
           59                      1.34
           60                      1.30
          --------------------------------------------
           61                      1.28
           62                      1.26
           63                      1.24
           64                      1.22
           65                      1.20
          --------------------------------------------
           66                      1.19
           67                      1.18
           68                      1.17
           69                      1.16
           70                      1.15
          --------------------------------------------
           71                      1.13
           72                      1.11
           73                      1.09
           74                      1.07
           75-90                   1.05
          --------------------------------------------
           91                      1.04
           92                      1.03
           93                      1.02
           94                      1.01
           95                      1.00
          --------------------------------------------

                                     PART C

                                OTHER INFORMATION

ITEM 26.   EXHIBITS

       (a)       Board of Directors Resolutions.
          (1) Resolution of the board of directors of CUNA Mutual Insurance Society establishing CUNA Mutual Variable Life Insurance Account ("Registrant"). Incorporated herein by reference to post-effective amendment number 4 (File No. 333-148426) filed with the Commission November 24, 2008.

          (2) Certified resolution of the board of directors of CUNA Mutual Insurance Society approving the merger between CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

       (b)       Custodian Agreements. Not applicable.

       (c)       Underwriting Contracts.
          (1) Amended and Restated Distribution Agreement Between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Universal Life Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

          (2) Amended and Restated Servicing Agreement related to the Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Universal Life Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

          (3) Form of Selling and Services Agreement. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

       (d)       Contracts.
          (1)(A) Standard VUL Contract. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 17, 2001.

             (B) Accelerated Benefit Option Endorsement. Form 1668 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

             (C) Accidental Death Benefit Rider. 99-ADB-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-

                    81499) filed with the Commission on June 24, 1999.

             (D) Children's Insurance Rider. 99-CIR-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

             (E) Executive Benefit Plan Endorsement. 98-EBP Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

             (F) Guaranteed Insurability Rider. 99-GIR-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

             (G) Term Insurance Rider for Other Insureds. 99-OIR-RV1. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

             (H) Waiver of Premium Disability Rider. 99-WVR-RV1. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

             (I) State Variations to 99-VUL. Incorporated herein by reference to Form S-6 post-effective amendment no. 3 (File No. 333-81499) filed with the Commission on April 29, 2002.

             (J)    State Variations to VULAPP-2003.

             (K) Amendment to VUL Contract, 2000-VULAMEND. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 17, 2001.

          (2)(A) Standard VUL Contract, Form No. 99-VUL. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

             (B) Accidental Death Benefit Rider, Form No. 99-ADB-RV1. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

             (C) Children's Insurance Rider, Form No. 99-CIR-RV1. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

             (D) Executive Benefit Plan Endorsement, Form No. 99-EBP. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

             (E) Guaranteed Insurability Rider, Form No. 99-GIR-RV1. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

             (F) Term Insurance Rider for Other Insureds, Form No. 99-OIR-RV1. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

             (G) Waiver of Premium Disability Rider, Form No. 99-WVR-RV1. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

          (3) CUNA Mutual Life Insurance Company and CUNA Mutual Insurance Society Merger Endorsement dated December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

       (e)       Applications.
          (1)(A) Application. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

             (B) Application, Form No. VULAPP-2003. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

             (C) Application EXVUL-2003. Incorporated herein by reference to Form N-6 post-effective amendment no. 9 (file No. 333-81499) filed with the Commission on April 27, 2007.

             (D) Application, EZVUL-2003. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

             (2) Application VULPKGW1842MAY07. Incorporated herein by reference to Form N-6 post-effective amendment no. 9 (file No. 333-81499) filed with the Commission on April 27, 2007.

       (f)       Depositor's Certificate of Incorporation and By-Laws.
             (1) Amended and Restated Articles of Incorporation of CUNA Mutual
                 Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

             (2) Amended and Restated Bylaws of CUNA Mutual Insurance Society.
                 Incorporated herein by reference to initial registration statement on Form N-6

                 (File No. 333-148420) filed with the Commission on January 2, 2008.

       (g)       Reinsurance Contracts.
          (1)(A) Facultative YRT Self-Administered Reinsurance Agreement, Effective January 1, 1992, between Century Life of America, Waverly, Iowa and Frankona America Life Reassurance Company, Kansas City Missouri. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718 filed with the Commission on April 25, 2003.

             (B) Amended Facultative YRT Self-Administered Reinsurance Agreement with Scottish Re Life Corporation (formerly Frankona America Life Reassurance Company), Kansas City Missouri effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

          (2)(A) Facultative Agreement between Century Life of America, Waverly, Iowa (hereinafter called the Ceding Company) and General American Life Insurance Company, St. Louis, Missouri, Effective September 1, 1991. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003

             (B) Amended Facultative Agreement with RGA Reinsurance Company (formerly General American Life Insurance Company), St. Louis, Missouri effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008

          (3)(A) Reinsurance Agreement between The Century Life of America of Waverly, Iowa and General Reassurance Corporation, Financial Centre, Stamford, Connecticut, Effective January 22, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003.

             (B) Amendment to Factultative Reinsurance Agreement with Swiss Re Life & Health of America, Inc. (formerly General Reassurance Corporation, Financial Centre), Stamford, Connecticut effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008

          (4)(A) Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Century Life of America of Waverly, Iowa and Transamerica Occidental Life Insurance Company of Los Angeles, California, effective February 1, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003.

             (B) Amended Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, with Transamerica Occidental Life Insurance Company of Los Angeles, California effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

          (5)(A) Reinsurance Agreement Between Lutheran Mutual Life Insurance Company of Waverly, Iowa and The Lincoln National Life Insurance Company of Fort Wayne, Indiana, Effective as of September 1, 1983. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003.

             (B) Amended Reinsurance Agreement with Swiss Re Life & Health America, Inc. (formerly The Lincoln National Life Insurance Company of Fort Wayne, Indiana) effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

          (6)(A) Amendment to the Risk Premium Reinsurance Agreement between the Lutheran Mutual Life Insurance Company of Waverly, Iowa and The Lincoln National Life Insurance Company of Fort Wayne, Indiana, effective September 1, 1983. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003.

             (B) Amended Amendment to the Risk Premium Reinsurance Agreement with The Lincoln National Life Insurance Company of Fort Wayne, Indiana. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

       (h)       Participation Agreements.
          (1)(A) Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated April 22, 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

             (B) Amendment to Participation Agreement among T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

             (C) Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.

             (D) Amendment to Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

             (E) Amendment to Participation Agreement Among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008

          (2)(A) Participation Agreement between MFS Variable Insurance Trust and CUNA Mutual Life Insurance Society dated April 29, 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

             (B) Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

             (C) Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

             (D) Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.

             (E) Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

             (F) Amendment to Participation Agreement Between MFS Variable Insurance Trust and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

          (3)(A) Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Society dated February 20, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

             (B) Amendment No. 1 between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company effective September 21, 1999. Incorporated herein by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

             (C) Amendment No. 2 to Participation Agreement Among Oppenheimer-Funds, Inc., Oppenheimer Variable Account
                     Funds and CUNA Mutual Life Insurance Society dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

             (D) Amendment No. 3 to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Panorama Series Fund, Inc. and CUNA Mutual Life Insurance Company, effective July 31, 2005. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

             (E) Fourth Amendment to Participation Agreement Between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

             (F) Fifth Amendment to the Participation Agreement between Oppenheimer Variable Account Funds. OppenheimerFunds, Inc. and CUNA Mutual Insurance Society effective May 1, 2008. Incorporated by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

             (G) Sixth Amendment to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective July 8, 2008. Incorporated by reference to post-effective amendment number 1 to Form N-4 post-effective amendment number 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

          (4)(A) Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. dated May 1, 2004. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

             (B) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 3, 2004. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

             (C) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated June 5, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

             (D) Amendment No. 3 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

             (E) Amendment No. 4 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

          (5)(A) Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated June 30, 2009. Incorporated herein by reference to post-effective amendment number 9 (File No. 333-148426) filed with the Commission on July 10, 2009.

             (B) Amendment to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated September 8, 2009. Incorporated herein by reference to post-effective amendment number 11 (File No. 333-148426) filed with the Commission on October 16, 2009.

             (C) Amendment No. 2 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated December 4, 2009. Incorporated herein by reference to post-effective amendment number 12 (File No. 333-148426) filed with the Commission on February 4, 2010.

       (i)       Administrative Contracts.
          (1)(A) Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated March 31, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

             (B) Amendment No. 1 to Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated September 10, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

             (2) Administrative Services Letter between MFS Investment
                 Management and CUNA Mutual Insurance Society effective October 1, 2008. Incorporated herein by reference to Form N-6 post effective amendment no. 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

          (3)(A) Letter Agreement between CUNA Mutual Life Insurance Company and
                 T. Rowe Price Associates, Inc. dated September 16, 2002. Incorporated herein by reference to Form N-6 post effective amendment no. 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

             (B) Supplement for Personal Services between CUNA Mutual Insurance Society and T. Rowe Price Investment Services, Inc. date July 31, 2008. Incorporated herein by reference to Form N-6 post effective amendment no. 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

          (4) Services Letter Agreement between CUNA Mutual Insurance Society and Mosaic Funds Distributor, LLC dated June 30, 2009. Incorporated herein by reference to post-effective amendment number 9 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on July 10, 2009.

       (j)       Other Material Contracts.
          (1)(A) Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Services, Inc. and CUNA Mutual Life Insurance Company dated October 16, 2006. Incorporated herein by reference to Form N-6 post effective amendment no. 9 (File No. 333-81499) filed with the Commission on April 27, 2007.

             (B) Amendment to Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

          (2)(A) Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and CUNA Mutual Insurance Society dated October 16, 2006. Incorporated herein by reference to Form N-6 post effective amendment no. 9 (File No. 333-81499) filed with the Commission on April 27, 2007.

             (B) Amendment to Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and CUNA Mutual Insurance Society effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

             (3) Rule 22c-2 Shareholder Information Agreement between Ultra
                 Series Fund and CUNA Mutual Insurance Society effective October 16, 2006. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

             (4) Shareholder Information Agreement between OppenheimerFunds
                 Services, OppenheimerFunds Distributor, Inc. and CUNA Brokerage Services, Inc. effective September 25, 2006. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

             (5) Rule 22c-2 Shareholder Information Agreement between Franklin
                 Templeton Distributors, Inc. CUNA Mutual Life Insurance Company dated April 16, 2007. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

       (k)       Legal Opinion.
             (1) Opinion of Counsel from Pamela M. Krill, Esquire. Incorporated herein by reference to post-effective amendment number 1 to Form N-6 registration statement (File No. 333-148420) filed with the Commission on April 25, 2008.

       (l)       Actuarial Opinion. Not applicable.

       (m)       Calculations. Not applicable.

       (n)       Other Opinions. Not applicable.

       (o) Omitted Financial Statements. No financial statements are omitted from Item 24.

       (p)       Initial Capital Agreements. Not applicable.

       (q)       Redeemability Exemption.
             (1) Issuance, Transfer and Redemption Procedures (Form 5202) issued by CUNA Mutual Insurance Society dated October, 2009. Filed herewith.

       (r)
              i) Deloitte & Touche LLP Consent. Filed herewith.
             ii) KPMG Consent. Filed herewith.
            iii) Ernst & Young LLP Consent. Filed herewith.

       (s)       Powers of Attorney.
             (1) Powers of Attorney. Incorporated herein by reference to post-
                 effective amendment number 11 (File No. 333-148426) filed with the Commission on October 16, 2009.

--------------------------------------------------------------------------------
              A. Power Attorney (Eldon R. Arnold).
--------------------------------------------------------------------------------
              B. Power Attorney (Loretta M. Burd).
--------------------------------------------------------------------------------
              C. Power Attorney (Joseph J. Gasper, Jr.).
--------------------------------------------------------------------------------
              D. Power Attorney (Bert J. Hash, Jr.).
--------------------------------------------------------------------------------
              E. Power Attorney (Robert J. Marzec).
--------------------------------------------------------------------------------
              F. Power Attorney (Victoria W. Miller).
--------------------------------------------------------------------------------
              G. Power Attorney (C. Alan Peppers).
--------------------------------------------------------------------------------
              H. Power Attorney (Jeff Post).
--------------------------------------------------------------------------------
              I. Power Attorney (Randy M. Smith).
--------------------------------------------------------------------------------
              J. Power Attorney (Farouk D. G. Wang).
--------------------------------------------------------------------------------
              K. Power Attorney (Larry T. Wilson).
--------------------------------------------------------------------------------
              L. Power Attorney (James W. Zilinski).
--------------------------------------------------------------------------------

ITEM 27.      DIRECTORS AND OFFICERS OF CUNA MUTUAL INSURANCE SOCIETY

NAME AND PRINCIPAL BUSINESS ADDRESS        POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------        ------------------------------------
Eldon R. Arnold                            Director
5401 West Dirksen Pkwy
Peoria, IL 61607

Loretta M. Burd                            Director
1430 National Road
Columbus, IN 47201

Joseph J. Gasper, Jr.                      Director & Vice Chairman of the Board
5525 Parkcenter Circle
Dublin, OH 73017

Bert J. Hash, Jr.                          Director
7 East Redwood Street, 17th Floor
Baltimore, MD 21202

Robert J. Marzec                           Director
Retired

Victoria W. Miller                         Director
One CNN Center
Atlanta, GA 30303

C. Alan Peppers                            Director & Chairman of the Board
3700 East Alameda Avenue
Denver, CO 80209

Jeff Post                                  Director
5910 Mineral Point Road
Madison, WI 53705

Randy M. Smith                             Director
1 Randolph Brooks Parkway
Live Oak, TX 78223

Farouk D.G. Wang                           Director
2525 Maile Way
Honolulu, HI 96822

Larry T. Wilson                            Director
1000 Saint Albans Drive
Raleigh, NC 27609

James W. Zilinski                          Director
700 South Street
Pittsfield, MA 01201

EXECUTIVE OFFICERS
David P. Marks*        CUNA Mutual Insurance Society
                       Executive Vice President and Chief Investment Officer

Gerald Pavelich*       CUNA Mutual Insurance Society
                       Treasurer, Executive Vice President and Chief Financial
                       Officer

Andy Napoli*           CUNA Mutual Insurance Society
                       Executive Vice President and Chief Administrative Officer

Jeff Post*             CUNA Mutual Insurance Society
                       President and Chief Executive Officer

Robert N. Trunzo*      CUNA Mutual Insurance Society
                       Executive Vice President and Chief Operating Officer

*Principal place of business is 5910 Mineral Point Road, Madison,
Wisconsin 53705.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of CUNA Mutual Insurance Society and is therefore owned and controlled by CUNA Mutual Insurance Society. CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contractowners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and may be considered to be under common control with the registrant or CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                          CUNA Mutual Insurance Society
                    Organizational Chart As Of April 5, 2010

CUNA MUTUAL INSURANCE SOCIETY
STATE OF DOMICILE: IOWA

     CUNA MUTUAL INSURANCE SOCIETY, EITHER DIRECTLY OR INDIRECTLY, IS THE CONTROLLING COMPANY OF THE FOLLOWING WHOLLY-OWNED SUBSIDIARIES, ALL OF WHICH ARE INCLUDED IN CUNA MUTUAL INSURANCE SOCIETY'S CONSOLIDATED FINANCIAL STATEMENTS:

1.   CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

     CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

       a.   CUMIS Insurance Society, Inc.
            State of domicile: Iowa

            CUMIS Insurance Society, Inc. is the owner of the following subsidiary:

            (1)    CUMIS Specialty Insurance Company, Inc.
                   State of domicile: Iowa

       b.   CUNA Brokerage Services, Inc.
            State of domicile: Wisconsin

       c.   CUNA Mutual General Agency of Texas, Inc.
            State of domicile: Texas

       d.   MEMBERS Life Insurance Company
            State of domicile: Iowa

       e.   International Commons, Inc.
            State of domicile: Wisconsin

       f.   CUNA Mutual Insurance Agency, Inc.
            State of domicile: Wisconsin

       g.   Stewart Associates Incorporated
            State of domicile: Wisconsin

       h.   CUNA Mutual Business Services, Inc.
            State of domicile: Wisconsin

       i.   MEMBERS Capital Advisors, Inc.
            State of domicile: Iowa

       j.   CMG Co-Investment Fund GP, Inc.
            State of domicile: Delaware

       k.   CMG Student Lending Services, LLC
            State of domicile: Delaware

       l.   CPI Qualified Plan Consultants, Inc.
            State of domicile: Delaware

       m.   MEMBERS Financial Services, Inc.
            State of domicile: Texas

       n.   Producers Ag Insurance Group, Inc.
            100% ownership by CUNA Mutual Investment Corporation
            State of domicile: Delaware

            (i)  Pro Ag Management, Inc.
                 100% ownership by Producers Ag Insurance Group, Inc. State of domicile: Illinois

                 a. Producers Agriculture Insurance Company
                    100% ownership by Producers Ag Insurance Group, Inc. State of domicile: Texas

                    (i). Crop Hail Management, Inc.
                         100% ownership by Producers Agriculture Insurance Company State of domicile: Texas

           (ii)  Producers Lloyds Insurance Company
                 100% controlled by Producers Ag Insurance Group, Inc. State of domicile: Texas

2.   CUNA Mutual Caribbean Holdings Ltd.
     Country of domicile: Trinidad and Tobago

3.   CUNA Caribbean Insurance Society Limited
     Country of domicile: Trinidad and Tobago

     CUNA Mutual Caribbean Holding Ltd. is the owner of the following subsidiary:

     a.   CUNA Caribbean Insurance Services Limited
          Country of domicile: Trinidad and Tobago

4.   CUNA Mutual Australia Holding Company Pty Ltd
     Country of domicile: Australia

     CUNA Mutual Australia Holding Company Pty. Ltd. is the owner of the following subsidiaries:

     a.   CUNA Mutual Life Australia, Limited
          Country of domicile: Australia

     b.   CUNA Mutual Australia, Ltd.
          Country of domicile: Australia

     CUNA Mutual Australia Ltd. is the owner of the following subsidiaries:

          (1) Members Financial Services Ltd
              Country of domicile: Australia

              (a) CUNA Mutual Underwriting [Agencies] Pty Ltd
                  Country of domicile: Australia

          (2) CUNA Mutual Technology Services Australia Pty Ltd
              Country of domicile: Australia

5.   CUNA Mutual Group Holdings Europe, Ltd.
     County of domicile: Ireland

     CUNA Mutual Group Holdings Europe, Ltd. is the owner of the following subsidiaries:

     a.   CUNA Mutual Group Services (Ireland) Limited
          Country of domicile: Ireland

     b.   CUNA Mutual Life Assurance (Europe), Limited
          Country of domicile: Ireland

     c.   CUNA Mutual Insurance (Europe) Limited
          (was CUNA Mutual General Risk Services (Ireland) Limited) Country of domicile: Ireland

     d.   CUNA Mutual Group, Limited
          Country of domicile: United Kingdom

6.   CUMIS Bermuda Limited
     Country of domicile: Bermuda

7.   6834 Hollywood Boulevard, LLC
     State of domicile: Delaware

8.   CMIA Wisconsin, Inc.
     State of domicile: Wisconsin

     CMIA Wisconsin, Inc. is the owner of the following subsidiary:

     a.   League Insurance Agency, Inc.
          State of domicile: Connecticut

          League Insurance Agency, Inc. is the owner of the following subsidiary:

          (1) Member Protection Insurance Plans, Inc.
              State of domicile: Connecticut

9.   CMG Servicious de Mexico, S. de R. L. de C.V.
     80% ownership by CUNA Mutual Insurance Society
     20% ownership by CUNA Mutual Investment Corporation
     Country of domicile: Mexico

     CUNA MUTUAL INSURANCE SOCIETY, EITHER DIRECTLY OR THROUGH A WHOLLY-OWNED SUBSIDIARY, MAY CONTROL THE FOLLOWING COMPANIES, EACH OF WHICH IS NOT INCLUDED IN CUNA MUTUAL INSURANCE SOCIETY'S CONSOLIDATED FINANCIAL STATEMENT (EXCEPT PRODUCERS LLOYDS INSURANCE COMPANY) PURSUANT TO APPLICABLE REGULATION:

1.   MEMBERS Development Company, LLC
     49% ownership by CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

     MEMBERS Development Company, LLC, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

     a.   Brightleaf Financial Network, LLC
          63.58% ownership by MEMBERS Development Company, LLC
          State of domicile: Wisconsin

     b.   Procura, LLC
          25% ownership by MEMBERS Development Company, LLC
          State of domicile: California

2.   MEMBERS Trust Company
     16.4% ownership by CUNA Mutual Insurance Society
     State of domicile: Florida

3.   CMG Mortgage Insurance Company
     50% ownership by CUNA Mutual Insurance Society
     State of domicile: Wisconsin

4.   CMG Mortgage Assurance Company
     50% ownership by CUNA Mutual Insurance Society
     State of domicile: Wisconsin

     (i) CMG Mortgage Reinsurance Company
         100% CMG Mortgage Assurance Company
         State of domicile: Wisconsin

5.   CM CUSO Limited Partnership
     General partner: CUMIS Insurance Society, Inc.
     State of domicile: Washington

6.   Benefits Partner, LLC
     State of domicile: Michigan

ITEM 29.      INDEMNIFICATION

      Section 10 of the Amended and Restated Bylaws of CUNA Mutual Insurance Society and Article XI of CUNA Mutual Insurance Society Amended and Restated Articles of Incorporation together provide for indemnification of officers or directors of CUNA Mutual Insurance Society against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of CUNA Mutual Insurance Society or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

      Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.      PRINCIPAL UNDERWRITER

(a) CUNA Brokerage Services, Inc. is the principal underwriter for the Registrant as well as for the CUNA Mutual Variable Annuity Account.

(b)   Officers and Directors of CUNA Brokerage Services, Inc.

      --------------------------------------------------------------------------
             NAME AND PRINCIPAL           POSITIONS AND OFFICE WITH UNDERWRITER
              BUSINESS ADDRESS
      --------------------------------------------------------------------------
        Kevin R. Cummer**           Secretary & Treasurer

        Timothy Halevan**           Vice President, Chief Compliance Officer

        Ross D. Hansen*             Vice President, Associate General Counsel

        James H. Metz*              President/CEO, Chairman and Director

        Kevin S. Thompson*          Director

        Mark T. Warshauer*          Director

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.
**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

(c) CUNA Brokerage Services, Inc. is the only principal underwriter. The services provided by CUNA Brokerage Services are set forth in the Amended and Restated Distribution Agreement and Amended and Restated Servicing Agreement filed as exhibits to this registration statement.

          (1)                      (2)                  (3)              (4)                (5)
                                   NET
                              UNDERWRITING
   NAME OF PRINCIPAL          DISCOUNTS AND        COMPENSATION       BROKERAGE
     UNDERWRITER               COMMISSIONS         ON REDEMPTION     COMMISSIONS        COMPENSATION
     -----------               -----------         -------------     -----------        ------------
CUNA Brokerage Services, Inc.   $180,220                 0            $136,967            $43,253

ITEM 31.      LOCATION OF ACCOUNTS AND RECORDS

      All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by CUNA Mutual Insurance Society at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Insurance Society, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 32.      MANAGEMENT SERVICES

      All management contracts are discussed in Part A or Part B.

ITEM 33.      FEE REPRESENTATION

      CUNA Mutual Insurance Society represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Insurance Society.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, and State of Wisconsin as of 28 day of April, 2010.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT (REGISTRANT)

               By: /s/Jeff Post
                   -------------------------------------------------------------
                   Jeff Post
                   President and Chief Executive Officer, CUNA Mutual
                   Insurance Society

                   CUNA MUTUAL INSURANCE SOCIETY (DEPOSITOR)

               By: /s/Jeff Post
                   -------------------------------------------------------------
                   Jeff Post
                   President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as of the dates indicated.

SIGNATURE AND TITLE                                           DATE

By: /s/Andrew Michie                                          April 28, 2010
    -------------------------------------------------------
    Andrew Michie
    Sr. VP - Corporate Controller

By: /s/Gerald Pavelich                                        April 28, 2010
    -------------------------------------------------------
    Gerald Pavelich
    Treasurer, Executive Vice President and Chief
    Financial Officer

By: /s/Jeff Post                                              April 28, 2010
    -------------------------------------------------------
    Jeff Post
    Director, President and Chief Executive Officer

By: *                                                         April 28, 2010
    -------------------------------------------------------
    Eldon R. Arnold
    Director

By: *                                                         April 28, 2010
    -------------------------------------------------------
    Loretta M. Burd
    Director

By: *                                                         April 28, 2010
    -------------------------------------------------------
    Joseph J. Gasper
    Director and Vice Chairman of the Board

By: *                                                         April 28, 2010
    -------------------------------------------------------
    Bert J. Hash, Jr.
    Director

By: *                                                         April 28, 2010
    -------------------------------------------------------
    Robert J. Marzec
    Director

By: *                                                         April 28, 2010
    -------------------------------------------------------
    Victoria W. Miller
    Director

By: *                                                         April 28, 2010
    -------------------------------------------------------
    C. Alan Peppers
    Director and Chairman of the Board

By: *                                                         April 28, 2010
    -------------------------------------------------------
    Randy M. Smith
    Director

By: *                                                         April 28, 2010
    -------------------------------------------------------
    Farouk D. G. Wang
    Director

By: *                                                         April 28, 2010
    -------------------------------------------------------
    Larry T. Wilson
    Director

By: *                                                         April 28, 2010
    -------------------------------------------------------
    James W. Zilinski
    Director

*Signed pursuant to Power of Attorney dated August 13, 2009, filed electronically with post-effective amendment number 11 (File No. 333-148426) filed with the Commission on October 16, 2009.

By: /s/Kerry A. Jung
    -------------------------------------------------------
    Kerry A. Jung
    Lead Attorney

                           EXHIBIT INDEX

q. Issuance, Transfer and Redemption Procedures (Form 5202) Issued by CUNA Mutual Insurance Society dated October, 2009.

r. i)     Deloitte & Touche LLP Consent
   ii)    KPMG Consent
   iii)   Ernst & Young LLP Consent